UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number   811-21237

                                                            Unified Series Trust
(Exact name of registrant as specified in charter)

2960 N. Meridian Street, Suite 300
Indianapolis, IN                                             46208
(Address of principal executive offices)     (Zip code)

Robert W. Silva
Huntington Asset Services, Inc.
2960 N. Meridian St. Suite 300
Indianapolis, IN 46208
(Name and address of agent for service)

Registrant's telephone number, including area code:     317-917-7000

Date of fiscal year end:                                                      10/31

Date of reporting period:                                                      10/31/11

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

The Sound Mind Investing Funds The Sound Mind Investing Fund The Sound Mind Investing Balanced Fund

Annual Report

October 31, 2011

Fund Advisor:

SMI Advisory Services, LLC
11135 Baker Hollow Road
Columbus, IN 47201

Toll Free (877) SMI-FUND

www.smifund.com

Dear Fellow Shareholders,

More than five years have passed since the Sound Mind Investing Fund was launched; to say it has been an eventful period would be an understatement.  During this time, we’ve witnessed the greatest recession since the Great Depression, as well as incredible rallies in the stock market. These dramatic ups and downs have affected the psyche of investors.

As a whole, this volatile period has produced significantly lower returns than stock investors have come to expect.  Since the Sound Mind Investing Fund's inception on December 2, 2005, the large-company dominated S&P 500 Index has advanced just 12.12%. The broader Wilshire 5000 Index’s gain was similar, a gain of 14.48%.  The Sound Mind Investing Fund (SMIFX) performed a bit better than these benchmarks over this period, gaining 19.38%.  We’re glad to have beaten the market, but those are still very low returns for an extended period of time.

These below-average returns are a reminder that stocks typically don’t advance steadily according to the market’s long-term rate of return.  Rather, stocks tend to move in a “two steps forward, one step back” fashion.  That said, it’s certainly understandable that investors might be growing impatient, given the lack of progress by the market over the past dozen years.

A Year for Upgraders to Forget

While the long-term performance of the SMI Fund has been better than the market, it hasn't escaped our notice that Upgrading's returns over the past year or two have failed to live up to the standard of success we've grown accustomed to.  Upgrading's 2011 performance (through October 31) has been its worst relative to the market since the Fund launched in 2005.  We've spent a great deal of time analyzing this, but there's nothing in the execution of Upgrading that we can point to as a cause for alarm.  (Other similar trend-following strategies have had similar performance issues — some to a much greater degree.)  We still believe the philosophical underpinnings of the Upgrading strategy are sound.

However, there has been a change in the environment in which Upgrading, and all other investing strategies for that matter, must now operate.  There's one particularly glaring difference between the market environment before the financial crisis in 2008 and the environment since.  In the past, investors' traditional focus has been on the profitability of individual companies and industries.  This focus lent itself to analytical decision-making based on somewhat predictable patterns, such as earnings trends, corporate reinvestment of profits for research and expansion, the impact of rising/falling interest rates on the business cycle, and seasonal tendencies, to name a few.  However, these traditional guideposts for investors have been less helpful recently due to the overriding influence of government decision-making (including central-bank policy), both in the U.S. and abroad.  The government's enormous interventions in the market's normal operations  have tended to "crowd out" everything else.  A system dependent on the whims of the political elite is inherently unpredictable.

Add to all this the fact that the Fed policy of artificially holding interest rates at near-zero levels obscures a great deal of the "natural feedback" investors normally receive concerning the condition of the economy, and it's easy to understand why investment professionals are looking more at government policies to guide their investing plans than their traditional tools.  This leads to a lack of conviction on the part of mutual fund managers ("Who knows what the Fed, the Congress, or the regulators will do next?").  The result is that trends are short-lived as the markets react erratically to the news of the day.  Upgrading depends on market trends that persist for many months.  That had been the norm in the past, and in that environment Upgrading flourished.

Recent months provide a vivid illustration of these rapidly changing trends.  Stocks fell rapidly throughout the third quarter, in large part due to concerns over the lack of a political solution to the debt troubles facing European nations.  As market performance deteriorated, Upgrading gradually rotated our portfolios into more conservative funds.  However, the market’s direction promptly reversed in October, sending stocks to their best month in decades.  While this helped push the SMI Fund to a positive return for the prior 12-month reporting period (+0.50%), the fund lost ground relative to the market indexes as a result of being positioned conservatively during this dynamic rally.  The impact of this, as well as other previous whipsaws, caused the fund to trail its benchmark indexes over the past year.  The S&P 500 Index gained 8.07% during this time, while the broader Wilshire 5000 Index gained 7.83%.  Lagging the market is clearly disappointing, and frankly, outside our past experience.

Thankfully, there’s reason to hope that the days of major government intrusions into the private sector are nearing an end.  There is a growing recognition that governments, both here and abroad, are running out of "bullets" to fight against natural market forces.  Hopefully we'll see a less government-dominated stock market re-emerge in the near future.  And if it does, we believe we will see Upgrading ride sustainable trends to improved performance.

The SMI Balanced Fund

The SMI Balanced Fund (SMILX) launched on December 31, 2010 so it doesn't have a full fiscal year operating history as of 10/31/2011.  Year-to-date through October 31, it has fared better than SMIFX, losing 3.00%.  That’s less than half what SMIFX lost over that ten-month period, but SMILX nonetheless lagged the blended benchmark we use to track its performance.  That blended benchmark, which consists of 60% Wilshire 5000 performance and 40% Barclays Capital U.S. Aggregate Bond Index performance, gained 3.23% during this period.  That SMILX lagged this benchmark isn’t surprising, given that approximately 60% of SMILX is composed of stock Upgrading.  As we’ve discussed, Upgrading is suffering through its worst period of relative performance in several years.  If Upgrading performs poorly, both of the SMI Funds (which are based on Upgrading) are likely to perform poorly also.

Of course, perspective is important.  While we’re unhappy with the overall result, the component pieces of SMILX performed as expected.  The stock portion of the fund performed similarly to SMIFX, as we would expect.  And the bond side of SMILX performed well after a slow start, (6.03%) compared to the Barclays Aggregate Index (6.64%).  So we have no complaints there.  When Upgrading gets back on track, we have every reason to expect SMILX will be a strong performer.

Bottom line, are we happy with SMILX's performance so far?  No.  But this is due to the recent underperformance of Upgrading, rather than any issue with the SMI Balanced Fund.  We fully expect that Upgrading's performance will revert to its prior form.  When it does, everything we've seen so far indicates that SMILX will perform as was expected when it was first introduced.

These are certainly challenging times for money managers, as well as for individual investors.  As always, we encourage you to invest according to a well-defined, long-term plan.

We appreciate the confidence you have placed in us to be a faithful steward of your assets, even as you strive to be a faithful steward of His assets.

Sincerely,
Mark Biller
Senior Portfolio Manager
The Sound Mind Investing Funds

Performance Results – (Unaudited)

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-877-764-3863.

*     Return figures reflect any change in price per share and assume the reinvestment of all distributions.
** The Standard & Poor’s 500® Index, Wilshire 5000 Index and Barclay’s Capital U.S. Aggregate Bond Index are unmanaged indices that assume reinvestment of all distributions and exclude the effect of taxes and fees.  The Standard & Poor’s 500® Index, Wilshire 5000 Index and Barclay’s Capital U.S. Aggregate Bond Index are widely recognized unmanaged indices of equity prices and are representative of a broader market and range of securities than is found in each Fund’s portfolio. The returns of the Indices are not reduced by any fees or operating expenses. Individuals cannot invest directly in the Indices; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

***The Custom Benchmark for the Sound Mind Investing Balanced Fund is comprised of 60% Wilshire 5000 Index and 40% Barclay’s Capital U.S. Aggregate Bond Index.

The Funds’ investment objectives, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the Funds and may be obtained by calling the same number as above. Please read it carefully before investing.

[
The chart above assumes an initial investment of $10,000 made on December 2, 2005 (commencement of Fund operations) and held through October 31, 2011. The S&P 500 Index® and Wilshire 5000 Index are widely recognized unmanaged indices of equity prices and are representative of a broader market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in the indices; however, an individual can invest in ETFs or other investment vehicles that attempt to track the performance of a benchmark index. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

Current performance of the Fund may be lower or higher than the performance quoted. For more information on the Fund, and to obtain performance data current to the most recent month end or to request a prospectus, please call        1-877-764-3863.  You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing.  The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing.

The Fund is distributed by Unified Financial Securities, Inc., member FINRA.

Comparison of a $10,000 Investment in the The Sound Mind Investing Balanced Fund, Wilshire 5000 Index, Barclay's Capital U.S. Aggregate Bond Index and the Custom Benchmark
The Sound Mind Investing Balanced Fund - $9,700
Wilshire 5000 Index - $10,017
Barclay's Capital U.S. Aggregate Bond Index - $10,703
Custom Benchmark - $10,323
Inception Date 12/30/10
Value ($)
$11,500
$11,000
$10,500
$10,000
$9,500
$9,000
Dec-10
Jan-11
Feb-11
Mar-11
Apr-11
May-11
Jun-11
Jul-11
Aug-11
Sep-11
Oct-11
Date

The chart above assumes an initial investment of $10,000 made on December 30, 2010 (commencement of Fund operations) and held through October 31, 2011. The Barclay’s Capital U.S. Aggregate Bond Index and Wilshire 5000 Index are widely recognized unmanaged indices of equity prices and are representative of a broader market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in these indices; however, an individual can invest in ETFs or other investment vehicles that attempt to track the performance of a benchmark index.  THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

Current performance of the Fund may be lower or higher than the performance quoted. For more information on the Fund, and to obtain performance data current to the most recent month end or to request a prospectus, please call        1-877-764-3863.  You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing.  The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing.

The Custom Benchmark is comprised of 60% Wilshire 5000 Index and 40% Barclay’s Capital U.S. Aggregate Bond Index.

The Fund is distributed by Unified Financial Securities, Inc., member FINRA.

Fund Holdings – (Unaudited)

      1As a percentage of net assets.

The Sound Mind Investing Fund seeks long term capital appreciation. The Fund seeks to achieve its objective by investing in a diversified portfolio of other investment companies using a “fund upgrading” strategy.  The fund upgrading investment strategy is a systematic investment approach that is based on the belief of the Fund’s advisor, SMI Advisory Services, LLC, that superior returns can be obtained by constantly monitoring the performance of a wide universe of other investment companies, and standing ready to move assets into the funds deemed by the advisor to be most attractive at the time of analysis.

      1As a percentage of net assets.

Fund Holdings – (Unaudited) - continued

The Sound Mind Investing Balanced Fund seeks total return. Total return is composed of both income and capital appreciation. The Fund seeks to achieve its objective by investing in a diversified portfolio of equities and fixed income securities. The Fund’s advisor determines how the Fund’s assets will be allocated between equity and fixed income securities. Under normal circumstances the Fund will target an approximate mix of 60% equity securities and 40% fixed income securities. The advisor periodically rebalances the Fund’s asset allocation in response to market conditions and to ensure an appropriate mix of elements in the Fund.

Availability of Portfolio Schedule – (Unaudited)

Each Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q.  The Funds’ Forms N-Q are available at the SEC’s website at www.sec.gov.  The Funds’ Forms N-Q may be reviewed and copied at the Public Reference Room in Washington DC.  Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Summary of Fund’s Expenses – (Unaudited)

As a shareholder of one of the Funds, you incur two types of costs: (1) transaction costs (such as short-term redemption fees); and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

Each Fund’s example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2011 through October 31, 2011).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Expenses shown are meant to highlight your ongoing costs only and do not reflect any transactional costs such as the fee imposed on short-term redemptions. Therefore, the second line of the table below is useful in comparing ongoing costs only and will not help you determine the relative costs of owning different funds.  If incurred, the short-term redemption fee imposed by the Fund would increase your expenses.

Summary of Fund’s Expenses – (Unaudited) - continued

The Sound Mind Investing Fund	Beginning Account Value May 1, 2011	Ending Account Value October 31, 2011	Expenses Paid During Period May 1, 2011 – October 31, 2011*
Actual	$1,000.00	$861.96	$5.23
Hypothetical **	$1,000.00	$1,019.59	$5.67

*Expenses are equal to the Fund’s annualized expense ratio of 1.11%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the partial year period).
** Assumes a 5% return before expenses.

The Sound Mind Investing Balanced Fund	Beginning Account Value May 1, 2011	Ending Account Value October 31, 2011	Expenses Paid During Period May 1, 2011 – October 31, 2011*
Actual	$1,000.00	$923.81	$5.53
Hypothetical **	$1,000.00	$1,019.46	$5.80

*Expenses are equal to the Fund’s annualized expense ratio of 1.14%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the partial year period).
** Assumes a 5% return before expenses.

The Sound Mind Investing Funds
The Sound Mind Investing Fund
Schedule of Investments
October 31, 2011

Mutual Funds - 84.08%	Shares	Fair Value

Mutual Funds Greater Than 1% of The Sound
Mind Investing Fund's Net Assets - 78.60%

AllianceBernstein Small/Mid-Cap Growth Fund, Inc. (a) (b)	1,294,464	$8,582,299
Artisan Mid Cap Value Fund - Investor Class	669,810	14,199,967
Brown Capital Management Small Company Fund - Institutional Class	226,659	10,353,779
Calamos International Growth Fund - Institutional Class (a) (b)	608,202	10,017,089
Delaware Large Cap Value Fund - Investor Class	250,389	3,906,064
Delaware Select Growth Fund - Institutional Class (a) (b)	214,442	7,975,076
Delaware SMID Cap Growth Fund - Institutional Class (b)	549,883	14,769,858
Dreyfus Appreciation Fund, Inc.	211,993	8,522,102
FBR Focus Fund - Investor Class (a) (b)	154,640	7,701,080
First Eagle Overseas Fund - Institutional Class	604,408	13,671,701
Heartland Value Fund	77,365	3,155,708
Hussman Strategic Growth Fund	364,199	4,592,553
Invesco Small Companies Fund - Institutional Class (b)	778,502	15,141,871
Longleaf Partners Small-Cap Fund	508,454	13,763,838
MFS International Value Fund - Institutional Class	552,321	14,161,504
Morgan Stanley Focus Growth Fund - Institutional Class (a)	148,987	5,555,733
Neuberger Berman Genesis - Institutional Class (a)	190,449	9,227,276
The Yacktman Fund	539,386	9,396,104
Touchstone Large Cap Growth Fund - Class Y (a) (b)	341,921	8,643,762
Touchstone Sands Capital Select Growth Fund - Class Y (a)	1,465,753	15,493,012
Virtus Foreign Opportunity Fund - Institutional Class (b)	612,652	13,962,350
Wasatch Core Growth Fund (a) (b)	388,232	14,158,822

TOTAL MUTUAL FUNDS GREATER THAN 1% OF THE SOUND
MIND INVESTING FUND'S NET ASSETS (Cost $215,297,499)		226,951,548

Mutual Funds Less Than 1% of The Sound
Mind Investing Fund's Net Assets - 5.48% (c)

Aberdeen International Equity Fund - Instiutional Class	140,864	1,866,448
Allianz NFJ Dividend Value Fund - Institutional Class	200	2,270
Allianz NFJ Small-Cap Value Fund - Institutional Class	162	4,929
American Century International Discovery Fund - Institutional Class (a)	250	2,394
Artisan International Small Cap Fund - Investor Class	150	2,704
Artisan International Value Fund - Investor Class	150	3,861
Artisan Small Cap Value Fund - Investor Class	150	2,454
BlackRock International Opportunities Portfolio - Institutional Class	100	3,166
Bridgeway Small Cap Growth Fund	205	2,234
Bridgeway Small Cap Value Fund	179	2,459
Buffalo Small Cap Fund (a)	150	3,772
Columbia Acorn International - Class Z	100	3,635
Columbia Acorn Select - Class Z	150	3,636
Columbia Small Cap Growth I Fund - Class Z (a)	100	3,049
Columbia Value & Restructuring Fund - Class Z	50	2,303
Delaware Small Cap Value Fund - Institutional Class	100	3,890
DFA International Small Company Portfolio	100	1,521
DFA U.S. Small Cap Value Portfolio	100	2,350
Dreyfus Opportunistic MidCap Value Fund - Class A (a)	100	3,227
Dreyfus Opportunistic Small Cap Fund	100	2,643
DWS Dreman Small Cap Value Fund - Institutional Class	85	2,867
Fidelity International Small Cap Fund	84,098	1,617,202
Fidelity Mid-Cap Stock Fund	150	4,057
Fidelity Small Cap Stock Fund	150	2,602
Gabelli ABC Fund - Advisor Class	197,399	1,973,992
Hotchkis and Wiley Mid-Cap Value Fund - Institutional Class	100	2,168
Franklin Small Cap Value Fund - Advisor Class	100	4,353
Hartford International Opportunities Fund - Class Y	248	3,515

See accompanying notes which are an integral part of these financial statements.

The Sound Mind Investing Funds
The Sound Mind Investing Fund
Schedule of Investments - continued
October 31, 2011

Mutual Funds - 84.08% - continued	Shares	Fair Value

Mutual Funds Less Than 1% of The Sound
Mind Investing Fund's Net Assets - 5.48% (c) - continued

Hennessy Focus 30 Fund - Institutional Class (a) (b)	228,818	$2,819,039
Janus Overseas Fund - Class T	100	3,927
Janus Venture Fund - Class T (a)	100	5,652
JPMorgan Small Cap Equity Fund - Class S	226	8,350
Longleaf Partners Fund	150	4,212
Lord Abbett Developing Growth Fund, Inc. - Institutional Class (a)	100	2,262
The Merger Fund	60,202	955,413
MFS Massachusettes Investors Growth Stock Fund - Institutional Class	108,935	1,770,187
Morgan Stanley Institutional Fund, Inc. - International Small Cap Portfolio - Institutional Class	36	440
Oakmark International Fund - Institutional Class	150	2,623
Oakmark International Small Cap Fund - Institutional Class	150	1,872
Oakmark Select Fund - Institutional Class	150	4,268
Oberweis Micro-Cap Fund (a)	175	1,972
Oppenheimer International Small Company Fund - Class Y	100	2,072
Oppenheimer Small & Mid Cap Value Fund - Class Y (a)	100	3,078
Perkins Mid Cap Value Fund - Class T	200	4,430
Principal SmallCap Growth Fund I - Investor Class (a)	200	2,178
Royce Low-Priced Stock Fund - Institutional Class	150	2,530
Royce Value Fund - Institutional Class	100	1,224
Royce Opportunity Fund - Institutional Class (a)	150	1,587
Royce Premier Fund - Investor Class	300	6,168
T.Rowe Price International Discovery Fund	150	5,967
T. Rowe Price Small-Cap Value Fund	100	3,566
Tweedy Browne Global Value Fund	150	3,412
Vanguard Strategic Equity Fund	135,576	2,554,254
Wasatch International Growth Fund (a)	150	2,833
Wasatch Emerging Markets Small Cap Fund	895,545	2,113,486

TOTAL MUTUAL FUNDS LESS THAN 1% OF THE SOUND
MIND INVESTING FUND'S NET ASSETS (Cost $16,414,726) (c)		15,820,703

TOTAL MUTUAL FUNDS (Cost $231,712,225)		242,772,251

Exchange-Traded Funds - 15.48%

Consumer Discretionary Select Sector SPDR Fund	48,110	1,879,177
Consumer Staples Select SPDR Fund	371,174	11,521,241
PowerShares High Yield Equity Dividend Achievers Portfolio	605,564	5,389,520
PowerShares International Dividend Achievers Portfolio	353,840	5,381,906
PowerShares QQQ Trust, Series 1	235,855	13,665,439
WisdomTree Equity Income Fund	166,590	6,858,510

TOTAL EXCHANGE-TRADED FUNDS (Cost $44,125,484)		44,695,793

Money Market Securities - 1.68%

Fidelity Institutional Money Market Portfolio - Class I, 0.19% (d)	4,836,811	4,836,811

TOTAL MONEY MARKET SECURITIES (Cost $4,836,811)		4,836,811

TOTAL INVESTMENTS (Cost $280,674,520) - 101.24%		$292,304,855

Liabilities in excess of other assets - (1.24)%		(3,577,907)

TOTAL NET ASSETS - 100.00%		$288,726,948

(a) Non-income producing.
(b) A portion of this security may be deemed illiquid due to the Investment Company Act of 1940 provision stating that no issuer of any investment company security purchased or acquired by a registered investment company shall be obligated to redeem such security in an amount exceeding 1 per centum of such issuer's total outstanding securities during any period of less than thirty days.
(c) Small investments are occasionally retained in mutual funds that are closed to new investment, or in the manager's opinion are at risk to close, so as to allow the Fund the flexibility to reinvest in these funds in the future.
(d) Variable rate security; the money market rate shown represents the rate at October 31, 2011.

See accompanying notes which are an integral part of these financial statements.

The Sound Mind Investing Funds
The Sound Mind Investing Balanced Fund
Schedule of Investments
October 31, 2011

	Principal
Corporate Bonds - 8.96%	Amount	Fair Value

Ally Financial, Inc., 4.500%, 02/11/2014	$60,000	$58,800
Ally Financial, Inc., 7.500%, 09/15/2020	130,000	131,787
American Airlines, Inc., Series A, 5.250%, 01/31/2021	29,956	27,260
American International Group, 6.400%, 12/15/2020	115,000	120,653
Bank of America Corp., 5.875%, 01/05/2021	150,000	147,126
Bank of America Corp., 5.000%, 05//13/2021	90,000	84,659
Bruce Mansfield Unit 1 2, 6.850%, 06/01/2034	24,242	26,012
Burlington NO SF 04-1 TR, 4.575%, 01/15/2021	69,719	75,659
Citigroup, Inc., 5.375%, 08/09/2020	63,000	67,424
Delta Air Lines, Inc., Series 071A, 6.821%, 08/10/2022	68,071	68,751
Entergy Arkansas, Inc., 5.000%, 07/01/2018	35,000	34,910
Entergy Texas, Inc., 3.600%, 06/01/2015	55,000	57,278
Ford Motor Credit Co. LLC, 5.000%, 05/15/2018	100,000	101,891
Fuel Trust, 3.984%, 06/15/2016 (b)	35,000	34,647
General Electric Cap Corp., 2.950%, 05/09/2016	95,000	96,266
General Electric Cap Corp., 4.625%, 01/07/2021	100,000	103,435
General Electric Cap Corp., 6.875%, 01/10/2039	105,000	127,345
General Electric Cap Corp., 4.650%, 10/17/2021	80,000	82,574
Goldman Sachs Group, Inc., 5.250%, 07/27/2021	83,000	83,939
Goldman Sachs Group, Inc., 6.000%, 06/15/2020	40,000	42,197
Hartford Financial Services Group, 5.500%, 10/15/2016	60,000	61,816
Hartford Financial Services Group, 6.000%, 01/15/2019	80,000	82,921
Hartford Financial Services Group, 5.500%, 03/30/2020	40,000	41,081
JPMorgan Chase & Co., 4.250%, 10/15/2020	140,000	139,585
Liberty Mutual Group, 5.000%, 06/01/2021 (b)	130,000	122,889
Lincoln National Corp., 4.850%, 06/24/2021	130,000	128,515
Morgan Stanley, 5.500%, 07/28/2021	98,000	95,898
Morgan Stanley, 5.750%, 01/25/2021	100,000	98,934
Nationwide Financial Services., 5.375%, 03/25/2021 (b)	125,000	124,765
News America, Inc., 4.500%, 02/15/2021	80,000	83,704
Northwest Air, Series, 2001-1 A, 7.027%, 11/01/2019	75,674	76,053
Prudential Holdings, LLC, 8.695%, 12/18/2023 (b)	41,000	50,679
Prudential Insurance Co., 8.300%, 07/01/2025 (b)	85,000	106,178
Qwest Corp., 7.125%, 11/15/2043	35,000	34,125
UAL 2007 Pass Trust, Series 071A, 6.636%, 07/02/2022	48,044	46,362
UNP RR CO 2004 Pass Trust, Series 04-1, 5.404%, 07/02/2025	63,266	70,478
UNP RR CO 2005 Pass Trust, Series 05-1, 5.082%, 01/02/2029	52,077	58,626
UNP RR CO 2006 Pass Trust, Series 06-1, 5.866%, 07/02/2030	30,620	35,556
US Airways 2011-1A PTT, Series A, 6.250%, 04/22/2023	58,063	52,257
US Airways 2011-1A PTT, Series A, 7.125%, 10/22/2023	40,000	38,000

TOTAL CORPORATE BONDS (Cost $3,145,709)		3,121,035

Foreign Bonds Denominated in US Dollars - 0.65%

Republic of Italy, 6.875%, 09/27/2023	90,000	90,080
Telecom Italia Capital, 7.721%, 06/04/2038	95,000	96,229
Telefonica Emisiones Sau, 5.462%, 02/16/2021	40,000	40,614

TOTAL FOREIGN BONDS DENOMINATED IN US DOLLARS (Cost $233,509)		226,923

See accompanying notes which are an integral part of these financial statements.

The Sound Mind Investing Funds
The Sound Mind Investing Balanced Fund
Schedule of Investments - continued
October 31, 2011

	Principal
	Amount	Fair Value
U. S. Treasury Obligations - 14.02%

U. S. Treasury Bills - 5.24%

U.S. Treasury Bill, 0.015%, 12/29/2011	$290,000	$289,994
U.S. Treasury Bill, 0.200%, 05/31/2012	630,000	629,787
U.S. Treasury Bill, 0.055%, 06/28/2012	905,000	904,593
		1,824,374
U. S. Treasury Notes - 8.78%

U.S. Treasury Note, 0.625%, 12/31/2012	935,000	939,895
U.S. Treasury Note, 0.375%, 10/31/2012	640,000	641,425
U.S. Treasury Note, 1.000%, 08/31/2016	450,000	450,917
U.S. Treasury Note, 2.125%, 08/15/2021	520,000	517,809
U.S. Treasury Note, 4.375%, 05/15/2041	10,000	12,277
U.S. Treasury Note, 3.750%, 08/15/2041	450,000	497,320
		3,059,643

TOTAL U.S. TREASURY OBLIGATIONS (Cost $4,875,228)		4,884,017

Asset-Backed Securities - 22.81%

Ally Master Owner Trust, Series 2011-1, Class A1, 1.113%, 01/15/2016 (c)	115,000	115,448
Americredit Automobile Receivables Trust, Series 2008-AF, Class A4, 6.960%, 10/14/2014	90,443	93,797
Banc of America Commerical Mortgage, Inc., Series 2003-1, Class A2, 4.648%, 09/11/2036	75,000	77,505
Banc of America Commerical Mortgage, Inc., Series 2002-2, Class A3, 5.118%, 07/11/2043	76,009	76,585
Banc of America Commerical Mortgage, Inc., Series 2006-3, Class A4, 5.889%, 07/10/2044	80,000	88,466
Banc of America Commerical Mortgage, Inc., Series 2007-5, Class A4, 5.492%, 10/10/2017	85,000	89,413
Bear Stearns Commercial Mortgage Securities, Series 2003-PWR2, Class A4, 5.186%, 05/11/2039	35,000	37,060
Credit Suisse Mortgage Capital Certificate, 5.250%, 03/27/2037 (b)	39,221	40,027
Chrysler Financial Auto Securitization, Series 2009-A, Class A3, 2.820%, 01/15/2016	46,818	47,219
CS First Boston Mortgage Securities, Series 2002-CP5, Class A2, 4.940%, 12/15/2035	30,000	30,892
CS First Boston Mortgage Securities, Series 2005-10, Class 7A1, 5.000%, 09/25/2015	3,667	3,581
Fannie Mae, 0.235%, 07/26/2012 (c)	485,000	485,309
Fannie Mae, 3.500%, 12/01/2011 (e)	1,270,000	1,287,661
Fannie Mae, 4.500%, 12/01/2011 (e)	455,000	480,238
Fannie Mae, 4.500%, 11/01/2011 (e)	415,000	438,927
Fannie Mae, 4.000%, 11/01/2011 (e)	1,645,000	1,710,286
Fannie Mae, 5.500%, 04/25/2025	2,664	2,685
Fannie Mae, Pool # 468910, 0.622%, 08/01/2018	149,768	149,939
Fannie Mae, Pool # 468625, 0.612%, 07/01/2018	40,000	40,196
Fannie Mae, Pool # 468338, 0.642%, 06/01/2018	95,000	95,583
Fannie Mae, Pool AB2822, 2.500%, 03/01/2026	57,185	57,830
Fannie Mae, Pool # 466319, 3.230%, 11/01/2020	103,460	106,094
Fannie Mae, Pool # 466284, 3.330%, 10/01/2020	98,570	101,689
Fannie Mae, Pool # AE0879, 4.000%, 11/01/2025	131,627	138,487
Fannie Mae, Pool # 466890, 5.100%, 12/01/2040	24,762	26,932
Fannie Mae, Pool # 464398, 5.970%, 01/01/2040	14,742	17,772
Fannie Mae, Pool # 464400, 5.970%, 01/01/2040	9,828	11,848
FDIC Trust, Series 2011-C1, Class A, 1.840%, 03/25/2017 (b)	46,781	47,433
Freddie Mac, 0.193%, 06/17/2013 (c)	60,000	60,032
Freddie Mac, 1.500%, 12/15/2015	23,990	24,058
Freddie Mac, 4.000%, 12/15/2024	152,056	160,655
Freddie Mac, Pool # 466582, 0.692%, 11/01/2020	515,000	518,397
Freddie Mac, Pool # 465468, 3.330%, 07/01/2020	98,742	105,739
Freddie Mac, Pool # AA4328, 4.000%, 04/01/2024	149,781	157,586
Ford Credit Auto Owners Trust, Series 2009-D, Class A3, 2.170%, 10/15/2013	46,155	46,464
Ford Credit Auto Owners Trust, Series 2009-A, Class A3B, 2.743%, 05/15/2013 (c)	17,411	17,469
Greenwich Capital Commercial Funding Corp., Series 2003-C1, Class A4, 4.111%, 07/05/2035	81,729	84,511

See accompanying notes which are an integral part of these financial statements.

The Sound Mind Investing Funds
The Sound Mind Investing Balanced Fund
Schedule of Investments - continued
October 31, 2011
	Principal
Asset-Backed Securities - 22.81% - continued	Amount	Fair Value

GS Mortgage Securities Corp. II, Series 2007-EOP, Class A1, 1.142%, 03/06/2020 (b) (c)	$59,655	$59,150
GS Mortgage Securities Trust, Series 2007-GG10, Class A4, 5.790%, 05/10/2017 (c)	55,000	58,806
Hertz Vehicle Financing, LLC, Series 2011-1A, Class A1, 2.200%, 03/25/2015 (b)	125,000	126,801
Hertz Vehicle Financing, LLC, Series 2009-2A, Class A1, 4.260%, 03/25/2013 (b)	100,000	103,514
Hyundai Auto Receivables Trust, Series 2009-A, Class A3, 2.030%, 08/15/2013	54,873	55,167
Mercedes-Benz Auto Receivables Trust, Series 2011-1, Class A2, 0.353%, 12/15/2012	95,000	95,031
Mid-State Trust, Series 11, Class A1, 4.864%, 07/15/2038	18,356	18,446
NCUA Guaranteed Notes, Series 2010-A1, Class A, 0.591%, 12/07/2020 (c)	160,614	161,014
Residential Funding Mortgage Securities II, Inc., 0.525%, 08/25/2033 (c)	21,950	16,776
SLM Student Loan Trust, Series 2007-1, Class A3, 0.448%, 07/25/2018 (c)	86,008	85,709
SLM Student Loan Trust, Series 2008-2, Class A1, 0.718%, 01/25/2015 (c)	30,098	30,110
Structured Asset Securities Corp., 2005-S6, Class A2, 0.535%, 11/25/2035 (c)	10,069	7,583
Structured Asset Securities Corp., 2005-S7, Class A2, 0.545%, 12/25/2035 (b) (c)	27,311	16,555
Wachovia Bank Commercial Mortgage Trust, Series 2002-C1, Class A4, 6.287%, 04/15/2034	36,169	36,490

TOTAL ASSET-BACKED SECURITIES (Cost $7,893,220)		7,944,965

Mutual Funds - 49.32%	Shares

AllianceBernstein Small/Mid-Cap Growth Fund, Inc. (a)	116,888	774,965
Artisan Small Cap Fund (a)	39,202	703,292
Brown Capital Management Small Company Fund - Institutional Class	15,674	715,979
Calamos International Growth Fund - Institutional Class (a)	65,804	1,083,793
Delaware Select Growth Fund (a)	28,030	1,042,430
Delaware SMID Cap Growth Fund - Institutional Class	44,077	1,183,914
Dreyfus Appreciation Fund, Inc.	21,812	876,822
Fidelity Advisor Growth Opportunities Fund - Institutional Class (a)	21,716	813,685
Fidelity Focused Stock Fund (a)	25,551	356,951
Fidelity International Small Cap Fund	100	1,923
First Eagle Overseas Fund - Institutional Class	38,868	879,197
Gabelli ABC Fund - Advisor Class	17,397	173,970
ING Corporate Leaders Trust Fund	1,290	27,832
Invesco Small Companies Fund - Institutional Class	57,358	1,115,612
Longleaf Partners Small-Cap Fund	32,250	873,009
Lord Abbett Developing Growth Fund, Inc. - Institutional Class (a)	2,358	53,345
MFS International Value Fund - Institutional Class	44,869	1,150,448
Morgan Stanley Focus Growth Fund - Institutional Class (a)	12,773	476,298
The James Small Cap Fund	47,098	1,084,667
The Yacktman Fund	49,835	868,120
Touchstone Large Cap Growth Fund - Class Y (a) (b)	5,842	147,687
Virtus Foreign Opportunity Fund - Institutional Class	50,647	1,154,211
Wasatch Core Growth Fund (a)	32,656	1,190,970
Wasatch Emerging Markets Small Cap Fund	182,008	429,540

TOTAL MUTUAL FUNDS (Cost $16,954,892)		17,178,660

Exchange-Traded Funds - 10.87%

Consumer Discretionary Select Sector SPDR Fund	12,135	473,993
Consumer Staples Select Sector SPDR Fund	21,745	674,965
PowerShares High Yield Equity Dividend Achievers Portfolio	122,265	1,088,158
PowerShares International Dividend Achievers Portfolio	2,760	41,980
PowerShares QQQ Trust, Series 1	18,510	1,072,469
WisdomTree Equity Income Fund	10,536	433,767

TOTAL EXCHANGE-TRADED FUNDS (Cost $3,594,035)		3,785,332

See accompanying notes which are an integral part of these financial statements.

The Sound Mind Investing Funds
The Sound Mind Investing Balanced Fund
Schedule of Investments - continued
October 31, 2011

		Fair
	Shares	Value

Money Market Securities - 4.61%

Fidelity Institutional Money Market Portfolio - Class I, 0.19% (d)	1,603,684	$1,603,684

TOTAL MONEY MARKET SECURITIES (Cost $1,603,684)		1,603,684

TOTAL INVESTMENTS (Cost $38,300,277) - 111.24%		$38,744,616

Liabilities in excess of other assets - (11.24)%		(3,914,369)

TOTAL NET ASSETS - 100.00%		$34,830,247

(a) Non-income producing.
(b) Security exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. See Note 7 in the Notes.
(c) Variable rate security; the rate shown represents the rate at October 31, 2011.
(d) Variable rate security; the money market rate shown represents the rate at October 31, 2011.
(e) Date shown represents next reset date as of October 31, 2011.

See accompanying notes which are an integral part of these financial statements.

The Sound Mind Investing Funds
Statements of Assets and Liabilities
October 31, 2011

Assets	The Sound Mind Investing Fund	The Sound Mind Investing Balanced Fund
Investments in securities:
At cost	$280,674,520	$38,300,277
At value	$292,304,855	$38,744,616

Receivable for fund shares sold	252,877	15,051
Receivable for investments sold	2,991,970	5,289,042
Interest receivable	433	78,927
Prepaid expenses	21,387	16,856
Total assets	295,571,522	44,144,492

Liabilities
Payable to Advisor (a)	234,092	10,726
Payable for fund shares sold	113,302	115
Payable for investments purchased	6,429,443	9,265,585
Payable to administrator, fund accountant and transfer agent	26,764	5,504
Payable to trustees and officers	902	822
Payable to custodian	9,558	4,361
Other accrued expenses	30,513	27,132
Total liabilities	6,844,574	9,314,245

Net Assets	$288,726,948	$34,830,247

Net Assets consist of:
Paid in capital	$288,579,339	$35,819,688
Accumulated undistributed net investment income (loss)	-	13,418
Accumulated net realized gain (loss) from investment transactions
and swap contracts	(11,482,726)	(1,447,198)
Net unrealized appreciation (depreciation) on
investment securities	11,630,335	444,339

Net Assets	$288,726,948	$34,830,247

Shares outstanding (unlimited number of shares authorized)	26,895,510	3,589,131

Net Asset Value (NAV) and offering price per share	$10.74	$9.70

Redemption price per share (b) (NAV * 98%)	$10.53	$9.51

(a) See Note 5 in the Notes to the Financial Statements.
(b) The redemption price per share reflects a redemption fee of 2.00% on shares redeemed within 90 calendar days of purchase.
Shares are redeemed at the Net Asset Value if held longer than 90 calendar days.

See accompanying notes which are an integral part of these financial statements.

The Sound Mind Investing Funds
Statements of Operations
For the period ended October 31, 2011

	The Sound Mind Investing Fund	The Sound Mind Investing Balanced Fund (c)

Investment Income
Dividend income	$4,052,773	$15,680
Interest income	1,835	174,766
Total Investment Income	4,054,608	190,446

Expenses
Investment Advisor fee (a)	3,135,675	176,192
Administration expense (a)	154,639	8,236
Transfer agent expense (a)	123,733	34,123
Fund accounting expense (a)	64,566	7,293
Registration expense	46,293	7,904
Legal expense	44,750	30,947
Custodian expense (a)	39,846	22,876
Printing expense	29,263	5,296
Auditing expense	14,799	14,996
Miscellaneous expense	9,583	515
Trustee expense	8,843	4,851
Insurance expense	8,812	-
CCO expense	7,825	6,714
Pricing expense	3,905	8,888
Acquired Fund Expense	3,227	-
Overdraft expense	1,717	352
24f-2 expense	520	4,481
Offering Expense	-	18,874
Total Expenses	3,697,996	352,538
Advisor fees waived (a)	-	(126,597)
Other expense reductions (a) (b)	(58,115)	(1,921)
Net Expenses	3,639,881	224,020
Net Investment Income (Loss)	414,727	(33,574)

Realized & Unrealized Gain (Loss) on Investments and Swap Agreements
Long Term Capital Gain Dividends from investment companies	1,407,176	2,318
Net realized gain (loss) on:
Investment securities	33,741,980	(1,440,112)
Swap contracts	-	18,714
Change in unrealized appreciation (depreciation) on
investment securities	(33,642,945)	444,339
Net realized and unrealized gain (loss) on investments and Swap contracts	1,506,211	(974,741)
Net increase (decrease) in net assets resulting from operations	$1,920,938	$(1,008,315)

(a) See Note 5 in the Notes to the Financial Statements.
(b) Certain funds that the Funds invest in rebate back a portion of the distribution fee charged.
(c) For the period December 30, 2010 (the date the fund commenced operations) through October 31, 2011.

See accompanying notes which are an integral part of these financial statements.

The Sound Mind Investing Funds
Statements of Changes In Net Assets
	The Sound Mind Investing Fund

	Year Ended	Year ended
	October 31, 2011	October 31, 2010
Increase (decrease) in Net Assets due to:
Operations
Net investment income (loss)	$414,727	$(1,069,600)
Long term capital gain dividends from investment companies	1,407,176	2,434
Net realized gain (loss) on investment securities	33,741,980	23,940,349
Change in unrealized appreciation (depreciation) on investment securities	(33,642,945)	25,835,471
Net increase (decrease) in net assets resulting from operations	1,920,938	48,708,654

Distributions:
From net investment income	(687,868)	-
Total distributions	(687,868)	-

Capital Share Transactions
Proceeds from Fund shares sold	61,452,806	57,147,399
Reinvestment of distributions	671,959	-
Assets acquired from Managed Volatility Fund Merger (b)	24,922,565	-
Amount paid for Fund shares redeemed	(83,482,542)	(66,363,935)
Proceeds from redemption fees collected (a)	36,688	21,720
Net increase in net assets resulting
from capital share transactions	3,601,476	(9,194,816)

Total Increase (Decrease) in Net Assets	4,834,546	39,513,838

Net Assets
Beginning of year	283,892,402	244,378,564

End of year	$288,726,948	$283,892,402

Accumulated undistributed net investment income (loss)
included in net assets at end of period	$-	$-

Capital Share Transactions
Shares sold	5,652,788	5,692,057
Shares issued in reinvestment of distributions	58,583	-
Shares received in Managed Volatility Fund Merger (b)	2,076,880	-
Shares redeemed	(7,400,100)	(6,824,504)

Net increase from capital share transactions	388,151	(1,132,447)

(a) The Fund charges a 2% redemption fee on shares redeemed within 90 calendar days of purchase.
Shares are redeemed at the Net Asset Value if held longer than 90 calendar days.
(b) See Note 12 in the Notes to the Financial Statements.

See accompanying notes which are an integral part of these financial statements.

The Sound Mind Investing Funds
Statement of Changes In Net Assets
	The Sound Mind Investing Balanced Fund

	Period Ended
	October 31, 2011	(a)
Increase (decrease) in Net Assets due to:
Operations
Net investment income (loss)	$(33,574)
Long term capital gain dividends from investment companies	2,318
Net realized gain (loss) on investment securities and
swap contracts	(1,421,398)
Change in unrealized appreciation (depreciation) on
investment securities	444,339
Net increase (decrease) in net assets resulting from operations	(1,008,315)

Capital Share Transactions
Proceeds from Fund shares sold	40,811,865
Amount paid for Fund shares redeemed	(4,994,499)
Proceeds from redemption fees collected (b)	21,196
Net increase in net assets resulting
from capital share transactions	35,838,562

Total Increase (Decrease) in Net Assets	34,830,247

Net Assets
Beginning of period	-

End of period	$34,830,247

Accumulated undistributed net investment income (loss)
included in net assets at end of period	$13,418

Capital Share Transactions
Shares sold	4,106,202
Shares redeemed	(517,071)

Net increase from capital share transactions	3,589,131

(a) For the period December 30, 2010 (the date the fund commenced operations) through October 31, 2011.
(b) The Fund charges a 2% redemption fee on shares redeemed within 90 calendar days of purchase.
Shares are redeemed at the Net Asset Value if held longer than 90 calendar days.

See accompanying notes which are an integral part of these financial statements.

The Sound Mind Investing Funds
Financial Highlights
(For a share outstanding during the period)	The Sound Mind Investing Fund

	Year ended		Year ended	Year ended	Year ended		Year ended
	October 31, 2011		October 31, 2010	October 31, 2009	October 31, 2008		October 31, 2007

Selected Per Share Data:
Net asset value, beginning of year	$ 10.71		$ 8.84	$ 7.63	$ 13.87		$ 10.91

Income from investment operations:
Net investment income (loss) (b)	0.02		(0.04)	(0.02)	0.18	(a)	0.05
Net realized and unrealized gain (loss)	0.04		1.91	1.27	(5.30)		3.00
Total from investment operations	0.06		1.87	1.25	(5.12)		3.05

Less Distributions to Shareholders:
From net investment income	(0.03)		-	-	(0.21)		(0.09)
From net realized gain	-		-	-	(0.86)		-
From return of capital	-		-	(0.04)	(0.05)		-
Total distributions	(0.03)		-	(0.04)	(1.12)		(0.09)

Paid in capital from redemption fees (c)	-		-	-	-		-

Net asset value, end of year	$ 10.74		$ 10.71	$ 8.84	$ 7.63		$ 13.87

Total Return (d)	0.50%		21.15%	16.57%	-39.86%		28.13%

Ratios and Supplemental Data:
Net assets, end of period (000)	$ 288,727		$ 283,892	$ 244,379	$ 195,625		$ 247,411
Ratio of expenses to average net assets (e) (f)	1.15%		1.22%	1.28%	1.24%		1.25%
Ratio of net investment income (loss) to
average net assets (b) (e) (g)	0.13%		(0.41)%	(0.26)%	1.64%		0.37%
Portfolio turnover rate	165.12%	(h)	95.29%	124.85%	141.12%		115.48%

(a) Per share net investment income has been calculated using the average shares method.
(b) Recognition of the net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(c) Redemption fees resulted in less than $0.005 per share.
(d) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(e) These ratios exclude the impact of expenses of the underlying funds in which the Fund invests as represented in the
Schedule of Investments.
(f) This ratio does not include the effects of other expenses refunded by the underlying funds in which the Fund invests. If these refunds had been included, the ratio of expenses to average net assets would have been 1.14%, 1.21%, 1.26%, 1.22% and 1.22%, for the periods ended October 31, 2011, October 31, 2010, October 31, 2009, October 31, 2008 and October 31, 2007, respectively.
(g) This ratio is presented net of the other expenses refunded by the underlying funds in which the Fund invests.
(h) Portfolio turnover rate excludes $21,405,392 of purchases, which is the book value of securities acquired at the time of merger with SMI Managed Volatility Fund.

See accompanying notes which are an integral part of these financial statements.

The Sound Mind Investing Funds
Financial Highlights
(For a share outstanding during the period)	The Sound Mind Investing Balanced Fund

	Period Ended
	October 31, 2011	(a)

Selected Per Share Data:
Net asset value, beginning of period	$10.00

Income from investment operations:
Net investment income (loss) (b)	(0.01)
Net realized and unrealized gain (loss)	(0.30)
Total from investment operations	(0.31)

Paid in capital from redemption fees	0.01

Net asset value, end of period	$9.70

Total Return (c)	-3.00%	(d)

Ratios and Supplemental Data:
Net assets, end of period (000)	$34,830
Ratio of expenses to average net assets (e) (f)	1.15%	(g)
Ratio of expenses to average net assets
before waiver and reimbursement (e)	1.80%	(g)
Ratio of net investment income to
average net assets (b) (e) (h)	(0.17)%	(g)
Ratio of net investment income to
average net assets before waiver and reimbursement (b) (e)	(0.82)%	(g)
Portfolio turnover rate	276.04%

(a) For the period December 30, 2010 (the date the Fund commenced operations) through October 31, 2011.
(b) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(c) Total return in the above table represents the rate that the investor would have earned on an investment in the Fund, assuming reinvestment of dividends.
(d) Not annualized.
(e) These ratios exclude the impact of expenses of the underlying fund in which the Fund may invest, as represented in the Schedule of Investments.
(f) This ratio does not include the effects of other expenses refunded by the underlying funds in which the Fund invests. If these refunds had been included, the ratio of expenses to average net assets would have been 1.14%.
(g) Annualized.
(h) This ratio is presented net of the other expenses refunded by the underlying funds in which the Fund invests.

See accompanying notes which are an integral part of these financial statements.

The Sound Mind Investing Funds
Notes to the Financial Statements
October 31, 2011

NOTE 1.  ORGANIZATION

The Sound Mind Investing Fund (“SMI Fund”) and Sound Mind Investing Balanced Fund (“SMI Balanced Fund”)(each a “Fund” and collectively, the “Funds”) were each organized as a diversified series of Unified Series Trust (the “Trust”). The SMI Fund was organized on August 29, 2005 and commenced operations on December 2, 2005. The SMI Balanced Fund was organized on November 13, 2010 and commenced operations on December 30, 2010.  The net assets of the SMI Managed Volatility Fund were merged with the SMI Fund in a tax-free reorganization on February 15, 2011 and the SMI Managed Volatility Fund was subsequently closed.  See Note 12 for details of the merger.  The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 17, 2002 (the “Trust Agreement”). The Trust Agreement permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series without par value. Each Fund is one of a series of funds currently authorized by the Trustees. The investment advisor to the Funds is SMI Advisory Services, LLC (the “Advisor”).  Reams Asset Management Co., LLC, a division of Scout Investment Advisors, Inc., is the subadvisor for the fixed income portion of the Balanced Fund (the “Subadvisor”).  The SMI Fund seeks to provide long-term capital appreciation. The SMI Balanced Fund seeks total return.

 NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

Securities Valuations – All investments in securities are recorded at their estimated fair value as described in Note 3.

Federal Income Taxes – The Funds make no provision for federal income or excise tax. The Funds intend to qualify each year as regulated investment companies (“RICs”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of their taxable income. The Funds also intend to distribute sufficient net investment income and net capital gains, if any, so that they will not be subject to excise tax on undistributed income and gains. If the required amount of net investment income or gains is not distributed, the Funds could incur a tax expense.

As of and during the fiscal period ended October 31, 2011, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statements of operations. During the year, the Funds did not incur any interest or penalties.  The Funds are not subject to examination by U.S. federal tax authorities for tax years prior to 2007.

Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund’s relative net assets or other appropriate basis (as determined by the Board).

Security Transactions and Related Income – The Funds follow industry practice and record security transactions on the trade date.  The specific identification method is used for determining gains or losses for financial statements and income tax purposes.  Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.  Short-term capital gain distributions from underlying funds are classified as dividend income for financial reporting purposes.  Long-term capital gains are broken out as such.  Discounts and premiums on securities purchased are amortized or accreted using the effective interest method. The ability of issuers of debt securities held by the Funds to meet their obligations may be affected by economic and political developments in a specific country or region.

Dividends and Distributions – The Funds typically distribute substantially all of their net investment income in the form of dividends and taxable capital gains to their shareholders at least annually.  These distributions, which are recorded on the ex-dividend date, are automatically reinvested in each Fund unless shareholders request cash distributions on their application or through a written request. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes.  Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes.  Any such reclassifications will have no effect on net assets, results of operations, or net asset values per share of the Funds.

The Sound Mind Investing Funds
Notes to the Financial Statements - continued
October 31, 2011

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES - continued

For the year ended October 31, 2011, the SMI Fund made the following reclassifications to increase/(decrease) the components of net assets:

Paid in Capital	Accumulated Undistributed Net Investment Income	Accumulated Net Realized Gain (Loss)

$3,668,410	$273,141	$(3,941,551)

For the period ended October 31, 2011, the SMI Balanced Fund made the following reclassifications to increase/(decrease) the components of net assets:

Paid in Capital	Accumulated Undistributed Net Investment Income	Accumulated Net Realized Gain (Loss)

$(18,874)	$46,992	$(28,118)

Swap Contracts - The SMI Balanced Fund may enter into credit default swap contracts. A credit default swap involves a protection buyer and a protection seller.  The Fund may be either a protection buyer or seller.  The protection buyer makes periodic premium payments to the protection seller during the swap term in exchange for the protection seller agreeing to make certain defined payments to the protection buyer in the event that certain defined credit events occur with respect to a particular security, issuer, or basket of securities. The “notional amount” of the swap agreement is the agreed upon amount or value of the underlying asset used for calculating the obligations that the parties to a swap agreement have agreed to exchange.  The Fund’s obligation under a swap agreement will be accrued daily (offset against amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty may be collateralized by designating liquid assets on the Fund’s books and records. The credit default swaps are marked to market daily based upon quotes received from a pricing service and any change in value is recorded in unrealized appreciation/depreciation. Periodic payments paid or received are recorded in realized gain/loss.  Any premium paid or received by the Fund upon entering into a credit default swap contract is recorded as an asset or liability and amortized daily as a component of realized gain (loss) on the Statement of Operations.  Payments made or received as a result of a credit event or termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gains/losses.  In addition to bearing the risk that the credit event will occur as a protection seller, the Fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index, the possibility that the Fund may be unable to close out its position at the same time or at the same price as if it had purchased comparable publicly traded securities, or that the counterparty may default on its obligation to perform.  Please see Note 4 for information on swap agreement activity during the fiscal period ended October 31, 2011.

NOTE 3.  SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

Fair value is defined as the price that a Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. Accounting principles generally accepted in the United States of America, (“GAAP”), establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable.  Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in

Sound Mind Investing Funds
Notes to the Financial Statements - continued
October 31, 2011

NOTE 3.  SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – continued

pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of the Funds’ investments. These inputs are summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical securities

•
Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive  market,  quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including each Fund’s own assumptions in determining fair value of investments based on the best information available)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Equity securities, including exchanged-traded funds, are generally valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices more accurately reflect the fair value of such securities.  Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price.  Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price.  Securities traded in the NASDAQ over-the-counter market are generally valued by the pricing service at the NASDAQ Official Closing Price.  When using the market quotations or close prices provided by the pricing service and when the market is considered active, the security will be classified as a Level 1 security. Sometimes, an equity security owned by the Funds will be valued by the pricing service with factors other than market quotations or when the market is considered inactive. When this happens, the security will be classified as a Level 2 security. When market quotations are not readily available, when the Advisor determines that the market quotation or the price provided by the pricing service does not accurately reflect the current fair value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review by the Board. These securities will be categorized as Level 3 securities.

Investments in mutual funds, including money market mutual funds, are generally priced at the ending net asset value (NAV) provided by the service agent of the funds. These securities will be categorized as Level 1 securities.

Fixed income securities, including corporate bonds, foreign bonds denominated in U.S. dollars, U.S. treasury obligations and asset-backed securities, when valued using market quotations in an active market, will be categorized as Level 1 securities. However, they may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices more accurately reflect the fair value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. These securities will generally be categorized as Level 2 securities. If the Advisor decides that a price provided by the pricing service does not accurately reflect the fair value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board. These securities will be categorized as Level 3 securities.

Short-term investments in fixed income securities, (those with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity), are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value. These securities will be classified as Level 2 securities.

In accordance with the Trust’s good faith pricing guidelines, the Advisor is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Advisor would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from

The Sound Mind Investing Funds
Notes to the Financial Statements - continued
October 31, 2011

NOTE 3.  SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS - continued

market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Good faith pricing is permitted if, in the Advisor’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before a Fund’s NAV calculation that may affect a security’s value, or the Advisor is aware of any other data that calls into question the reliability of market quotations.  Good faith pricing may also be used in instances when the bonds the Funds’ invest in may default or otherwise cease to have market quotations readily available.

The following is a summary of the inputs used to value the SMI Fund’s investments as of October 31, 2011:

	Valuation Inputs
Assets	Level 1 - Quoted Prices in Active Markets	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total

Mutual Funds - greater than 1% of net assets	$226,951,548	$-	$-	$226,951,548

Mutual Funds - less than 1% of net assets	15,820,703	-	-	15,820,703

Exchange-Traded Funds	44,695,793	-	-	44,695,793

Money Market Securities	4,836,811	-	-	4,836,811

Total	$292,304,855	$-	$-	$292,304,855

The SMI Fund did not hold any investments at any time during the reporting period in which significant unobservable inputs were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period. The Sound Mind Investing Fund did not hold any derivative instruments during the reporting period.

During the year ended October 31, 2011, there were no significant transfers between levels.  The amount of transfers in/out are reflected at the securities’ fair value at the reporting period end.

The following is a summary of the inputs used to value the SMI Balanced Fund’s investments as of October 31, 2011:

	Valuation Inputs
Assets	Level 1 - Quoted Prices in Active Markets	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Corporate Bonds	$-	$3,121,035	$-	$3,121,035
Foreign Bonds Denominated in U.S. Dollars	-	226,923	-	226,923
U.S. Treasury Obligations	-	4,884,017	-	4,884,017
Asset-Backed Securities	-	7,944,965	-	7,944,965
Mutual Funds	17,178,660	-	-	17,178,660
Exchange-Traded Funds	3,785,332	-	-	3,785,332
Money Market Securities	1,603,684	-	-	1,603,684
Total	$22,567,676	$16,176,940	$-	$38,744,616

The SMI Balanced Fund did not hold any investments at any time during the reporting period in which significant unobservable inputs were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period.

The Sound Mind Investing Funds
Notes to the Financial Statements - continued
October 31, 2011

NOTE 3.  SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS - continued

During the period ended October 31, 2011, there were no significant transfers between levels.  The amount of transfers in/out are reflected at the securities’ fair value at the reporting period end.

NOTE 4. DERIVATIVE TRANSACTIONS

The SMI Balanced Fund may obtain exposure to the fixed income market by investing in credit default swap (“CDX”) contracts. The Fund used CDX contracts as an additional avenue in which to bring value to the Fund. The Fund may use CDX contracts as an alternative to buying, selling, or holding certain securities in the fixed income market. The use of CDX contracts may provide a less expensive, more expedient, or more specifically focused way to invest than traditional fixed income securities would. The Fund may enter into single name CDX agreements to gain exposure to a particular company when it is more economically attractive to do so rather than purchasing traditional bonds. The Fund may also invest in CDX index products and options thereon that allow the Fund to gain broad market exposure but with less company-specific risk than single name CDX agreements.

`The Fund enters into CDX contracts to gain exposure or to mitigate specific forms of credit risk. Swaps expose the Fund to counterparty risk (described below). The Fund could also suffer losses with respect to a swap agreement if the Fund is unable to terminate the agreement or reduce its exposure through offsetting transactions.

Many of the markets in which the Fund participates in credit default transactions are “over the counter” or “interdealer” markets. The participants in these markets are typically not subject to credit evaluation and regulatory oversight as are members of “exchange based markets. When the Fund invests in CDX contracts, it is assuming a credit risk with regard to parties with whom it trades and also bears the risk of settlement default. These risks may differ materially from those associated with transactions effected on an exchange, which generally are backed by clearing organization guarantees, daily marking-to-market and settlement, and segregation and minimum capital requirements applicable to intermediaries. Transactions entered into directly between two counterparties generally do not benefit from such protections. This exposes the Fund to the risk that the counterparty will not settle a transaction in accordance with its terms and conditions because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem, thus causing the Fund to suffer a loss. To mitigate counterparty risk, the Fund will sometimes require the counterparty to post collateral to the Fund’s custodian to cover the exposure.

The Fund may also invest in credit default swap index products and in options on credit default swap index products. These instruments are designed to track segments of the credit default swap market and provide investors with exposure to specific “baskets” of issuers of bonds or loans. In general, the value of the credit default swap index product will go up or down in response to changes in the perceived credit risk and default experience of the basket of issuers, instead of the exchange of the stream of payments for the payment of the notional amount (if a credit event occurs) that is the substance of a single name credit default swap. Such investments are subject to liquidity risks as well as counterparty and other risks associated with investments in credit default swaps discussed above.

The Sound Mind Investing Funds
Notes to the Financial Statements - continued
October 31, 2011

NOTE 4. DERIVATIVE TRANSACTIONS - continued

In accordance with GAAP, the fair value of credit default swaps can be found on Statement of Assets and Liabilities under receivable for investments sold and on the Statement of Operations under net realized gain (loss) on swap agreements.  For the fiscal period ended October 31, 2011, the realized gain (loss) and change in unrealized appreciation (depreciation) on swap agreements were as follows:

Derivatives	Location of Gain (Loss) on Derivatives in Statements of Operations	Realized Gain (Loss) on Derivatives	Change in Unrealized Appreciation (Depreciation) on Derivatives
Credit Risk:	Net realized gain (loss) on swap
Credit Default Swap Contracts	contracts and Change in unrealized
appreciation (depreciation) on swap
	contracts	18,714	-

During the period ended October 31, 2011, the Fund had written total notional value of swap contracts of $4,280,000.  The total notional value of terminated swap contracts was $4,280,000.  No collateral was posted by either party as of October 31, 2011.  There were no open contracts as of October 31, 2011.  The Fund utilized credit derivative instruments in conjunction with investment securities in an effort to achieve its investment objective for the period ended October 31, 2011.

NOTE 5. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Advisor, under the terms of the management agreement with respect to each Fund (each an “Agreement”), manages the Funds’ investments.  As compensation for its management services, each Fund is obligated to pay the Advisor a fee based on the Fund’s average daily net assets as follows:

	SMI Fund	SMI Balanced Fund
Fund Assets	Management Fee	Management Fee

$1 - $100 million	1.00%	0.90%
$100,000,001 - $250 million	1.00%	0.80%
$250,000,001 to $500 million	0.90%	0.70%
Over $500 million	0.80%	0.60%

For the fiscal year ended October 31, 2011, the Advisor earned fees of $3,135,675 from the SMI Fund. For the period December 30, 2010 (the commencement of operations) through October 31, 2011, the Advisor earned fees of $176,192 from the SMI Balanced Fund before the reimbursement described below. At October 31, 2011, $234,092 and $10,726 were owed to the Advisor from the SMI Fund and the SMI Balanced Fund, respectively.

The Advisor has contractually agreed to waive all or a portion of its management fee and/or reimburse certain Fund operating expenses, but only to the extent necessary to maintain each Fund’s total annual expenses, excluding brokerage fees and commissions, borrowing costs (such as interest and dividend expenses on securities sold short), taxes, extraordinary litigation expenses and any indirect expenses (such as expenses incurred by other investment companies acquired by a Fund), at 1.50% of the SMI Fund’s and 1.15% of the SMI Balanced Fund’s average daily net assets through February 29, 2012. For the fiscal year ended October 31, 2011, the Advisor did not waive any fees for the SMI Fund. For the period December 30, 2010 (the commencement of operations) through October 31, 2011, the Advisor waived fees of $126,597 for the SMI Balanced Fund.

The Sound Mind Investing Funds
Notes to the Financial Statements - continued
October 31, 2011

NOTE 5. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - continued

Each waiver or reimbursement by the Advisor is subject to repayment by the applicable Fund within the three fiscal years following the fiscal year in which the particular expense was incurred; provided that the Fund is able to make the repayment without exceeding the 1.50% expense limitation for the SMI Fund and the 1.15% expense limitation for the SMI Balanced Fund.  The amount subject to repayment by the SMI Balanced Fund, pursuant to the aforementioned conditions, at October 31, 2011 is as follows:

Recoverable through
Amount	October 31,

$126,597	2014

The Trust retains Huntington Asset Services, Inc. (“HASI”), formerly known as Unified Fund Services, Inc., to manage the Funds’ business affairs and to provide the Funds with administrative services, including all regulatory reporting and necessary office equipment and personnel.  For the fiscal year ended October 31, 2011, HASI earned fees of $154,639 for administrative services provided to the SMI Fund.  For the period December 30, 2011 (the commencement of operations) through October 31, 2011, HASI earned fees of $8,236 for administrative services provided to the SMI Balanced Fund. At October 31, 2011, $10,800 was owed to HASI from the SMI Fund for administrative services. At October 31, 2011, $1,058 was owed to HASI from the SMI Balanced Fund for administrative services.  Certain officers of the Trust are members of management and/or employees of HASI. HASI operates as a wholly-owned subsidiary of Huntington Bancshares, Inc., the parent company of the Distributor and Huntington National Bank, the custodian of each Fund’s investments (the “Custodian”).

For the fiscal year ended October 31, 2011, the Custodian earned fees of $39,846 for custody services provided to the SMI Fund.  For the period December 30, 2010 (the commencement of operations) through October 31, 2011, the Custodian earned fees of $22,876 for custody services provided to the SMI Balanced Fund.  At October 31, 2011, the Custodian was owed $9,558 and $4,361 from the SMI Fund and SMI Balanced Fund, respectively, for custody services.

The Custodian receives distribution fees from the underlying funds in which the Funds invest and forwards these fees back to the appropriate Fund. The Funds use the fees received to reduce gross expenses. A Trustee of the Trust is a member of management of the Custodian.

The Trust retains HASI to act as each Fund’s transfer agent and to provide the Funds with fund accounting services.  For the fiscal year ended October 31, 2011, HASI earned fees of $123,733 from the SMI Fund for transfer agent services. For the period December 30, 2010 (the commencement of operations) through October 31, 2011, HASI earned fees of $34,123 from the SMI Balanced Fund for transfer agent services. At October 31, 2011, HASI was owed $11,232 and $3,717 from the SMI Fund and SMI Balanced Fund, respectively, for transfer agent services. For the fiscal period ended October 31, 2011, HASI earned fees of $64,566 and $7,293 from the SMI Fund and SMI Balanced Fund, respectively, for fund accounting services.  At October 31, 2011, HASI was owed $4,732 from the SMI Fund for fund accounting services.  At October 31, 2011, $729 was owed to the SMI Balanced Fund from HASI for fund accounting services.

Unified Financial Securities, Inc. (the “Distributor”) acts as the principal distributor of each Fund.  There were no payments made to the Distributor by either Fund for the fiscal period ended October 31, 2011.  A Trustee of the Trust is a member of management of Huntington National Bank, a subsidiary of Huntington Bancshares, Inc. (the parent of the Distributor) and an officer of the Trust is an officer of the Distributor and such persons may be deemed to be affiliates of the Distributor.

The Sound Mind Investing Funds
Notes to the Financial Statements - continued
October 31, 2011

NOTE 6.  INVESTMENTS

For the fiscal period ended October 31, 2011, purchases and sales of investment securities, other than short-term investments and short-term U.S. government obligations were as follows:

		SMI
	SMI Fund	Balanced Fund
Purchases
U.S. Government Obligations	$-	$30,762,249
Other	527,372,112	64,033,173
Sales
U.S. Government Obligations	$-	$28,006,978
Other	543,974,530	33,710,831

At October 31, 2011, the net unrealized appreciation (depreciation) of investments for tax purposes, was as follows:

		SMI
	SMI Fund	Balanced Fund

Gross Appreciation	$14,604,244	$684,585
Gross (Depreciation)	(2,975,801)	(248,549)
Net Appreciation (Depreciaton)
on Investments	$11,628,443	$436,036

At October 31, 2011, the aggregate cost of securities for federal income tax purposes was $280,676,412 and $38,308,580 for the SMI Fund and the SMI Balanced Fund, respectively.

The Sound Mind Investing Funds
Notes to the Financial Statements - continued
October 31, 2011

NOTE 7.  RESTRICTED SECURITIES

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer’s expense, either upon demand by the Funds or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid. The Board of Trustees and management of the Fund consider the restricted securities shown below to be liquid. The Funds will not incur any registration costs upon such resale. The Funds’ restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined by the Trust’s Pricing Committee. At October 31, 2011, the SMI Balanced Fund held restricted securities representing 2.39% of net assets, as listed below:

	Acquisition	Principal	Amortized	Fair
Issuer Description	Date	Amount	Cost	Value
Credit Suisse Mortgage Capital Certificate,
5.250%, 03/27/2037	6/13/2011	$39,221	39,233	$40,027
FDIC 2011-C1-A, 1.840%, 03/25/2017	4/18/2011	46,781	46,792	47,433
Fuel Trust, 3.984%, 06/15/2016	6/17/2011	35,000	34,962	34,647
GS Mortgage Securities Corp. II, Series 2007-EOP,
Class A1, 1.142%, 03/06/2020	(a)	59,655	59,088	59,150
Hertz Vehicle Financing, LLC, Series 2011-1A,
Class A1, 2.200%, 03/25/2015	6/13/2011	125,000	124,996	126,801
Hertz Vehicle Financing, LLC, Series 2009-2A,
Class A1, 4.260%, 03/25/2013	4/21/2011	100,000	104,221	103,514
Liberty Mutual Group, 5.000%, 06/01/2021	(b)	130,000	128,814	122,889
Nationwide Financial Services., 5.375%, 03/25/2021	(c)	125,000	126,660	124,765
Prudential Holdings, LLC, 8.695%, 12/18/2023	2/24/2011	41,000	49,708	50,679
Prudential Insurance Co., 8.300%, 07/01/2025	(d)	85,000	105,923	106,178
Structured Asset Securities Corp., 2005-S7
Class A2, 0.545%, 12/25/2035	6/22/2011	27,311	16,838	16,555
TOTAL				$832,638

(a) Purchased on various dates beginning 03/10/2011.
(b) Purchased on various dates beginning 08/11/2011.
(c) Purchased on various dates beginning 04/20/2011.
(d) Purchased on various dates beginning 05/17/2011.

NOTE 8.  ESTIMATES

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.  Actual results could differ from those estimates.

NOTE 9. BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. At October 31, 2011, National Financial Services Corporation, for the benefit of others, held 35.36% of the SMI Balanced Fund. As a result, National Financial Services Corporation may be deemed to control the SMI Balanced Fund.

The Sound Mind Investing Funds
Notes to the Financial Statements - continued
October 31, 2011

NOTE 10. DISTRIBUTIONS TO SHAREHOLDERS

SMI Fund : On December 31, 2010, SMI Fund paid an income distribution of $0.0254 per share to shareholders of record on December 30, 2010.

The tax characterization of distributions for the fiscal years ended October 31, 2011 and October 31, 2010, was as follows:

	2011	2010
Distributions paid from:
Ordinary Dividend	$687,868	$-
	$687,868	$-

At October 31, 2011, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Capital loss carryforward	$(11,480,834)
Unrealized appreciation (depreciation)	11,628,443
$147,609

At October 31, 2011, the difference between book basis and tax basis unrealized appreciation is attributable to the tax deferral of losses on wash sales in the amount of $1,892.

SMI Investing Balanced Fund:  There were no distributions by the SMI Investing Balanced Fund during the period ended October 31, 2011.

On December 30, 2011, SMI Investing Balanced Fund paid an income distribution of $0.0548 per share to shareholders of record on December 29, 2011.

At October 31, 2011, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Acccumulated undistributed ordinary income	$13,418
Capital loss carryforward	(1,438,895)
Unrealized appreciation (depreciation)	436,036
$(989,441)

At October 31, 2011, the difference between book basis and tax basis unrealized appreciation is attributable to the tax deferral of losses on wash sales in the amount of $8,303.

The Sound Mind Investing Funds
Notes to the Financial Statements - continued
October 31, 2011

NOTE 11. CAPITAL LOSS CARRYFORWARD

At October 31, 2011, the SMI Fund had available for federal tax purposes an unused capital loss carryforward of $11,480,834 which is available for offset against future taxable net capital gains.  At October 31, 2011, the SMI Balanced Fund had available for federal tax purposes an unused capital loss carryforward of $1,438,895.   To the extent these carryforwards are used to offset future capital gains, it is probable that the amount, which is offset, will not be distributed to shareholders.  The carryforwards expire as follows:

SMI Fund		SMI Balanced Fund		Expires October 31,

$3,159,693	**	$-		2016
8,321,141		-		2017
-		1,438,895	*	indefinite

*All of these capital loss carryforwards are short-term in nature and can be used to offset future short-term capital gains.
** Due to IRC Section 382 limitations, utilization of these carryforwards is limited to a maximum of $1,106,117 per  year.

NOTE 12.  MERGER OF THE SMI FUND AND MANAGED VOLATILITY FUND

The SMI Fund acquired all of the assets and liabilities of the Sound Mind Investing Managed Volatility Fund (the “Managed Volatility Fund”), in a tax-free reorganization at the close of business on February 15, 2011 pursuant to an Agreement and Plan of Reorganization approved by the Board of Trustees of the Unified Series Trust on November 3, 2010.   The acquisition was accomplished by a tax-free exchange of 2,455,425 shares of the Managed Volatility Fund (valued at $10.15 per share) for 2,076,880 shares of the SMI Fund (valued at $12.00 per share).  Each share of the Managed Volatility Fund was exchanged for 0.846 shares of the SMI Fund. The Managed Volatility Fund’s net assets on the date of the reorganization were $24,922,565 including $3,251,741 of unrealized appreciation, and capital loss carryforwards of $3,941,551 and were combined with the SMI Fund’s net assets.  The aggregate net assets of the SMI Fund & Managed Volatility Fund immediately before the acquisition were $332,449,831 and $24,922,565, respectively.  The combined net assets immediately after the acquisition were $357,372,396 for 29,781,033 shares outstanding.

Assuming the reorganization had been completed on November 1, 2010, the beginning of the annual reporting period for both the SMI Fund and Managed Volatility Fund, the SMI Fund’s pro forma results of operations for the year ended October 31, 2011 are as follows:

Net investment income	$735,806
Net realized gain (loss) on investment transactions	39,778,253
Net unrealized appreciation (depreciation) on investments	(33,642,945)
Net increase (decrease) in net assets resulting from operations	$6,871,114
Because the combined investment portfolios have been managed as a single integrated portfolio since the Reorganization has been completed, it is not practicable to separate the amounts of revenue and earnings of the Managed Volatility Fund that have been included in the SMI Fund’s statement of operations since February 15, 2011.

Cohen Fund Audit Services

www.cohenfund.com

440.835.8500
440.835.1093 *fax*

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees
The Sound Mind Investing Funds
(Unified Series Trust)

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of The Sound Mind Investing Funds, comprising The Sound Mind Investing Fund and The Sound Mind Investing Balanced Fund (the "Funds") as of October 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and financial highlights for each of the five periods in the period then ended for The Sound Mound Investing Fund, the statement of operations, the statement of changes in net assets, and the financial highlights for the period December 30, 2010 (commencement of operations) through October 31, 2011, for The Sound Mind Investing Balanced Fund. These financial statements and financial highlights are the responsibility of Fund management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds constituting The Sound Mind Investing Funds as of October 31, 2011, the results of their operations, the changes in their net assets, and their financial highlights for the periods indicated herein, in conformity with accounting principles generally accepted in the United States of America.

Cohen Fund Audit Services

COHEN FUND AUDIT SERVICES, LTD.
Westlake, Ohio
December 30, 2011

Registered with the Public Company Accounting Oversight Board sqif Service Quality Innovation and Fun

TRUSTEES AND OFFICERS

The Board of Trustees supervises the business activities of the Trust.  Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires or is removed.

The following tables provide information regarding the Trustees and Officers.

Independent Trustees
Name, Address*, (Age), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Gary E. Hippenstiel (Age – 64) Chairman of the Audit and Pricing Committees Independent Trustee, December 2002 to present
President and founder of Hippenstiel Investment Counsel LLC, a registered investment advisor, since November 2008; Chairman of the Investment Committee for the Diana Davis Spencer Foundation since October 2011;  Director, Vice President and Chief Investment Officer of Legacy Trust Company, N.A. from September 1991 to September 2008; Chairman of the investment committee for W.H. Donner Foundation and Donner Canadian Foundation from June 2005 to September 2011.

Stephen A. Little (Age - 65) Chairman, December 2004 to present; Independent Trustee, December 2002 to present	President and founder of The Rose, Inc., a registered investment advisor, since April 1993.
Daniel J. Condon (Age - 61) Independent Trustee, December 2002 to present
CEO of Standard Steel, LLC since August 2011; Director Steel Wheels Acquisition Corp. since August 2011; Director Standard Steel, Inc. since August 2011; President and CEO of International Crankshaft Inc., an automotive supply manufacturing company, from 2004 to August 2011; Director International Crankshaft, Inc. since 2004; Chairman, SMI Crankshaft LLC, an automotive and truck supplier, from July 2010 to August 2011.

Ronald C. Tritschler (Age - 59) Independent Trustee, January 2007 to present; Interested Trustee, December 2002 to December 2006
Chief Executive Officer, Director and Legal Counsel of The Webb Companies, a national real estate company, since 2001; Director of First State Financial since 1998; Director, Vice President and Legal Counsel of The Traxx Companies, an owner and operator of convenience stores, since 1989.

Kenneth G.Y. Grant (Age – 62) Independent Trustee, May 2008 to present
Senior Vice President of Global Trust Company since 2008; Senior Vice President of Advisors Charitable Gift Fund since May 2005; Senior Vice President and Chief Officer, Corporate Development, of Northeast Retirement Services, Inc. since February 2003; Senior Vice President of Savings Banks Employees Retirement Association since February 2003; Director, Lift Up Africa since 2008; Chair Investment Committee since January 2011 and past Chair; Board of Directors of Massachusetts Council of Churches; Member, Presbytery of Boston, Presbyterian Church (U.S.A.) since June 1975.

Interested Trustees & Officers
Name, Address*, (Age), Position with Trust,** Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Nancy V. Kelly (Age - 56)*** Trustee, November 2007 to present
Executive Vice President of Huntington National Bank, the Trust’s custodian, since December 2001; Director, Wedgewood Golf & Country Club since October 2008; Director, Greenlawn Cemetery since October 2007; Director, Directions for Youth and Families, a social service agency, since August 2006.

Brian L. Blomquist (Age - 52) President, March 2011 to present
President of Huntington Asset Services, Inc., the Trust’s administrator, since February 2010; Senior Vice President of Institutional Custody at Huntington National Bank, the Trust’s custodian, from July 2008 to May 2011, Director of Trust Operations at Huntington National Bank from March 2008 to February 2010; Board Member of King Park Area Development Corporation since February 2011; President of TCL Associates, Inc., a consulting firm specializing in bank acquisitions and integrations for several large financial institutions, from February 2000 to March 2008.

John C. Swhear (Age - 50) Senior Vice President, May 2007 to present
Vice President of Legal Administration and Compliance for Huntington Asset Services, Inc., the Trust’s administrator, since April 2007; Chief Compliance Officer and Vice President of Valued Advisers Trust since August 2008; Chief Compliance Officer of Unified Financial Securities, Inc., the Trust’s distributor, since May 2007; Secretary of Huntington Funds since April 2010; President and Chief Executive Officer of Dreman Contrarian Funds, March 2010 to March 2011; Vice President and Acting Chief Executive Officer of Dreman Contrarian Funds, 2007 to March 2010; Employed in various positions with American United Life Insurance Company from June 1983 to April 2007, including:  Associate General Counsel, April 2007; Investment Adviser Chief Compliance Officer, June 2004 to April 2007; Assistant Secretary to the Board of Directors, December 2002 to April 2007 and Chief Compliance Officer of OneAmerica Funds, Inc., June 2004 to April 2007; Chief Counsel, OneAmerica Securities Inc., February 2007 to April 2007;  Secretary, OneAmerica Securities, Inc., December 2002 to April 2007.

Robert W. Silva (Age - 45) Treasurer and Chief Financial Officer, June 2011 to present
Senior Vice President, Fund Administration for Huntington Asset Services, Inc., the Trust’s administrator, since October 2011, Vice President from September 2010 to October 2011; Treasurer of Huntington Funds since November 2010; Treasurer and Chief Financial Officer of Dreman Contrarian Funds since March 2011; Senior Vice President of Citi Fund Services Ohio, Inc. from September 2007 to September 2010; Assistant Vice President of Citizens Advisers, Inc. from May 2002 to August 2007.

Lynn E. Wood (Age - 65) Chief Compliance Officer, October 2004 to present	Chief Compliance Officer of Unified Series Trust, since October 2004.
Tara Pierson (Age - 36) Secretary, May 2010 to present
Employed by Huntington Asset Services, Inc., the Trust’s Administrator, since February, 2000; Assistant Secretary of Dividend Growth Trust from March 2006 to present. Assistant Secretary of the Trust from November 2008 to May 2010.

* The address for each trustees and officer is 2960 N. Meridian St., Suite 300, Indianapolis, IN  46208.
** The Trust currently consists of 23 series.
 *** Ms. Kelly is deemed an interested trustee because she is an officer of an entity that is under common control with Unified Financial Securities, Inc., the Distributor, as of October 31, 2011.

OTHER INFORMATION

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the trustees and is available without charge, upon request. You may call toll-free at 1-877-764-3863 to request a copy of the SAI or to make shareholder inquiries.

Management Agreement Approval for SMI Balanced Fund (Unaudited)

Approval of the Sound Mind Investing Balanced Fund’s (the “Fund”) Management Agreement (“Management Agreement”) between the Trust and SMI Advisory Services, LLC (“SMI” or the “Adviser”) and the Fund’s Sub-advisory Agreement (“Sub-advisory Agreement”) between SMI and Reams Asset Management Co. LLC (“Reams”) was considered by the Board of Trustees, including a majority of Trustees who are not interested persons of the Trust or interested parties to the Management Agreement or Sub-advisory Agreement (collectively the “Independent Trustees” and each an “Independent Trustee”) at an in-person meeting held on November 3, 2010. Copies of the Fund’s proposed Management Agreement and Sub-advisory Agreement, were provided to the Board in advance of the meeting. The Trustees were reminded of the factors to be considered in approving the Management Agreement.

The Trustees confirmed that they had reviewed the materials provided by the Adviser, Reams and the Trust’s Administrator (the “Administrator”) in advance of the meeting, which included the following information: (i) a letter from the Administrator to the Adviser and Reams setting forth, and the Adviser’s and Reams’ responses to, a detailed series of questions regarding, among other things, proposed investment advisory services to the Fund, (ii) a certification from each of the Adviser and Reams that it has adopted a compliance program that is reasonably designed to prevent violation of federal securities laws by the Fund, (iii) the Adviser’s and Reams’ Forms ADV Parts I and II and accompanying schedules, (iv) reports from the Administrator comparing the proposed management fee and expense structure for the Fund to its peer group, funds in the Lipper category “Mixed Target Allocation Growth,” (v) annualized performance information provided by Reams regarding its Core Plus composite, as of June 30, 2010, (vi) modeled performance information provided by the Adviser, comprised of 60% of the performance of the Sound Mind Investing Fund, which uses the same Upgrading strategy that it will use to manage the equity portion of the Balanced Fund, and 40% of the performance of Frontegra Columbus Core Plus Institutional Fund, which is subadvised by Reams using the same Core Plus fixed income strategy that will be used to manage the fixed income portfolio of the Balanced Fund, which weighting is representative of the proposed allocation of the Balanced Fund, for the year to date, three month, one- and five-year periods ended October 27, 2010, and (vii) unaudited income statement and balance sheet of SMI and Reams, each dated September 30, 2010.

The Trustees noted that they had received and evaluated such information as they deemed necessary to make their decision.  They also noted that they had taken into account a number of factors that they believed, in light of the legal advice provided by legal counsel to the Trust and legal counsel to the Independent Trustees, and their own business judgment, to be relevant.   As a result, the Trustees noted as follows:
(i)           The Nature, Extent and Quality of Services – The Trustees noted that the Adviser manages approximately $314 million in assets, comprised of two other series of the Trust, the Sound Mind Investing Fund and the Sound Mind Investing Managed Volatility Fund.  They noted that the Adviser will use the same “Upgrading” strategy to manage the equity portion of the Balanced Fund’s portfolio that it has used to manage the other Funds.  The Trustees reviewed the responses from the Adviser as to the resources to be provided to the Fund, and considered the adequacy of such resources in light of the desired growth in the levels of the Fund’s assets, and whether the resources are sufficient to sustain positive performance, compliance and other needs.  They determined that the Adviser’s resources appear adequate, and specifically noted that the Adviser will provide three portfolio managers to manage the Fund, each of whom appears to have adequate experience to manage the Balanced Fund.  The Trustees also noted that the Adviser also will provide the support of various administrative and professional staff, including its compliance officer. The Trustees noted that various compliance reports had been provided by the Adviser and the Trust’s CCO to the Board throughout the year, and noted, based on such reports, that the investment policies and restrictions of each existing Fund currently managed by the Adviser were consistently complied with during the last year.   The Trust’s Chief Compliance Officer confirmed that he had reviewed the Adviser’s compliance policies and procedures and determined that they appeared reasonably designed to prevent violation of federal securities laws, but that he recommended, and the Adviser had agreed, to adopt specific written compliance procedures to supervise Reams.
(ii)           Fund Performance – The Trustees discussed the performance of the Adviser’s Upgrading strategy and reviewed other materials provided by the Adviser and the Administrator with respect to such performance.  The Trustees also considered that the modeled performance for the Fund outperformed the Fund’s peer group average for the three month and three year periods and was the highest of its peer group for the year to date and one year periods.
(iii)           Fee Rates and Profitability – The Trustees noted that the Adviser’s fee schedule provided fee breakpoints starting at an advisory fee of 0.90% on assets up to $100 million, then 0.80% on assets over $100 to $250 million, then 0.70% on assets over $250 million to $500 million and then 0.60% on assets over $500 million.  They noted that the highest tier fee of 0.90%  is higher than the Fund’s peer group average, but that the Adviser had agreed to pay organizational expenses of the Fund and to cap certain operating expenses at 1.15% through February 2012.
(iv)           Economies of Scale – In determining the reasonableness of the advisory fees, the Trustees considered whether economies of scale will be realized as the Fund grows larger, and the extent to which this is reflected in the advisory fees.  They noted that the Adviser had proposed breakpoints to reduce its fee as the Fund’s assets increase, thus passing any economies of scale back to the Fund.  The Adviser stated that it did not expect to realize any significant economies of scale from managing the Fund in its initial year of operations due to the Adviser’s agreement to pay the Fund’s organizational expenses and to cap certain operating expenses.
After reviewing all of the foregoing, the Trustees determined that the Fund’s advisory fees (after waiver and reimbursement by the Adviser) were reasonable, based on the quality of advisory services expected to be provided to the Fund and the factors discussed above, and unanimously voted to approve the Fund’s Management Agreement.

Approval of Sub-Advisory Agreement

The Trustees next considered whether to approve the Sub-advisory Agreement between the Adviser and Reams related to the Fund.
(i)           The Nature, Extent and Quality of Services – The Board noted that Reams managed approximately $10.1 billion in assets as of September 30, 2010.  The Board reviewed the responses from Reams as to the resources to be provided to the Fund, and considered the adequacy of such resources, and whether the resources are sufficient to achieve positive performance, compliance and other needs.  The Board determined that Reams’ resources appear adequate, and specifically noted that Reams will provide the services of five portfolio managers to manage the relevant portion of the Fund, and the support of professional administrative staff, including fixed income research staff, operational personnel, including its General Counsel and Chief Compliance Officer.  The Trustees noted that Reams’ representatives had advised the Board that on November 30, 2010, Reams would become a division of Scout Investment Advisors, a wholly-owned subsidiary of UMB Bank.  They noted that UMB Bank is owned by UMB Financial Corporation, which is a well-capitalized, national financial services company that files public financial reports.  The Reams representative assured the Board that Reams as an entity would remain intact and retain its autonomy after the acquisition, and that no changes in investment management personnel, investment decision-making authority, or operations were expected.
The Board noted that Reams manages a number of private accounts and a registered investment company using a core plus fixed income strategy similar to the strategy that it will use to manage the Fund.  The Trust’s CCO summarized his review of Reams’ compliance policies and procedures and stated that in his opinion the compliance program had been reasonably designed to prevent violation of federal securities laws.
(ii)           Performance – The Board considered the composite performance of comparable private accounts and other mutual funds managed or sub-advised by Reams for each year ending December 31, between 1997 and 2009 compared to the composite’s benchmark, the Barclays Capital U.S. Aggregate Bond Index.  They noted that, net of fees, for the years 2000 to 2009 the composite had outperformed the benchmark seven out of ten years, significantly outperforming the benchmark in 2009.  The Board also noted that the management fee applicable to the composite was higher than the sub-advisory fee proposed to be charged by Reams for its management of the fixed income portion of the Fund.
(iii)           Fee Rates and Profitability –  The Board then compared the sub-advisory fee charged by Reams to the fees charged to its other similarly managed accounts and funds. The Trustees noted that at 0.20% the sub-advisory fee that the Adviser proposed to pay Reams was equal to the lowest level in its standard fee schedule and lower than the standard fee charged by Reams to other mutual funds with similar investment strategies.  The Board determined that the sub-advisory fees charged by Reams were reasonable.  The Board noted that Reams reported that it does not intend to enter into soft dollar arrangements for the Fund and does not intend to use an affiliated broker-dealer to execute the Fund’s portfolio transactions.
(iv)           Economies of Scale - The Board next considered whether economies of scale will be realized as the Fund grows larger, and the extent to which this is reflected in the sub-advisory fees.  The Board noted that it did not appear that Reams would expect to realize any significant economies of scale from managing the Fund in its initial year of operations.  The Board noted that the Adviser has included fee breakpoints and that Reams’ fees will be paid by the Adviser, not the Fund.
After reviewing all of the foregoing, the Board determined that the sub-advisory fee to be paid to Reams by the Adviser was reasonable, based on the quality of sub-advisory services provided to the Fund, and unanimously determined to approve the Sub-advisory Agreement.

PROXY VOTING

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted those proxies during the most recent twelve month period ended June 30 is available without charge upon request by (1) calling the Funds at (877) 764-3863 and (2) from Fund documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

TRUSTEES
Stephen A. Little, Chairman
Gary E. Hippenstiel
Daniel J. Condon
Ronald C. Tritschler
Nancy V. Kelly
Kenneth G.Y. Grant

OFFICERS
Brian L. Blomquist, Chief Executive Officer and President
John C. Swhear, Senior Vice President
Robert W. Silva, Chief Financial Officer and Treasurer
Lynn E. Wood, Chief Compliance Officer
Tara Pierson, Secretary

INVESTMENT ADVISOR
SMI Advisory Services, LLC
11135 Baker Hollow Road
Columbus, IN 47201

DISTRIBUTOR
Unified Financial Securities, Inc.
2960 North Meridian Street, Suite 300
Indianapolis, IN 46208

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Cohen Fund Audit Services Ltd.
800 Westpoint Parkway, Suite 1100
Westlake, OH 44145

LEGAL COUNSEL
Thompson Coburn LLP
One US Bank Plaza
St. Louis, MO 63101

LEGAL COUNSEL TO THE INDEPENDENT TRUSTEES
Thompson Hine LLP
312 Walnut St., 14th Floor
Cincinnati, OH 45202

CUSTODIAN
Huntington National Bank
41 South Street
Columbus, OH 43125

ADMINISTRATOR, TRANSFER AGENT
AND FUND ACCOUNTANT
Huntington Asset Services, Inc.
2960 North Meridian Street, Suite 300
Indianapolis, IN 46208

This report is intended only for the information of shareholders or those who have received the Funds prospectus which contains information about the Funds management fee and expenses. Please read the prospectus carefully before investing.
Distributed by Unified Financial Securities, Inc.
Member FINRA/SIPC

Becker Value Equity Fund

2B

Retail Class: BVEFX
Institutional Class:  BVEIX

0BAnnual Report

1BOctober 31, 2011

Fund Advisor:

Becker Capital Management, Inc.
1211 SW Fifth Avenue
Suite 2185
Portland, OR  97204

Toll Free: (800) 551-3998

Management’s Discussion & Analysis

Despite a summer “waterfall” decline, a strong October recovery allowed the fiscal year ended October 31, 2011 to show a continuation of the market uptrend dating back to March, 2009. The Becker Value Equity Fund – Retail Class (the “Fund”) gained 5.20%, trailing the Russell 1000 Value and S&P 500 indices, which returned 6.16% and 8.09% respectively. Longer term results continue to exceed the indices. The Fund’s annualized five year return was +0.83% vs. -2.05% and +0.25%, respectively for the aforementioned indices.

In our opinion, neither the economic backdrop nor market climate has changed significantly from one year ago. The problems that existed then still remain. The modest market rise reflects a combination of an ongoing, slow economic recovery augmented by investors choosing equity alternatives to very low yielding money market and bond interest rates. It has long been our belief that this economic recovery would prove frustratingly uneven, despite these low rates, and that has been the case. Corporate profits have generally been better than expected, but this mostly reflects record high corporate profit margins rather than any meaningful improvement in revenues.

Conversely, corporate cash flows have accelerated sharply and cash is building on many corporate balance sheets. Companies have been reluctant to invest these funds in the absence of meaningful sales growth. Because this cash earns so little, corporate managements have come under increasing pressure to deploy excess capital. Consequently, we have seen an increase in share buy-backs and dividend increases and may begin to see an increase in merger/acquisition activity. All three would presumably prove beneficial to equity investors.

A review of your Fund’s past year performance indicates that while sector weighting decisions added to results, our individual stock selections underperformed. Specifically, our overweighting of consumer staple issues and underweighting of financial companies bolstered results. Individual holdings which performed strongly include Aetna (health insurer), Chevron (energy) and Hormel Foods (consumer staple). Conversely, Hewlett Packard and MEMC Electronics, both technology companies, were our poorest performers. General Motors also underperformed. All three were sold, reflecting our opinion that company fundamentals had slipped.

Looking ahead, we expect the economy to remain on its current very slow growth path. Our emphasis is centered on companies that we believe will continue to grow even during a lackluster recovery. Additionally, our commitment is to companies possessing balance sheet strength. Most importantly, our “value” discipline leads us to companies trading at a valuation discount to the market. Recent purchases meeting these criteria include Walgreens (a retail drugstore chain) and Honda Motors.

Robert N. Schaeffer                                                                                     Marian Kessler
Portfolio Manager                                                                                     Portfolio Manager
Becker Capital Management, Inc.                                                            Becker Capital Management, Inc.

INVESTMENT RESULTS – (Unaudited)

* The Russell 1000 Value Index and The S&P 500® Index (“Indices”) are unmanaged benchmarks that assume reinvestment of all distributions and exclude the effect of taxes and fees. The Indices are widely recognized unmanaged indices of equity prices and are representative of a broader market and range of securities than are found in the Fund’s portfolio. Individuals cannot invest directly in the Indices; however, an individual can invest in ETFs or other investment vehicles that attempt to track the performance of a benchmark index.

The performance quoted represents past performance, which does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing.  Current performance of a Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 1-800-551-3998.

The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing.  The prospectus contains this and other important information about the investment company and may be obtained by calling 1-800-551-3998.  Please read it carefully before investing.  The Fund is distributed by Unified Financial Securities, Inc., Member FINRA.

INVESTMENT RESULTS – continued (Unaudited)

The chart above assumes an initial investment of $10,000 made on November 3, 2003 (commencement of Fund operations) and held through October 31, 2011. THE FUND’S RETURNS REPRESENT PAST PERFORMANCE AND DO NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on the Fund’s distributions or the redemption of the Fund’s shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

The Russell 1000 Index and S&P 500® Index are widely recognized unmanaged indices of common stock prices and are representative of a broader market and range of securities than are found in the Fund’s portfolio. Individuals cannot invest directly in the Indices; however, an individual can invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index. The Indices returns do not include expenses, which have been deducted from the Fund’s return. These performance figures include the change in value of the stocks in the index plus the reinvestment of dividends and are not annualized.

Current performance may be lower or higher than the performance data quoted.  For more information on the Fund, and to obtain performance data current to the most recent month-end, or to request a prospectus, please call 1-800-551-3998.  You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing.  The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing.

The Fund is distributed by Unified Financial Securities, Inc., member FINRA.

FUND HOLDINGS – (Unaudited)

1 As a percent of net assets.
2 Companies with market capitalizations greater than $1.5 billion.

The Becker Value Equity Fund invests primarily in common and preferred stock of large or medium-sized companies whose market prices do not reflect the true value of the companies in the opinion of the Fund’s advisor. The Fund will generally select stocks of companies with market capitalizations that exceed $1.5 billion.

AVAILABILITY OF PORTFOLIO SCHEDULE – (Unaudited)

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Forms N-Q are available at the SEC’s website at www.sec.gov.  The Forms N-Q may be reviewed and copied at the Public Reference Room in Washington DC.  Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

ABOUT THE FUND’S EXPENSES – (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs (such as short-term redemption fees); and (2) ongoing costs, including management fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period, and held for six months from May 1, 2011 to October 31, 2011.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
ABOUT THE FUND’S EXPENSES – continued (Unaudited)

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Becker Value Equity Fund
Schedule of Investments
October 31, 2011

Common Stocks - 95.2%	Shares	Fair Value

Consumer Discretionary - 6.8%
Honda Motor Co. ADR	62,000	$1,853,800
Johnson Controls, Inc.	58,470	1,925,417
Target Corp.	45,800	2,507,550
Time Warner, Inc.	62,000	2,169,380
		8,456,147

Consumer Staples - 13.0%
Coca-Cola Co. / The	17,300	1,181,936
Archer-Daniels-Midland Co.	87,550	2,533,697
Bunge Ltd.	36,500	2,254,605
ConAgra Foods, Inc.	96,500	2,444,345
Hormel Foods Corp.	41,190	1,213,869
Molson Coors Brewing Co., Class B	24,200	1,024,628
Nestle SA ADR	17,505	1,011,089
Wal-Mart Stores, Inc.	43,490	2,466,753
Walgreen Co.	55,000	1,826,000
		15,956,922

Energy - 13.0%
Chevron Texaco Corp.	20,775	2,182,414
ConocoPhillips	34,000	2,368,100
Devon Energy Corp.	39,025	2,534,674
Diamond Offshore Drilling, Inc.	5,000	327,700
Murphy Oil Corp.	25,900	1,434,083
Petroleo Brasileiro ADR	64,320	1,626,653
Pioneer Natural Resources Co.	14,000	1,174,600
Royal Dutch Shell PLC ADR	34,000	2,410,940
Schlumberger Ltd.	26,000	1,910,220
		15,969,384
Financials - 15.3%
Allstate Corp. / The	88,900	2,341,626
Blackrock, Inc.	8,000	1,262,320
Chubb Corp. / The	17,600	1,180,080
JPMorgan Chase & Co.	75,000	2,607,000
MetLife, Inc.	58,000	2,039,280
Morgan Stanley	116,000	2,046,240
PNC Financial Services Group, Inc.	27,500	1,477,025
State Street Corp.	55,200	2,229,528
U.S. Bancorp	52,500	1,343,475
Unum Group	99,700	2,376,848
		18,903,422

Health Care - 11.9%
Aetna, Inc.	33,900	1,347,864
Amgen, Inc.	42,500	2,433,975
Becton, Dickinson & Co.	27,000	2,112,210
Covidien PLC	39,515	1,858,786
McKesson Corp.	24,000	1,957,200
Merck & Co., Inc.	76,000	2,622,000
Zimmer Holdings, Inc. *	44,000	2,315,720
		14,647,755

Industrials - 15.2%
3M Co.	32,200	2,544,444
Dun & Bradstreet Corp.	37,500	2,507,250
Emerson Electric Co.	26,210	1,261,225
FedEx Corp.	31,720	2,595,647
General Electric Co.	137,300	2,294,283
ITT Corp.	31,590	1,440,504
L-3 Communications Holdings, Inc.	31,070	2,105,924
Raytheon Co.	46,000	2,032,740
Tyco International Ltd.	43,000	1,958,650
		18,740,667

See accompanying notes which are an integral part of these financial statements.

Becker Value Equity Fund
Schedule of Investments - continued
October 31, 2011

	Shares	Fair Value

Information Technology - 11.3%
Harris Corp.	62,020	$2,341,255
Intel Corp.	113,000	2,773,020
Microsoft Corp.	95,000	2,529,850
Symantec Corp. *	132,550	2,254,675
TE Connectivity Ltd.	37,550	1,334,903
VISA, Inc., Class A	29,255	2,728,321
		13,962,024

Materials - 1.7%
PPG Industries, Inc.	24,500	2,117,045

Telecommunication Services - 3.7%
AT&T, Inc.	74,500	2,183,595
Verizon Communications, Inc.	64,400	2,381,512
		4,565,107

Utilities - 3.3%
NextEra Energy, Inc.	30,000	1,692,000
Xcel Energy, Inc.	91,710	2,370,704
		4,062,704

TOTAL COMMON STOCKS (Cost $104,566,596)		117,381,177

Money Market Securities - 6.3%
Federated Government Obligations Fund - Institutional Shares, 0.01% (a)	7,748,560	7,748,560

TOTAL MONEY MARKET SECURITIES (Cost $7,748,560)		7,748,560

TOTAL INVESTMENTS (Cost $112,315,156) - 101.5%		$125,129,737

Liabilities in excess of other assets - (1.5)%		(1,790,974)

TOTAL NET ASSETS - 100.0%		$123,338,763

(a) Rate disclosed is the seven day yield as of October 31, 2011.
* Non-income producing security.
ADR - American Depositary Receipt
PLC - Public Liability Co.

See accompanying notes which are an integral part of these financial statements.

Becker Value Equity Fund
Statement of Assets and Liabilities
October 31, 2011

Assets
Investment in securities:
At cost	$112,315,156
At value	$125,129,737

Dividends receivable	194,747
Receivable for Fund shares sold	29,689
Tax reclaims receivable	9,388
Interest receivable	77
Prepaid expenses	29,487
Total assets	125,393,125

Liabilities
Payable to Advisor (a)	34,251
Accrued Administrative Service Fees - Retail Class	42,172
Payable for Fund shares redeemed	74,136
Payable for investments purchased	1,865,754
Payable to administrator, fund accountant, and transfer agent	13,577
Payable to trustees and officers	852
Payable to custodian	2,991
Other accrued expenses	20,629
Total liabilities	2,054,362

Net Assets	$123,338,763

Net Assets consist of:
Paid in capital	$112,158,114
Accumulated undistributed net investment income	1,248,776
Accumulated net realized loss from investment transactions	(2,882,708)
Net unrealized appreciation on investments	12,814,581

Net Assets	$123,338,763

Retail Class:
Net Assets	$82,220,696
Shares outstanding (unlimited number of shares authorized)	6,466,483
Net asset value ("NAV") and offering price per share	$12.71
Redemption price per share (NAV * 99%) (b)	$12.58

Institutional Class:
Net Assets	$41,118,067
Shares outstanding (unlimited number of shares authorized)	3,233,002
Net asset value ("NAV") and offering price per share	$12.72
Redemption price per share (NAV * 99%) (b)	$12.59

(a) See Note 4 in the Notes to the Financial Statements.
(b) The redemption price per share reflects a redemption fee of 1.00%
on shares redeemed within 30 calendar days of purchase.

See accompanying notes which are an integral part of these financial statements.

Becker Value Equity Fund
Statement of Operations
For the fiscal year ended October 31, 2011

Investment Income
Dividend income (Net of foreign withholding taxes of $26,034)	$2,689,264
Interest income	749
Total Income	2,690,013

Expenses
Investment Advisor fee (a)	942,969
Administrative Services fee - Retail Class	42,172
Administration expenses	96,252
Fund accounting expenses	50,555
Transfer agent expenses	39,039
Legal expenses	16,474
Registration expenses	20,825
Custodian expenses	18,818
Audit expenses	14,799
Trustee expenses	8,618
CCO expenses	7,971
Insurance expense	5,038
Pricing expenses	2,987
Report printing expense	7,010
24f-2 expense	499
Miscellaneous expenses	4,359
Total Expenses	1,278,385
Fees waived by Advisor (a)	(167,478)
Net operating expenses	1,110,907
Net Investment Income	1,579,106

Realized & Unrealized Gain on Investments
Net realized gain on investment transactions	2,598,841
Net change in unrealized appreciation of investments	1,492,627
Net realized and unrealized gain on investments	4,091,468
Net increase in net assets resulting from operations	$5,670,574

(a) See Note 4 in the Notes to the Financial Statements.

See accompanying notes which are an integral part of these financial statements.

Becker Value Equity Fund
Statements of Changes In Net Assets

	Year Ended	Year Ended
	October 31, 2011	October 31, 2010
Operations
Net investment income	$1,579,106	$1,148,632
Net realized gain on investment transactions	2,598,841	1,622,516
Net change in unrealized appreciation of investments	1,492,627	7,383,912
Net increase in net assets resulting from operations	5,670,574	10,155,060

Distributions
From net investment income, Retail Class	(1,300,118)	(988,950)
Total distributions	(1,300,118)	(988,950)

Capital Transactions - Retail Class
Proceeds from shares sold	26,970,593	32,528,483
Reinvestment of distributions	977,930	688,745
Amount paid for shares redeemed	(55,388,074)	(16,721,178)
Proceeds from redemption fees collected (a)	1,607	17
Net increase in net assets resulting
from Retail Class capital transactions	(27,437,944)	16,496,067

Capital Transactions - Institutional Class (b)
Proceeds from shares sold	39,372,389	-
Amount paid for shares redeemed	(590,291)	-
Net increase in net assets resulting
from Institutional Class capital transactions	38,782,098	-

Net increase in net assets resulting
from capital transactions	11,344,154	16,496,067

Total Increase in Net Assets	15,714,610	25,662,177

Net Assets
Beginning of year	107,624,153	81,961,976

End of year	$123,338,763	$107,624,153

Accumulated undistributed net investment income
included in net assets at end of year	$1,248,776	$969,788

Share Transactions - Retail Class
Shares sold	2,059,496	2,769,463
Shares issued in reinvestment of distributions	75,809	58,918
Shares redeemed	(4,478,258)	(1,414,688)
Net increase (decrease) from share transactions	(2,342,953)	1,413,693

Share Transactions - Institutional Class (b)
Shares sold	3,281,554	-
Shares redeemed	(48,552)	-
Net increase from capital share transactions	3,233,002	-

(a) The Fund charges a redemption fee of 1.00% on Retail and Institutional Class shares redeemed within 30 calendar days of purchase.
(b) Institutional Class shares commenced operations on September 2, 2011.

See accompanying notes which are an integral part of these financial statements.

		Net Asset Value, beginning of period	Net investment income	Net realized and unrealized gain (loss) on investments	Total from investment operations	Distributions from net investment income	Distributions from net realized gain on investment transactions	Total distributions	Paid in capital from redemption fees (a)	Net Asset Value, end of period

Retail Class
2007		$14.20	0.16	1.40	1.56	(0.14)	(0.45)	(0.59)	-	$15.17
2008		$15.17	0.13	(4.37)	(4.24)	(0.16)	(0.91)	(1.07)	-	$9.86
2009		$9.86	0.14	1.20	1.34	(0.12)	-	(0.12)	-	$11.08
2010		$11.08	0.13	1.14	1.27	(0.13)	-	(0.13)	-	$12.22
2011		$12.22	0.22	0.42	0.64	(0.15)	-	(0.15)	-	$12.71

Institutional Class
2011	(e)	$12.29	0.02	0.41	0.43	-	-	-	-	$12.72

	Total return (b)		Net Assets, at end of period (000 omitted)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets before waiver & reimbursement by Advisor		Ratio of Net Investment Income to Average Net Assets		Ratio of Net Investment Income to Average Net Assets before waiver & reimbursement by Advisor		Portfolio Turnover Rate

Retail Class
2007	11.18%		$68,211	1.00%		1.31%		1.14%		0.83%		38.95%
2008	-29.83%		$57,539	0.99%	(c)	1.33%		1.10%		0.76%		45.97%
2009	13.91%		$81,962	0.95%		1.36%		1.62%		1.21%		44.97%
2010	11.51%		$107,624	0.95%		1.14%		1.19%		1.00%		18.29%
2011	5.20%		$82,221	0.95%	(d)	1.09%		1.33%		1.19%		34.33%

Institutional Class
2011	3.50%	(f)	$41,118	0.68%	(g)	0.80%	(g)	1.37%	(g)	1.25%	(g)	34.33%

(a) Redemption fees resulted in less than $0.005 per share in each period.
(b) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(c) Effective September 1, 2008, the Advisor contractually agreed to lower the Fund's expense cap to 0.95%. Prior to September 1, 2008, the Fund's expense cap was 1.00%.
(d) The Advisor contractually has agreed to cap certain operating expenses (excluding Administrative Services Plan fees and indirect expenses such as acquired fund fees)
of the Fund at 0.68% through February 28, 2013. Prior to August 23, 2011, the Fund's expense cap was 0.95%
(e) For the period September 2, 2011 (commencement of operations) to October 31, 2011.
(f) Not annualized.
(g) Annualized.

See accompanying notes which are an integral part of these financial statements.

Becker Value Equity Fund
Notes to the Financial Statements
October 31, 2011

NOTE 1.  ORGANIZATION

The Becker Value Equity Fund (the “Fund”) was organized as a diversified series of the Unified Series Trust (the “Trust”) on June 9, 2003.  The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 17, 2002 (the “Trust Agreement”).  The Trust Agreement permits the Board of Trustees of the Trust (the “Board”) to issue an unlimited number of shares of beneficial interest of separate series.  The Fund is one of a series of funds currently authorized by the Board.  The Fund commenced operations on November 3, 2003.  The investment advisor to the Fund is Becker Capital Management, Inc. (the “Advisor”).  The investment objective of the Fund is to provide long-term capital appreciation.

The Fund currently offers two classes of shares, Retail Class and Institutional Class.  Retail Class shares were first offered to the public on November 3, 2003; and Institutional Class shares were first offered to the public on September 2, 2011.  Each share represents an equal proportionate interest in the assets and liabilities belonging to the Fund and is entitled to such dividends and distributions out of income belonging to the Fund as are declared by the Board.  The primary difference between the two classes is attributable to the administrative service fee arrangement for the Retail Class.  On matters that affect the Fund as a whole, each class has the same voting and other rights and preferences as any other class.  On matters that affect only one class, only shareholders of that class may vote.  Each class votes separately on matters affecting only that class, or on matters expressly required to be voted on separately by state or federal law.  Shares of each class of a series have the same voting and other rights and preferences as the other classes and series of the Trust for matters that affect the Trust as a whole.  The Fund may offer additional classes of shares in the future.

NOTE 2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Securities Valuations – All investments in securities are recorded at their estimated fair value as described in Note 3.

Federal Income Taxes – The Fund makes no provision for federal income or excise tax. The Fund intends to qualify each year as a “regulated investment company” (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of its taxable income. The Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains.  If the required amount of net investment income or gains is not distributed, the Fund could incur a tax expense.

As of and during the fiscal year ended October 31, 2011, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year, the Fund did not incur any interest or penalties.  The Fund is not subject to examination by U.S. federal tax authorities for tax years prior to 2007.

Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund’s relative net assets or other appropriate basis (as determined by the Board).  Expenses attributable to any class are borne by that class.  Income, realized gains and losses, unrealized appreciation and depreciation, and expenses are allocated to each class based on the net assets in relation to the relative net assets of the Fund.

Security Transactions and Related Income - The Fund follows industry practice and records security transactions on the trade date.  The specific identification method is used for determining gains or losses for financial statements and income tax purposes.  Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.  Discounts and premiums on securities purchased are amortized or accreted using the effective interest method. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.  The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific country or region.

Becker Value Equity Fund
Notes to the Financial Statements - continued
October 31, 2011

NOTE 2.  SIGNIFICANT ACCOUNTING POLICIES - continued

Dividends and Distributions – The Fund intends to distribute substantially all of its net investment income as dividends to its shareholders on at least an annual basis. The Fund intends to distribute its net realized long-term capital gains and its net realized short-term capital gains at least once a year. Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expenses or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes.  Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Fund.  For the fiscal year ended October 31, 2011, there were no such material reclassifications.

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

Fair value is defined as the price that a Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. Generally Accepted Accounting Principles in the United States of America (“GAAP”) establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (the risk inherent in a particular valuation technique used to measure fair value such as pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable.  Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical securities

•
Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive  market,  quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments based on the best information available)

Becker Value Equity Fund
Notes to the Financial Statements - continued
October 31, 2011

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – continued

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Equity securities, including common stocks, are generally valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices more accurately reflect the fair value of such securities.  Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price.  Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price.  Securities traded in the NASDAQ over-the-counter market are generally valued by the pricing service at the NASDAQ Official Closing Price. When using the market quotations or close prices provided by the pricing service and when the market is considered active, the security will be classified as a Level 1 security.  Sometimes, an equity security owned by the Fund will be valued by the pricing service with factors other than market quotations or when the market is considered inactive.  When this happens, the security will be classified as a Level 2 security.  When market quotations are not readily available, when the Advisor determines that the market quotation or the price provided by the pricing service does not accurately reflect the current fair value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review by the Board.  These securities will be categorized as Level 3 securities.

Investments in mutual funds, including money market mutual funds, are generally priced at the ending net asset value (NAV) provided by the service agent of the fund.  These securities will be categorized as Level 1 securities.

Fixed income securities, when valued using market quotations in an active market, will be categorized as Level 1 securities. However, they may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices more accurately reflect the fair value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. These securities will generally be categorized as Level 2 securities. If the Advisor decides that a price provided by the pricing service does not accurately reflect the fair value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board. These securities will be categorized as Level 3 securities.

Short-term investments in fixed income securities, (those with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity), are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value. These securities will be classified as Level 2 securities.

In accordance with the Trust’s good faith pricing guidelines, the Advisor is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above.  No single standard exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Advisor would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Good faith pricing is permitted if, in the Advisor’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before the Fund’s NAV calculation that may affect a security’s value, or the Advisor is aware of any other data that calls into question the reliability of market quotations.  Good faith pricing may also be used in instances when the bonds the Fund invests in may default or otherwise cease to have market quotations readily available.

Becker Value Equity Fund
Notes to the Financial Statements - continued
October 31, 2011

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – continued

The following is a summary of the inputs used to value the Fund’s investments as of October 31, 2011:

	Valuation Inputs
Assets	Level 1 - Quoted Prices in Active Markets	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total

Common Stocks*	$117,381,177	$-	$-	$117,381,177

Money Market Securities	7,748,560	-	-	7,748,560

Total	$125,129,737	$-	$-	$125,129,737

* Refer to Schedule of Investments for industry classifications

The Fund did not hold any investments at any time during the reporting period in which significant unobservable inputs were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period.  The Fund did not hold any derivative instruments during the reporting period.

The Trust recognizes significant transfers between fair value hierarchy levels at the reporting period end.  There were no significant transfers between any levels for the year ended October 31, 2011.

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Advisor, under the terms of the management agreement (the “Agreement”), manages the Fund’s investments. As compensation for its management services, the Fund is obligated to pay the Advisor a fee computed and accrued daily and paid monthly at an annual rate of 0.55% of the Fund’s average net assets. Prior to August 23, 2011, the Advisor fee was 0.85% of the Fund’s average net assets.  For the fiscal year ended October 31, 2011, before the waiver described below, the Advisor earned a fee of $942,969 from the Fund.  The Advisor has contractually agreed through February 28, 2013 to waive its management fee and/or reimburse certain Fund operating expenses so that the total annual Fund operating expenses, excluding brokerage fees and commissions, fees paid pursuant to the Administrative Services Plan (Retail Class only), borrowing costs (such as interest and dividend expense on securities sold short), taxes, any indirect expenses such as expenses incurred by other investment companies in which the Fund may invest,  and extraordinary litigation expenses do not exceed 0.68% of the Fund’s average daily net assets. Prior to August 23, 2011, the Fund’s expense cap was 0.95%.  For the fiscal year ended October 31, 2011, the Advisor waived fees of $167,478.  At October 31, 2011, the Advisor was owed $41,769 from the Fund for advisory services.

Each waiver or reimbursement by the Advisor is subject to repayment by the Fund within the three fiscal years following the fiscal year in which the particular expense was incurred, provided that the Fund is able to make the repayment without exceeding the applicable expense limitations in place at the time of the waiver and any expense limitation in place at the time of repayment.  The amounts subject to repayment by the Fund, pursuant to the aforementioned conditions, at October 31, 2011 are as follows:

Recoverable through
Amount	October 31,

$270,984	2012
$184,157	2013
$167,478	2014

Becker Value Equity Fund
Notes to the Financial Statements - continued
October 31, 2011

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - continued

For the fiscal year ended October 31, 2011, $206,122 of prior year waivers expired and are no longer subject to recoupment by the Advisor.

The Trust retains Huntington Asset Services, Inc. (“HASI”), to manage the Fund’s business affairs and to provide the Fund with administrative services, including all regulatory reporting and necessary office equipment and personnel.  For the fiscal year ended October 31, 2011, HASI earned fees of $96,252 for administrative services provided to the Fund.  At October 31, 2011, the Fund owed HASI $8,045 for administrative services.  Certain officers of the Trust are members of management and/or employees of HASI. HASI operates as a wholly-owned subsidiary of Huntington Bancshares, Inc., the parent company of the principal distributor of the Fund and Huntington National Bank, the custodian of the Fund’s investments (the “Custodian”).  A Trustee of the Trust is a member of management of the Custodian. For the fiscal year ended October 31, 2011, the Custodian earned fees of $18,818 for custody services provided to the Fund.  At October 31, 2011, the Fund owed the Custodian $2,991 for custody services.

The Trust retains HASI to act as the Fund’s transfer agent and to provide fund accounting services. For the fiscal year ended October 31, 2011, HASI earned fees of $17,872 from the Fund for transfer agent services and $21,167 in reimbursement of out-of-pocket expenses incurred in providing transfer agent services. For the fiscal year ended October 31, 2011, HASI earned fees of $50,555 from the Fund for fund accounting services.  At October 31, 2011, the Fund owed HASI $1,279 for transfer agent services, $1,222 in reimbursement of out-of-pocket expenses, and $3,031 for fund accounting services.

Unified Financial Securities, Inc. (the “Distributor”) acts as the principal distributor of the Fund’s shares.  There were no payments made to the Distributor by the Fund for the fiscal year ended October 31, 2011.  A Trustee of the Trust is a member of management of Huntington National Bank, a subsidiary of Huntington Bancshares, Inc. (the parent of the Distributor) and officers of the Trust are officers of the Distributor and such persons may be deemed to be affiliates of the Distributor.

The Fund has adopted an Administrative Services Plan with respect to Retail Class shares, pursuant to which the Fund pays an annual fee equal to 0.25% of the average daily net assets of the Fund’s Retail Class shares to the Advisor to compensate financial intermediaries that provide administrative services to the Retail Class shareholders pursuant to a written agreement with the Fund or the Fund’s distributor.  Financial intermediaries eligible to receive payments under the Administrative Services Plan include mutual fund supermarkets and other platforms sponsored by any 401(k) plan, bank, trust company or broker-dealer that has entered into an agreement with the Fund or the Fund’s distributor to sell the Fund’s Investor Class shares.  For purposes of the Plan, administrative services include, but are not limited to (i) acting as record holder and nominee of Retail Class shares beneficially owned by the financial intermediary’s customers; (ii) providing sub-accounting services to such customers; (iii) processing and issuing confirmations with respect to orders to purchase, redeem or exchange Retail Class shares; (iv) processing dividend payments; and (v) providing periodic account statements. Over time, administrative services fees increase the cost of your investment in the Fund’s Retail Class shares because these fees are paid out of the assets of the Retail Class’ assets on an on-going basis.  For the period ended October 31, 2011, the Retail Class incurred Service fees of $42,172.  At October 31, 2011, $42,172 was unpaid.

Becker Value Equity Fund
Notes to the Financial Statements - continued
October 31, 2011

NOTE 5.  INVESTMENT TRANSACTIONS

For the fiscal year ended October 31, 2011, purchases and sales of investment securities, other than short-term investments were as follows:

Amount
Purchases
U.S. Government Obligations	$-
Other	46,961,237
Sales
U.S. Government Obligations	$-
Other	38,937,744

At October 31, 2011, the appreciation (depreciation) of investments for tax purposes was as follows:

Amount
Gross Appreciation	$17,097,180
Gross (Depreciation)	(4,434,067)
Net Appreciation on Investments	$12,663,113

At October 31, 2011, the aggregate cost of securities for federal income tax purposes, was $112,466,624.

NOTE 6. ESTIMATES

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.  Actual results could differ from those estimates.

NOTE 7. BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund (or class) creates a presumption of control of the fund (or class), under Section 2(a)(9) of the Investment Company Act of 1940.  At October 31, 2011, Commercial Properties, for the benefit of its customers, owned 63.20% of the Institutional Class shares and Charles Schwab & Co., for the benefit of its customers, owned 30.08% of the Retail Class shares.  Therefore, Commercial Properties and Charles Schwab & Co. may be deemed to control the Fund.

NOTE 8. DISTRIBUTIONS TO SHAREHOLDERS

On December 23, 2010, the Fund paid an income distribution of $0.1481 per share to shareholders of record on December 22, 2010.

The tax character of distributions paid for the fiscal years ended October 31, 2011 and 2010 were as follows:

Distributions paid from:	2011	2010
Ordinary Income	$1,300,118	$988,950
	$1,300,118	$988,950

On December 23, 2011, the Fund paid an income distribution of $0.1675 per share to Retail Class shareholders of record on December 22, 2011.

Becker Value Equity Fund
Notes to the Financial Statements - continued
October 31, 2011

NOTE 8. DISTRIBUTIONS TO SHAREHOLDERS - continue

On December 23, 2011, the Fund paid an income distribution of $0.1780 per share to Institutional Class shareholders of record on December 22, 2011.

At October 31, 2011, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income	$1,248,776
Capital loss carryforward	(2,731,240)
Unrealized appreciation	12,663,113

$11,180,649

At October 31, 2011, the difference between book basis and tax basis unrealized appreciation (depreciation) is primarily attributable to the tax deferral of losses on wash sales in the amount of $151,468.

NOTE 9.  CAPITAL LOSS CARRYFORWARD

At October 31, 2011, the Fund had available for federal tax purposes unused capital loss carryforwards of $2,731,240, which are available to offset future realized gains.  To the extent that these carryforwards are used to offset future gains, it is probable that the amount offset will not be distributed to shareholders.  The carryforward expires as follows:

Amount                                           Expires October 31,
$2,731,240                                                      2017

Capital losses generated during the fiscal year ending October 31, 2012 will be subject to the provisions of the Regulated Investment Company Modernization Act of 2010.  Effective for taxable years beginning after the enactment date of the Act, if capital losses are not reduced by capital gains during the fiscal year, the losses will be carried forward with no expiration and with the short-term or long-term character of the loss retained. Capital loss carryforwards generated in future years must be fully utilized before those capital loss carryforwards listed with noted expiration dates in the table above.

Cohen Fund Audit Services

www.cohenfund.com

440.835.8500
440.835.1093 *fax*

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees
Becker Value Equity Fund
(Unified Series Trust)

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Becker Value Equity Fund (the "Fund"), a series of the Unified Series Trust, as of October 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two periods in the period then ended, and the financial highlights for each of the five periods in the period then ended. These financial statements and financial highlights are the responsibility of Fund management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2011, by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Becker Value Equity Fund as of October 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two periods in the period then ended, and the financial highlights for each of the five periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Cohen Fund Audit Services

COHEN FUND AUDIT SERVICES, LTD.
Westlake, Ohio
December 30, 2011

Registered with the Public Company Accounting Oversight Board

Becker Value Equity Fund
Trustees and Officers (Unaudited)

The Board of Trustees supervises the business activities of the Trust.  Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires or is removed.

The following tables provide information regarding the Trustees and Officers.

Independent Trustees
Name, Address*, (Age), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Gary E. Hippenstiel (Age – 64) Chairman of the Audit and Pricing Committees Independent Trustee, December 2002 to present
President and founder of Hippenstiel Investment Counsel LLC, a registered investment advisor, since November 2008;  Director, Vice President and Chief Investment Officer of Legacy Trust Company, N.A. from September 1991 to September 2008; Chairman of the investment committee for W.H. Donner Foundation and Donner Canadian Foundation from June 2005 to September 2011; Chairman of investment Committee for the Diana Davis Spencer Foundation since October 2011; Chairman and Founder, Constitution Education Foundation since February 2011.

Stephen A. Little (Age - 65) Chairman, December 2004 to present; Independent Trustee, December 2002 to present	President and founder of The Rose, Inc., a registered investment advisor, since April 1993.
Daniel J. Condon (Age - 61) Independent Trustee, December 2002 to present
CEO of Standard Steel, LLC since August 2011; Director Steel Wheels Acquisition Corp. since August 2011; Director Standard Steel, Inc. since August 2011; President and CEO of International Crankshaft Inc., an automotive supply manufacturing company, from 2004 to August 2011; Director International Crankshaft, Inc. since 2004; Chairman, SMI Crankshaft LLC, an automotive and truck supplier, from July 2010 to August 2011.

Ronald C. Tritschler (Age - 59) Independent Trustee, January 2007 to present; Interested Trustee, December 2002 to December 2006
Chief Executive Officer, Director and Legal Counsel of The Webb Companies, a national real estate company, since 2001; Director of First State Financial since 1998; Director, Vice President and Legal Counsel of The Traxx Companies, an owner and operator of convenience stores, since 1989; Chairman, Bluegrass Tomorrow, nonprofit organization.

Kenneth G.Y. Grant (Age – 62) Independent Trustee, May 2008 to present
Senior Vice President of Global Trust Company since 2008; Senior Vice President of Advisors Charitable Gift Fund since May 2005; Senior Vice President and Chief Officer, Corporate Development, of Northeast Retirement Services, Inc. since February 2003; Senior Vice President of Savings Banks Employees Retirement Association since February 2003; Director, Lift Up Africa since 2008; Chair Investment Committee since January 2011 and past Chair; Board of Directors of Massachusetts Council of Churches; Member, Presbytery of Boston, Presbyterian Church (U.S.A.) since June 1975.

  *   The address for each trustee is 2960 N. Meridian St., Suite 300, Indianapolis, IN  46208.
  ** The Trust currently consists of 23 series.

Interested Trustees & Officers
Name, Address*, (Age), Position with Trust,** Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Nancy V. Kelly (Age - 56)*** Trustee, November 2007 to present
Executive Vice President of Huntington National Bank, the Trust’s custodian, since December 2001; Director, Greenlawn Cemetery since October 2007; Director, Directions for Youth and Families, a social service agency, since August 2006.

Brian L. Blomquist (Age - 52) President, March 2011 to present
President of Huntington Asset Services, Inc., the Trust’s administrator, since February 2010; Senior Vice President of Institutional Custody at Huntington National Bank, the Trust’s custodian, from July 2008 to May 2011, Director of Trust Operations at Huntington National Bank from March 2008 to February 2010; Board Member of King Park Area Development Corporation since February 2011; President of TCL Associates, Inc., a consulting firm specializing in bank acquisitions and integrations for several large financial institutions, from February 2000 to March 2008.

John C. Swhear (Age - 50) Senior Vice President, May 2007 to present
Vice President of Legal Administration and Compliance for Huntington Asset Services, Inc., the Trust’s administrator, since April 2007; Chief Compliance Officer and Vice President of Valued Advisers Trust since August 2008; Chief Compliance Officer of Unified Financial Securities, Inc., the Trust’s distributor, since May 2007; Secretary of Huntington Funds since April 2010; President and Chief Executive Officer of Dreman Contrarian Funds, March 2010 to March 2011; Vice President and Acting Chief Executive Officer of Dreman Contrarian Funds, 2007 to March 2010; Employed in various positions with American United Life Insurance Company from June 1983 to April 2007, including:  Associate General Counsel, April 2007; Investment Adviser Chief Compliance Officer, June 2004 to April 2007; Assistant Secretary to the Board of Directors, December 2002 to April 2007 and Chief Compliance Officer of OneAmerica Funds, Inc., June 2004 to April 2007; Chief Counsel, OneAmerica Securities Inc., February 2007 to April 2007;  Secretary, OneAmerica Securities, Inc., December 2002 to April 2007.

Robert W. Silva (Age - 45) Treasurer and Chief Financial Officer, June 2011 to present
Senior Vice President, Fund Administration for Huntington Asset Services, Inc., the Trust’s administrator, since October 2011, Vice President from September 2010 to October 2011; Treasurer of Huntington Funds since November 2010; Chief Financial Officer and Treasurer of The Huntington Strategy Shares since November 2010; Treasurer and Chief Financial Officer of Dreman Contrarian Funds since March 2011; Senior Vice President of Citi Fund Services Ohio, Inc. from September 2007 to September 2010; Assistant Vice President of Citizens Advisers, Inc. from May 2002 to August 2007.

Lynn E. Wood (Age - 65) Chief Compliance Officer, October 2004 to present	Chief Compliance Officer of Unified Series Trust, since October 2004.
Tara Pierson (Age - 36) Secretary, May 2010 to present
Employed by Huntington Asset Services, Inc., the Trust’s Administrator, since February, 2000; Assistant Secretary of Dividend Growth Trust from March 2006 to present. Assistant Secretary of the Trust from November 2008 to May 2010.

* The address for each trustees and officer is 2960 N. Meridian St., Suite 300, Indianapolis, IN  46208.
** The Trust currently consists of 23 series.
 *** Ms. Kelly is deemed an interested trustee because she is an officer of an entity that is under common control with Unified Financial Securities, Inc., one of the Trust’s distributors.

OTHER INFORMATION

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the trustees and is available without charge, upon request. You may call toll-free at 1-800-551-3998 to request a copy of the SAI or to make shareholder inquiries.

Management Agreement Renewal (Unaudited)

The approval of the Amended and Restated Management Agreement (the “Agreement”) for the Fund was considered by the Board, including a majority of Trustees who are not interested persons of the Trust or interested parties to the Agreement (collectively the “Trustees,” each a “Trustee”) at an in-person meeting held August 14-15, 2011.  The Chairman of the Board noted that on August 1, 2011 the Advisor Contract Renewal Committee (“Committee”) convened to consider the renewal of these management agreements and to conduct interviews of the Advisor’s portfolio managers and compliance personnel.

In advance of the meeting, the Committee members acknowledged receiving and reviewing the materials compiled by Huntington Asset Services, Inc., the Trust’s administrator (the “Administrator”), which had been provided in advance of the meeting.  They noted that no changes were proposed to any management agreement, and any expense cap agreements in place would continue for the next year.  They noted that the materials specifically provided to the Committee included the following information: (i) executed copies of the management agreement and expense cap side letter, if any; (ii) a letter sent by Administrator on behalf of the Board to each Fund’s advisor requesting information that the Trustees likely would consider renewing the Agreements as required under Section 15(c) of the Investment Company Act of 1940, as amended, and each advisor’s response, including among other information, a description of the advisor’s services to the Fund, any changes in advisory personnel, an analysis of the advisor’s profitability from managing the Fund, a soft dollar report, and ideas for future growth for the Fund; (iii) a certification from the CCO that each advisor has adopted a compliance program that is reasonably designed to prevent violation of federal securities laws by the Fund; (iv) each advisor’s Form ADV Part 1A and 2A; (v) current financial statements for each advisor; (vi) each Fund’s Schedule of Investments as of May 31, 2011; (vii) a Portfolio Manager commentary prepared by each Fund’s portfolio manager analyzing the Fund’s prior performance; and (viii) reports prepared by the Administrator comparing each Fund’s performance returns, advisory fees and expense ratios to those of its peer group and benchmark as applicable.   After discussing the materials, the Committee contacted each advisor via teleconference and interviewed the advisor’s executives, portfolio managers and compliance personnel for approximately a half hour.

After their conference calls with the advisors concluded, the Committee members noted that they had received and evaluated such information as they deemed necessary to make their recommendation to the full Board.  They also noted that they had taken into account a number of factors that they believed, in light of the legal advice provided by legal counsels, and their own business judgement, to be relevant.  They noted that this included information regarding the Funds and their advisors that had been provided to the Board throughout the year at regular meetings of the Board, as well as information that had been specifically furnished to the Committee in connection with its review of the management agreements.  As a result, the Committee noted as follows:

(i)           The Nature, Extent and Quality of Services –The Committee noted Becker Capital Management, Inc. (the “advisor”) manages approximately $2.4 billion, of which the Fund represents approximately $126 million, as of June 30, 2011. The Committee reviewed the responses from the advisor as to the resources provided to the Fund, and considered the adequacy of such resources in light of the desire to increase the level of Fund assets, and whether the resources are sufficient to sustain good performance, compliance and other needs.  The Committee determined the advisor’s resources appear adequate, and specifically noted the advisor provides to the Fund the support of several experienced portfolio managers, research analysts and administrative staff, including the advisor’s compliance officer.  The Committee noted the advisor had not proposed any changes to the level of services provided to the Fund.

The Committee noted various compliance reports had been provided by the advisor and the CCO to the Board throughout the year, and noted, based on such reports, the Fund’s investment policies and restrictions were consistently complied with during the last year.   The CCO reported that the advisor had enhanced its Code of Ethics - “Employee Disclosure Agreement” to require reporting of political contributions, and had enhanced its compliance program by engaging an independent third party consultant.  The CCO also confirmed that he had received and reviewed the advisor’s 2010 annual compliance review which noted no material compliance issues by the advisor.  He stated that the advisor reported its plans to hire a new compliance officer to assume certain responsibilities currently undertaken by the advisor’s chief executive officer.  The CCO confirmed that he was not aware of any material compliance issues, and also confirmed that he had reviewed the advisor’s compliance policies and procedures and determined that they appeared reasonably designed to prevent violation of federal securities laws

(ii)           Fund Performance – The Committee discussed the Fund’s performance and reviewed other materials provided by the advisor and the Administrator with respect to such performance.  The Committee noted that the Fund had achieved a return of 23.71% for the year ended June 30, 2011, which was lower than the performance of its benchmarks, but higher than the median performance of its peer group.  They also noted that the Fund has outperformed both its peer group and benchmarks over the longer five-year period.
The Committee noted that the Fund currently has a four star rating by Morningstar.

(iii)           Fee Rates and Profitability –  The Committee noted the advisor’s fee (after waiver and reimbursement) of 0.66% was higher than its peer group average.   However, the Committee also noted that the adviser had agreed to reduce the Fund’s management fee and expense cap later in the year.   The Committee then noted that the advisor had disclosed its fee schedules for institutional separate accounts managed by the advisor using a strategy similar to the Fund’s.  They noted that these separate accounts would pay a lower management fee, and would be entitled to fee breakpoints calculated as assets under management increased.  The Committee noted that the advisor had explained that its responsibilities with respect to the Fund are more extensive and time consuming than those with respect to separate accounts.  For example, the advisor noted that the separate accounts did not require extensive quarterly board and compliance reporting or the numerous SEC filings required of mutual funds.

The Committee reviewed a profitability analysis prepared by the advisor.  The advisor represented that the Fund’s management agreement was not profitable, due to the Fund-related expenses such as the advisor’s obligations to cap the Fund’s expenses.

The Committee next reviewed the advisor’s audited financial statements for the year ended December 31, 2010.   They concluded, based on their review, that the advisor appears to be well-capitalized and able to meet its obligations to the Fund.

The Committee noted that, with respect to its soft dollar arrangements, the advisor stated that clients pay average commissions of about $0.02 - $0.04 per share to brokers providing certain research services to the advisor, and that the average commission rate paid by the Fund to soft dollar brokers is the same as commission rates paid by the adviser’s private accounts for similar transactions.   Other than the soft dollar research services received by the advisor, the Committee noted that the advisor did not receive any collateral benefits from the Fund.  Specifically, the Committee noted that the advisor did not receive any 12b-1 fees from the Fund.

(iv)           Economies of Scale – In determining the reasonableness of the advisory fees, the Trustees also considered whether economies of scale will be realized as the Fund grows larger, and the extent to which this is reflected in the advisory fees.   The Trustees considered the steps that the Advisor had taken to increase Fund distribution, such as making the Fund available on all major platforms.  The Trustees noted that the Fund had been growing but that it did not appear that the Advisor has begun to realize any significant economies of scale from managing the Fund.

The Committee reviewed the foregoing with the Board, indicating that its members had determined that the Fund’s advisory fee (after fee waivers and reimbursements by the Advisor) was reasonable and that its members were unanimously recommending that the Board renew the Agreement.

After reviewing and discussing the materials and the Committee’s recommendation, the Trustees, including the independent Trustees, unanimously determined that continuation of the Agreement between the Trust and the Advisor is in the best interest of the Fund and its shareholders and voted to continue the Agreement for an additional year.

PROXY VOTING

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted those proxies during the most recent twelve month period ended June 30 are available without charge upon request by: (1) calling the Fund at (800) 551-3998 and (2) from Fund documents filed with the Securities and Exchange Commission ("SEC") on the SEC's website at www.sec.gov.

TRUSTEES
Gary E. Hippenstiel
Stephen A. Little
Daniel J. Condon
Ronald C. Tritschler
Nancy V. Kelly
Kenneth G.Y. Grant

OFFICERS
Brian L. Blomquist, Chief Executive Officer and President
John C. Swhear, Senior Vice President
Robert W. Silva, Chief Financial Officer and Treasurer
Lynn E. Wood, Chief Compliance Officer
Tara Pierson, Secretary

INVESTMENT ADVISOR
Becker Capital Management, Inc.
1211 SW Fifth Avenue, Suite 2185
Portland, OR  97204

DISTRIBUTOR
Unified Financial Securities, Inc.
2960 N. Meridian Street, Suite 300
Indianapolis, IN 46208

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Cohen Fund Audit Services, Ltd.
800 Westpoint Pkwy., Suite 1100
Westlake, OH 44145

LEGAL COUNSEL
Thompson Coburn LLP
One U.S. Bank Plaza
St. Louis, MO 63101

LEGAL COUNSEL TO THE INDEPENDENT TRUSTEES
Thompson Hine, LLP
312 Walnut Street, 14th Floor
Cincinnati, OH 45202

CUSTODIAN
Huntington National Bank
41 S. High St.
Columbus, OH 43215

ADMINISTRATOR, TRANSFER AGENT
AND FUND ACCOUNTANT
Huntington Asset Services, Inc.
2960 N. Meridian Street, Suite 300
Indianapolis, IN 46208

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus, which contains information about the Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Unified Financial Securities, Inc.
Member FINRA/SIPC

Jones Villalta Opportunity Fund

Annual Report

October 31, 2011

Fund Adviser:

Jones Villalta Asset Management, LLC
2705 Bee Cave Road, Suite 200
Austin, TX 78746

Toll Free (866) 950-5863

Jones Villalta Opportunity Fund (JVOFX)
Managed by Jones Villalta Asset Management, LLC

Annual Report Commentary – October 31, 2011

While the intrinsic value inherent in any business is based upon the long-term fundamentals of the business, the market has been less concerned with underlying valuation and more concerned with short-term economic data and the debt crisis in Europe.  The market has moved higher over the past year, but the modest advance has masked considerable volatility.  To this end, it’s worth noting that over the past year, long-term business fundamentals have been relegated to secondary considerations, as macroeconomic and geopolitical concerns have taken center stage.  For the trailing year, ended October 31, 2011, JVOFX is down 1.55% on a total return basis.  By comparison, the S&P 500 ® index has produced a total return of 8.07% over this same time period, while the Russell 1000 index has returned 8.01%.  While the performance of JVOFX has fallen short of the S&P 500’s performance over this time period (a short-term deviation that we are not happy about), the performance of JVOFX since the fund’s inception, nearly three years ago, has been more rewarding.  Since inception, JVOFX has out-performed the S&P 500 index by 145 basis points.

Taking advantage of investors’ behavioral errors can be very rewarding, but requires patience and a long-term time horizon. The strategy employed by Jones Villalta Asset Management in managing JVOFX has provided results that have exceeded benchmark results, but we oftentimes find that while we have been adept at identifying under-valued common stocks, we have not always identified a bottom in some issues that have moved lower.  In short, the nature of value-oriented strategies can result in times when performance will lag a benchmark over a given time period.  While we can identify a cheap stock, nothing says that the stock may not become cheaper.  Those behavioral biases that result in market opportunities do not give clear signals as to when a stock has “bottomed” in the market.  As a consequence, we would remind investors that investing in common stocks is really only appropriate for investors with long time horizons, or portions of their portfolio that can maintain a longer time horizon.  Investing success is predicated on one’s ability to capitalize on myopia, while having the discipline and fortitude to maintain a longer-term perspective.

While the energy sector was the best performing group within the S&P 500 over the past year, our information technology positions were the most effective element to the portfolio during this time period.  This was partly due to our overweight position in information technology stocks and partly due to the outsized performance of many of our technology holdings.  Intel Corp. (INTC) and International Business Machines Corp. (IBM) both moved higher by more than 20% over the past year, while Dell Inc., EMC Corp., Hewlett Packard Company and Lexmark International, Inc. all out-performed the S&P Information Technology sector benchmark and the S&P 500.  Caterpillar Inc., which moved higher by 35.98%, was the best performing stock for JVOFX, but was sold in the first quarter, prior to the market’s downward movements.  Chesapeake Energy Corp. was the best performing issue held for the whole of the trailing year, up 29.7% since October 31, 2010.  IBM (up 28.57%), Capital One Financial Corp. (up 22.51%) and INTC (up 22.39%) rounded out the top five performing issues for JVOFX for the trailing year.

It was a very mixed year in terms of sector performance, industry performance and specific issue performance.  As was noted above, we have sometimes been early in establishing a position in a particular stock or industry, as the market does not establish clear signals for specific common stock and industry behavior.  Our over-weight position in the financial sector has epitomized this tendency.  Many would argue that one year ago financials were very cheap as a group.  However, these issues became even cheaper as the year unfolded, and new uncertainties around the world have resulted in a “flight to safety”.  Through October 31, 2011, the S&P Financials sector benchmark continued to be the worst performing sector over the trailing 1-year, 3-year and 5-year periods.  However, while the financial sector has remained volatile, the fortunes of most of the stocks in this group continued to improve, as credit quality and earnings improved, while delinquent accounts and write-offs continue to diminish.  We maintained our position in this sector, adding opportunistically over the course of the year.  While the past year has been difficult for financial stocks, we continue to believe that these issues will be market leaders as many of Europe’s problems are put into proper perspective and the economy continues to recover.  Many of the companies that we own in the financial sector have the potential to generate low-teens returns on equity.  To buy such companies at prices that fall below book values is extraordinarily compelling.  As of October 31, 2011, the worst performing stock in the portfolio for the trailing one-year period was NII Holdings, Inc., a very large cellular phone service provider in Mexico, Latin America and South America, operating under the NEXTEL International brand name.  Bank of America Corp. was our second worst performing issue, with its stock price volatility tracking closely to the events in Europe.  Both of these stocks moved lower by more than 40% over the past year, and in both cases we’ve taken advantage of these price movements, adding to both positions in recent months.  The financial sector was, overall, the worst performing sector for JVOFX and for the S&P 500 benchmark over the past year.  The S&P Financials sector benchmark moved lower by 7.28% over the course of the past year, and was the only sector to move lower on a trailing one-year basis. Goldman Sachs Group (down 32.01%), SUPERVALU Inc. (down 25.67%) and Citigroup Inc. (down 24.24%) rounded out our five worst performing issues for the trailing year.

For the 12 month period ending October 31, 2011, we sold four stocks in their entirety: Caterpillar Inc. (CAT), Comcast Corporation (CMCSA), Royal Caribbean Cruises Ltd. (RCL) and Oracle Corporation (ORCL).   As was noted in JVOFX’s semi-annual report, CAT and RCL were very good holdings for us that had advanced in value significantly over JVOFX’s holding period.  While our returns for CMCSA and ORCL were less significant, given market volatility in the second quarter and third quarter of 2011, we felt that other issues presented better opportunities for above average returns going forward.

These sales made way for four new portfolio holdings.  In the first half of our fiscal year we added to our energy weighting, purchasing Chevron Corporation and Exxon Mobil Corporation, two of the largest integrated oil and gas companies in the world.  These purchases furthered a strategic repositioning of the portfolio that began in 2010, in which we moved an immaterial weighting in energy to a market-like weighting.  Since April of this year, we’ve added two technology holdings, Lexmark International, Inc. (LXK) and Hewlett Packard Company (HPQ).  Both of these companies are very large printer manufacturers.  However, while LXK is singularly focused on printers, printer supplies and document services, HPQ is a very large information technology conglomerate.  While our energy additions were predicated on a top-down assessment of the opportunity costs of having a below market weighting in crude-oil related companies, our purchase of LXK and HPQ was not based upon an innate desire to have a significant weighting in the printer manufacturing business.  Rather, both of these holdings were very under-valued technology companies that were identified through our bottom-up research process.

The past four years have posed a unique challenge for bottom-up, value-oriented managers, as macroeconomic concerns have driven much of the market’s volatility.  Historically, investor reactions to macroeconomic concerns have created opportunities that one could capitalize on, as concerns were eventually placed into proper perspective.  While we believe the present environment has created a number of opportunistic values, the duration of the macroeconomic-driven environment has tested our patience and the patience of most investors.

Given the pronounced effect that macro factors are having on individual security pricing at the present time, it’s worth discussing the relationship between macroeconomic-related news and security pricing. The market’s list of macro-related worries is long; however, in the third quarter, concerns with regard to the European Union (EU) dominated both headlines and market activity.

While the EU’s ability to deal with a default of Greece took center stage in the summer and fall of 2011, the larger concern is the EU’s ability to deal with insolvent member states other than Greece.  Greece is, in this regard, a test for the EU’s ability to keep a contagion from spreading to larger heavily indebted nations such as Spain and Italy.  Given Greece’s size, it is not material to the US, but a broader recession in Europe would have a more pronounced effect on US multi-national corporations. Still, while many strategists believe the odds of a domestic recession have moved materially higher, a majority continue to see a US recession as having a likelihood of less than 50%.

We will see some of the effects of market turmoil, and concerns regarding Europe, when corporations begin reporting fourth quarter earnings in January of 2012.  However, anecdotal evidence seems to suggest that concerns may be overblown.  Many companies, including General Electric Company, Ford Motor Company and Las Vegas casino operator, MGM Resorts International, were recently positive on the current operating environment, noting that the recovery continues apace. Still, at a certain point, the market’s volatility will provide an impetus for a slowdown in consumption, as individuals feel less well off.

It is important for investors to keep in mind that right now we are considering the first order effects of the EU’s woes.  It is not clear that we are headed for recession, nor is it clear that spending by businesses and consumers has been curtailed dramatically.  While growth has likely slowed down, a contraction is not a foregone conclusion.  In addition, we are more concerned with second and third order effects than with first order effects.  Consider the schematic below as an example of these linked uncertainties:

European nations are dealing with their own version of the 2008/2009 financial crisis, but it is not clear that Europe’s woes will have a significant impact on US corporations broadly, and multinational corporations specifically.  We know it will have an impact, but the severity of the impact, including the potential for a recession, is not known.  However, the ultimate question for investors is whether these potential effects are already reflected in stock prices at the current time or whether they need to be priced-in (a third order effect).  We would argue that they are more than priced-in, as valuations generally react to uncertainties with a fair amount of over-optimism (when uncertainty is of a positive nature) and over-pessimism (when uncertainty is of a negative nature).  In short, it is easy to take a fairly simple view of the market and the current news cycle, but decision making in the moment is far more complex.  We tend to view the market as a reactionary force that tends to magnify uncertainties of all types, but it is, in truth, the second and third order considerations that are more important.

While the effects of the EU’s problems are currently unknown, we do know that markets are behaving in a manner that resembles late-2008.  Not only was the third quarter the worst quarter since the fourth quarter of 2008, but investor movements out of domestic equity mutual funds painted a picture of a market panic, with swift and robust movements to cash and bonds.  According to the Investment Company Institute, over $110 billion have moved out of domestic equity mutual funds since the end of April—monthly amounts rivaling those experienced during the depths of the 2008/2009 financial crisis.

While we certainly don’t relish the current environment, we remain steadfast in our conviction that the overly pessimistic state of investment markets will be corrected in future quarters. This is largely predicated on a belief that, at some point, investors focus on fundamentals rather than near-term macroeconomic concerns.  Indeed, if investors look at the domestic economy, the dire concerns reflected in stock valuations would look overwrought.

As I noted in the semi-annual report, time is an investor’s best friend.  While clarifications on the ultimate effects of European debt woes would lend support to domestic stock prices, a continuation of current earnings trends would also serve a like purpose.  The domestic economy continues to be one in transition, but domestic corporations are well positioned to continue to grow profits.  While revenues are only improving modestly year-over-year; improved efficiency, stock repurchases and improved margins are all contributing to better than expected per share reported earnings.  While we believe more robust growth will come down the road, the market is priced for a dire outcome that is not supported by the underlying data.  We continue to see significant value in the current market, and we continue to opportunistically position the fund for a more objective assessment of underlying fundamentals.

Thomas Villalta, CFA

Chief Investment Officer and Portfolio Manager

Jones Villalta Asset Management, LLC

Jones Villalta Opportunity Fund (JVOFX)
Managed by Jones Villalta Asset Management, LLC

Investment Results

The performance quoted represents past performance, which does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Current performance of the Fund may be lower or higher than the performance quoted.  The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing.  Performance data current to the most recent month end may be obtained by calling 1-866-950-5863.

*      Return figures reflect any change in price per share and assume the reinvestment of all distributions.
**    The S&P 500® and the Russell 1000 Indices are widely recognized unmanaged indices of equity prices and are representative of a broader market and range of securities than is found in the Fund’s portfolio.  Individuals cannot invest directly in the Indices; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the investment company and may be obtained by calling the same number as above. Please read it carefully before investing.

The Fund is distributed by Unified Financial Securities, Inc. Member FINRA.

Comparison of the Growth of a $10,000 Investment in the Jones Villalta Opportunity Fund, Russell 1000 Index and the S&P 500® Index
Jones Villalta Opportunity Fund $15,838
Russell 1000 Index $15,782
S&P 500 ® Index $15,294
Inception Date 12/23/08
Value
$20,000
$19,000
$18,000
$17,000
$16,000
$15,000
$14,000
$13,000
$12,000
$11,000
$10,000
$9,000
$8,000
$7,000
December-08
February-09
April-09
June-09
August-09
October-09
December-09
February-10
April-10
June-10
August-10
October-10
December-10
February-11
April-11
June-11
August-11
October-11
Date

The chart above assumes an initial investment of $10,000 made on December 23, 2008 (commencement of Fund operations) and held through October 31, 2011. The S&P 500® and Russell 1000 Indices are widely recognized unmanaged indices of equity prices and are representative of a broader market and range of securities than is found in the Fund’s portfolio.  Individuals cannot invest directly in the Indices; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS.  The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

Current performance may be lower or higher than the performance data quoted. For more information on the Fund, and to obtain performance data current to the most recent month end or to request a prospectus, please call 1-866-950-5863. You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing.  The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing.

The Fund is distributed by Unified Financial Securities, Inc., member FINRA.

Fund Holdings – (Unaudited)

   1As a percentage of net assets.

Investment Objective
The investment objective of the Jones Villalta Opportunity Fund (the “Fund”) is long-term capital appreciation.

Availability of Portfolio Schedule – (Unaudited)

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Forms N-Q are available at the SEC’s website at www.sec.gov.  The Fund’s Forms N-Q may be reviewed and copied at the Public Reference Room in Washington DC.  Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Summary of Fund’s Expenses – (Unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs (such as short-term redemption fees); and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2011 to October 31, 2011.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as the redemption fee imposed on short-term redemptions.  Therefore, the second line of the table below is useful in comparing ongoing costs only and will not help you determine the relative costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

Jones Villalta Opportunity Fund	Beginning Account Value May 1, 2011	Ending Account Value October 31, 2011	Expenses Paid During the Period Ended October 31, 2011
Actual*	$1,000.00	$847.36	$5.83
Hypothetical**	$1,000.00	$1,018.90	$6.37
*Expenses are equal to the Fund’s annualized expense ratio of 1.25%, multiplied by the average account value over the period, multiplied by 184/365.
** Assumes a 5% return before expenses.

Jones Villalta Opportunity Fund
Schedule of Investments
October 31, 2011

Common Stocks - 98.76%	Shares	Fair Value

Consumer Discretionary - 15.00%
Automobiles
Ford Motor Co. (a)	14,255	$166,498

Hotels, Restaurants & Leisure
MGM Resorts International (a)	16,835	193,939

Household Durables
Toll Brothers, Inc. (a)	8,300	144,752

Internet & Catalog Retail
Liberty Media Corp. - Interactive - Class A (a)	9,020	148,199

Media
Walt Disney Co. / The	4,785	166,901

Retailing
Gap, Inc. / The	10,750	203,175
Home Depot, Inc. / The	3,195	114,381
		317,556

Consumer Staples - 2.81%
Food & Staples Retailing
SUPERVALU, INC.	26,560	213,011

Energy - 11.31%
Oil, Gas & Consumable Fuels
Chesapeake Energy Corp.	4,741	133,317
Chevron Corp.	1,565	164,403
ConocoPhillips	2,095	145,917
Exxon Mobil Corp.	2,890	225,680
Transocean Ltd.	3,305	188,881
		858,198

Financials - 27.11%
Banks
Bank of America Corp.	45,010	307,418
Capital One Financial Corp.	4,661	212,821
JPMorgan Chase & Co.	8,390	291,636
Wells Fargo & Co.	11,600	300,556
		1,112,431

Financials
Citigroup, Inc.	11,615	366,918
Goldman Sachs Group, Inc. / The	2,955	323,720
		690,638

Insurance
Hartford Financial Services Group, Inc. / The	13,160	253,330

See accompanying notes which are an integral part of these financial statements.

Jones Villalta Opportunity Fund
Schedule of Investments - continued
October 31, 2011

Common Stocks - 98.76% - continued	Shares	Fair Value

Health Care - 4.52%
Pharmaceuticals, Biotechnology & Life Sciences
Johnson & Johnson	3,155	$203,150
Pfizer, Inc.	7,245	139,539
		342,689

Industrials - 4.08%
Industrial Conglomerates
General Electric Co.	18,500	309,135

Information Technology - 26.58%
Communications Equipment
Corning, Inc.	16,920	241,787

Computers & Peripherals
Dell, Inc. (a)	16,975	268,375
Lexmark International, Inc. - Class A (a)	4,355	138,054
		406,429

Semiconductors & Semiconductor Equipment
Intel Corp.	13,220	324,419

Software & Services
Microsoft Corp.	8,655	230,483

Technology Hardware & Equipment
EMC Corp. (a)	10,945	268,262
Hewlett-Packard Co.	8,990	239,224
International Business Machines Corp.	1,655	305,563
		813,049

Materials - 2.90%
Chemicals
Mosaic Co. / The	2,000	117,120

Metals & Mining
Alcoa, Inc.	9,595	103,242

Services - 0.62%
Telecommunication Services
NII Holdings, Inc. (a)	1,995	46,942

Utilities - 3.83%
Electric Utilities
AES Corp. / The (a)	25,880	290,373

TOTAL COMMON STOCKS (Cost $7,715,586)		7,491,121

See accompanying notes which are an integral part of these financial statements.

Jones Villalta Opportunity Fund
Schedule of Investments - continued
October 31, 2011

Money Market Securities - 1.17%	Shares	Fair Value

Fidelity Institutional Money Market Portfolio, 0.19% (b)	88,820	$88,820

TOTAL MONEY MARKET SECURITIES (Cost $88,820)		88,820

TOTAL INVESTMENTS (Cost $7,804,406) - 99.93%		$7,579,941

Other assets less liabilities - 0.07%		5,007

TOTAL NET ASSETS - 100.00%		$7,584,948

(a) Non-income producing.
(b) Variable rate security; the money market rate shown represents the rate at October 31, 2011.

See accompanying notes which are an integral part of these financial statements.

Jones Villalta Opportunity Fund
Statement of Assets and Liabilities
October 31, 2011

Assets:
Investments in securities:
At cost	$7,804,406
At fair value	$7,579,941

Receivable due from Adviser (a)	15,827
Dividends receivable	1,383
Interest receivable	12
Prepaid expenses	14,966
Total assets	7,612,129

Liabilities:
Payable to administrator, fund accountant and transfer agent	8,366
Payable to trustees and officers	838
Payable to custodian	1,007
Other accrued expenses	16,970
Total liabilities	27,181

Net Assets:	$7,584,948

Net Assets consist of:
Paid in capital	$7,683,312
Accumulated net realized gain (loss) on investments	126,101
Net unrealized appreciation (depreciation) on investments	(224,465)

Net Assets:	$7,584,948

Shares outstanding (unlimited number of shares authorized)	531,675

Net asset value and offering
price per share	$14.27

Redemption price per share ($14.27 * 99%) (b)	$14.13

(a) See Note 4 in the Notes to the Financial Statements.
(b) The Fund charges a 1% redemption fee on shares redeemed within 90 calendar days of purchase.

See accompanying notes which are an integral part of these financial statements.

Jones Villalta Opportunity Fund
Statement of Operations
For the fiscal year ended October 31, 2011

Investment Income
Dividend income	$80,377
Interest income	314
Total Investment Income	80,691

Expenses
Investment adviser fee (a)	60,422
Administration expense (a)	35,995
Transfer agent expense (a)	35,762
Registration expense	33,118
Fund accounting expense (a)	25,000
Legal expense	16,932
Auditing expense	14,300
Trustee expense	8,041
CCO expense	7,930
Custodian expense (a)	6,859
Insurance expense	3,144
Miscellaneous expense	2,372
Pricing expense	2,108
Printing expense	729
24f-2 expense	326
Total Expenses	253,038
Less: Fees waived and expenses reimbursed by Adviser (a)	(177,321)
Net operating expenses	75,717
Net Investment Income (Loss)	4,974

Realized & Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investment securities	133,001
Change in unrealized appreciation (depreciation) on
investment securities	(231,420)
Net realized and unrealized gain (loss) on investment securities	(98,419)
Net increase (decrease) in net assets resulting from operations	$(93,445)

(a) See Note 4 in the Notes to the Financial Statements.

See accompanying notes which are an integral part of these financial statements.

Jones Villalta Opportunity Fund
Statement of Changes In Net Assets

	For the	For the
	Year Ended	Year Ended
Increase (decrease) in net assets:	October 31, 2011	October 31, 2010
Operations:
Net investment income (loss)	$4,974	$(3,794)
Net realized gain (loss) on investment securities	133,001	485,624
Change in unrealized appreciation (depreciation) on investment securities	(231,420)	(444,659)
Net increase (decrease) in net assets resulting from operations	(93,445)	37,171

Distributions to shareholders:
From net investment income	(7,967)	(1,510)
From net realized gains	(488,018)	(15,875)
Total distributions	(495,985)	(17,385)

Capital Share Transactions:
Proceeds from Fund shares sold	5,347,273	3,589,949
Reinvestment of distributions	495,400	17,374
Amount paid for Fund shares redeemed	(203,567)	(2,606,411)
Proceeds from redemption fees	40	1,839
Net increase in net assets resulting
from capital share transactions	5,639,146	1,002,751

Total Increase in Net Assets	5,049,716	1,022,537

Net Assets
Beginning of year	2,535,232	1,512,695

End of year	$7,584,948	$2,535,232

Accumulated undistributed net investment income (loss)
included in net assets at end of period	$-	$-

Capital Share Transactions
Shares sold	352,584	225,604
Shares issued in reinvestment of distributions	31,752	1,151
Shares repurchased	(12,539)	(175,886)

Net increase from capital share transactions	371,797	50,869

See accompanying notes which are an integral part of these financial statements.

Jones Villalta Opportunity Fund
Financial Highlights
(For a share outstanding during the period)
	For the		For the		For the
	Year Ended		Year Ended		Period Ended
	October 31, 2011		October 31, 2010		October 31, 2009	(a)

Selected Per Share Data:
Net asset value, beginning of period	$15.86		$13.88		$10.00

Income from investment operations:
Net investment income	0.02		(0.02)		0.02
Net realized and unrealized gain	(0.14)		2.15		3.89
Total from investment operations	(0.12)		2.13		3.91

Less Distributions to shareholders:
From net investment income	(0.02)		(0.01)		(0.03)
From net realized gains	(1.45)		(0.15)		-
Total distributions	(1.47)		(0.16)		(0.03)

Paid in capital from redemption fees	-	(b)	0.01		-

Net asset value, end of period	$14.27		$15.86		$13.88

Total Return (c)	(1.55)%		15.47%		39.31%	(d)

Ratios and Supplemental Data:
Net assets, end of period (000)	$7,585		$2,535		$1,513
Ratio of expenses to average net assets	1.25%		1.32%	(f)	1.25%	(e)
Ratio of expenses to average net assets
before reimbursement	4.19%		7.48%		16.43%	(e)
Ratio of net investment income (loss) to
average net assets	0.09%		(0.13)%		0.27%	(e)
Ratio of net investment income (loss) to
average net assets before reimbursement	(2.85)%		(6.29)%		(14.91)%	(e)
Portfolio turnover rate	9.43%		100.97%		10.84%

(a) For the period December 23, 2008 (Commencement of Operations) to October 31, 2009.
(b) Redemption fees resulted in less than $0.005 per share.
(c) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(d) Not annualized.
(e) Annualized.
(f) Due to overdraft fees, the Fund is above the 1.25% cap noted in the prospectus

See accompanying notes which are an integral part of these financial statements.

Jones Villalta Opportunity Fund
Notes to the Financial Statements
October 31, 2011

NOTE 1. ORGANIZATION

The Jones Villalta Opportunity Fund (the “Fund”) was organized as a diversified separate series of Unified Series Trust (the “Trust”) on November 10, 2008 and commenced operations on December 23, 2008.  The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 17, 2002 (the “Trust Agreement”).  The Trust Agreement permits the Board of Trustees of the Trust (the “Board”) to issue an unlimited number of shares of beneficial interest of separate series without par value.  The Fund is one of a series of funds currently authorized by the Trustees.  The investment adviser to the Fund is Jones Villalta Asset Management, LLC (the “Adviser”).  The investment objective of the Jones Villalta Opportunity Fund (the “Fund”) is long-term capital appreciation.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Securities Valuation – All investments in securities are recorded at their estimated fair value as described in Note 3.

Federal Income Taxes – The Fund makes no provision for federal income or excise tax. The Fund intends to qualify each year as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of its taxable income. The Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. If the required amount of net investment income or gains is not distributed, the Fund could incur a tax expense.

As of and during the year ended October 31, 2011, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the year, the Fund did not incur any interest or penalties.  The Fund is subject to examination by U.S. federal tax authorities for all years since inception.

Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund’s relative net assets or other appropriate basis (as determined by the Board).

Security Transactions and Related Income - The Fund follows industry practice and records security transactions on the trade date.  The specific identification method is used for determining gains or losses for financial statements and income tax purposes.  Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.  Discounts and premiums on securities purchased are amortized or accreted using the effective interest method. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific country or region.

Dividends and Distributions – The Fund intends to distribute substantially all of its net investment income as dividends to its shareholders on at least an annual basis. The Fund intends to distribute its net realized long-term capital gains and its net realized short-term capital gains at least once a year. Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expenses or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes.  Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Fund.  There were no such material reclassifications for the year ended October 31, 2011.

Redemption Fees – The Fund charges a 1.00% redemption fee for shares redeemed within 90 days.  These fees are deducted from the redemption proceeds otherwise payable to the shareholder.  The Fund will retain the fee charged as an increase in paid-in capital and such fees become part of the Fund’s daily NAV calculation.

Jones Villalta Opportunity Fund
Notes to the Financial Statements - continued
October 31, 2011

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

Fair value is defined as the price that a Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. Generally Accepted Accounting Principles in the United States of America (“GAAP”) establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique.  Inputs may be observable or unobservable.  Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity.  Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical securities

•
Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive  market,  quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments based on the best information available)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Equity securities, including common stock, are generally valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices more accurately reflect the fair value of such securities.  Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price.  Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price.  Securities traded in the NASDAQ over-the-counter market are generally valued by the pricing service at the NASDAQ Official Closing Price. When using the market quotations or close prices provided by the pricing service and when the market is considered active, the security will be classified as a Level 1 security. Sometimes, an equity security owned by the Fund will be valued by the pricing service with factors other than market quotations or when the market is considered inactive.  When this happens, the security will be classified as a Level 2 security.  When market quotations are not readily available, when the Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current fair value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review by the Board.  These securities will be categorized as Level 3 securities.

Investments in mutual funds, including money market mutual funds, are generally priced at the ending net asset value (NAV) provided by the service agent of the fund.  These securities will be categorized as Level 1 securities.

Fixed income securities, when valued using market quotations in an active market, will be categorized as Level 1 securities. However, they may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices more accurately reflect the fair value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. These securities will generally be categorized as Level 2 securities.  If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board. These securities will be categorized as Level 3 securities.

Jones Villalta Opportunity Fund
Notes to the Financial Statements - continued
October 31, 2011

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – continued

Short-term investments in fixed income securities, (those with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity), are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value. These securities will be classified as Level 2 securities.

In accordance with the Trust’s good faith pricing guidelines, the Adviser is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Adviser would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Good faith pricing is permitted if, in the Adviser’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before a Fund’s NAV calculation that may affect a security’s value, or the Adviser is aware of any other data that calls into question the reliability of market quotations.  Good faith pricing may also be used in instances when the bonds the Funds invest in may default or otherwise cease to have market quotations readily available.

The following is a summary of the inputs used to value the Fund’s investments as of October 31, 2011:

	Valuation Inputs
Assets	Level 1 - Quoted Prices in Active Markets	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total

Common Stocks*	$7,491,121	$-	$-	$7,491,121

Money Market Securities	88,820	-	-	88,820

Total	$7,579,941	$-	$-	$7,579,941
* Refer to Schedule of Investments for industry classifications

The Fund did not hold any investments at any time during the reporting period in which significant unobservable inputs were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period. The Fund did not hold any derivative instruments during the reporting period.  During the year ended October 31, 2011, there were no significant transfers between levels.  The amount of transfers in/out are reflected at the securities’ fair value at the reporting period end.

Jones Villalta Opportunity Fund
Notes to the Financial Statements - continued
October 31, 2011

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Adviser, under the terms of the management agreement (the “Agreement”), manages the Fund’s investments.  As compensation for its management services, the Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 1.00% of the Fund’s average net assets.  For the year ended October 31, 2011, the Adviser earned fees of $60,422 from the Fund before the waiver and reimbursement described below.

The Adviser has contractually agreed to waive its management fee and/or reimburse expenses through February 29, 2012 so that total annual operating expenses, excluding brokerage fees and commissions, 12b-1 fees, borrowing costs (such as interest and dividend expenses on securities sold short), taxes, extraordinary litigation expenses, and any indirect expenses (such as expenses incurred by other investment companies in which the Fund invests) do not exceed 1.25% of the Fund’s average daily net assets. For the year ended October 31, 2011, the Adviser waived fees and/or reimbursed expenses of $177,321. At October 31, 2011, the Adviser owed the Fund $15,827, for the excess of expenses waived by the Adviser over management fees accrued at year-end.

Each waiver or reimbursement by the Adviser is subject to repayment by the Fund within the three fiscal years following the fiscal year in which the particular expense was incurred, provided that the Fund is able to make the repayment without exceeding the expense limitation described above.  The amounts subject to repayment by the Fund, pursuant to the aforementioned conditions, at October 31, 2011 are as follows:

Recoverable through
Amount	October 31,

$149,791	2012
177,899	2013
177,321	2014

The Trust retains Huntington Asset Services, Inc. (“HASI”) to manage the Fund’s business affairs and provide the Fund with administrative services, including all regulatory reporting and necessary office equipment and personnel. For the year ended October 31, 2011, HASI earned fees of $35,995 for administrative services provided to the Fund. At October 31, 2011, the Fund owed HASI $3,000 for administrative services. Certain officers of the Trust are members of management and/or employees of HASI. HASI operates as a wholly-owned subsidiary of Huntington Bancshares, Inc., the parent company of the Distributor and Huntington National Bank, the custodian of the Fund’s investments (the “Custodian”). A Trustee of the Trust is a member of management of the Custodian.  For the year ended October 31, 2011, the Custodian earned fees of $6,859 for custody services provided to the Fund. At October 31, 2011, the Fund owed the Custodian $1,007 for custody services.

The Trust also retains HASI to act as the Fund’s transfer agent and to provide fund accounting services. For the year ended October 31, 2011, HASI earned fees of $20,137 from the Fund for transfer agent services and $15,625 in reimbursement for out-of-pocket expenses incurred in providing transfer agent services. For the year ended October 31, 2011, HASI earned fees of $25,000 from the Fund for fund accounting services.  At October 31, 2011, the Fund owed HASI $1,679 for transfer agent services, $1,604 in reimbursement of out-of-pocket charges and $2,083 for fund accounting services.

The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act.  The Plan provides that the Fund will pay the Adviser and/or any registered securities dealer, financial institution or any other person (a “Recipient”) a shareholder servicing fee aggregating 0.25% of the average daily net assets of the Fund in connection with the promotion and distribution of Fund shares or the provision of personal services to shareholders, including, but not necessarily limited to, advertising, compensation to underwriters, dealers and selling personnel, the printing and mailing of prospectuses to other than current Fund shareholders, the printing and mailing of sales literature and servicing shareholder accounts.  The Fund and/or the Adviser may pay all or a portion of these fees to any Recipient who renders assistance in distributing or promoting the sale of shares, or who provides certain shareholder services, pursuant to a written agreement. The Plan is a compensation plan, which means that compensation is provided regardless of 12b-1 expenses actually incurred. The Plan is not currently activated, but may be activated at any time after February 29, 2012, upon notice to shareholders.

Jones Villalta Opportunity Fund
Notes to the Financial Statements - continued
October 31, 2011

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - continued

Unified Financial Securities, Inc. (the “Distributor”) acts as the principal distributor of the Fund’s shares.  There were no payments made to the Distributor by the Fund for the year ended October 31, 2011. A Trustee of the Trust is a member of management of Huntington National Bank, a subsidiary of Huntington Bancshares, Inc. (the parent of the Distributor) and an officer of the Trust is an officer of the Distributor; such persons may be deemed to be affiliates of the Distributor.

NOTE 5.  INVESTMENTS

For the year ended October 31, 2011, purchases and sales of investment securities, other than short-term investments and short-term U.S. government obligations were as follows:

Purchases	Amount
U.S. Government Obligations	$-
Other	5,610,446
Sales
U.S. Government Obligations	$-
Other	546,881

At October 31, 2011, the net unrealized appreciation (depreciation) of investments for tax purposes was as follows:

Gross Appreciation	$542,756
Gross (Depreciation)	(769,850)
Net (Depreciation)
on Investments	$(227,094)

At October 31, 2011, the aggregate cost of securities for federal income tax purposes was $7,807,035.

NOTE 6.  ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.  Actual results could differ from those estimates.

NOTE 7. BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. At October 31, 2011, JRJ Investment Fund, Ltd., a related party of the Adviser, held 38.56% of the Fund’s shares and Charles Schwab held, in an omnibus account for the benefit of others, 33.72% of the Fund’s shares. As a result, JRJ Investment Fund, Ltd. and Charles Schwab may each be deemed to control the Fund.

Jones Villalta Opportunity Fund
Notes to the Financial Statements - continued
October 31, 2011

NOTE 8. DISTRIBUTIONS TO SHAREHOLDERS

The tax characterization of distributions for the fiscal years ended October 31, 2011 and 2010 was as follows:

	2011	2010
Distributions paid from:
Ordinary Income	$7,967	$17,385
Capital Gains	488,018	-
	$495,985	$17,385

On December 28, 2010, the Fund paid a long-term capital gain distribution of $1.4532 per share to shareholders of record on December 27, 2010.  On June 15, 2011, the Fund paid a distribution from net investment income of $0.0036 per share to shareholders of record on June 14, 2011.  On September 15, 2011, the Fund paid a distribution from net investment income of $0.0127 per share to shareholders of record on September 14, 2011.

On December 28, 2011, the Fund paid a distribution from net investment income of $0.0495 per share to shareholders of record on December 27, 2011.

On December 28, 2011, the Fund paid a short-term capital gain distribution of $0.0613 per share and a long-term capital gain distribution of $0.1565 per share to shareholders on December 27, 2011

At October 31, 2011, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed long-term capital gain	$92,519
Undistributed ordinary income *	36,211
Unrealized appreciation (depreciation)	(227,094)

$(98,364)

* Short-term capital gain distributions are treated as ordinary income for tax purposes.

At October 31, 2011, the difference between book basis and tax basis unrealized appreciation is attributable to the tax deferral of wash sale losses in the amount of $2,629.

NOTE 9. REGULATED INVESTMENT COMPANY MODERNIZATION ACT OF 2010

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act makes changes to several tax rules impacting the Fund. In general, some of the provisions, not including the changes to capital loss carryforwards, of the Act are effective for the Fund’s fiscal year ending October 31, 2011. Although the Act provides several benefits, including the unlimited carryover of future capital losses, there may be a greater likelihood that all or a portion of the Funds’ pre-enactment capital loss carryovers may expire without being utilized due to the fact that post-enactment capital losses get utilized before pre-enactment capital loss carryovers.

Cohen Fund Audit Services

www.cohenfund.com

440.835.8500
440.835.1093 *fax*

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees
Jones Villalta Opportunity Fund
(Unified Series Trust)

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Jones Villalta Opportunity Fund, (the "Fund"), a series of the Unified Series Trust, as of October 31, 2011, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three periods in the period then ended. These financial statements and financial highlights are the responsibility of Fund management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2011, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Jones Villalta Opportunity Fund as of October 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Cohen Fund Audit Services

COHEN FUND AUDIT SERVICES, LTD.
Westlake, Ohio
December 30, 2011

Registered with the Public Company Accounting Oversight Board sqif Service Quality Innovation and Fun

TRUSTEES AND OFFICERS

The Board of Trustees supervises the business activities of the Trust.  Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires or is removed.

The following tables provide information regarding the Trustees and Officers.

Independent Trustees
Name, Address*, (Age), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Gary E. Hippenstiel (Age – 64) Chairman of the Audit and Pricing Committees Independent Trustee, December 2002 to present
President and founder of Hippenstiel Investment Counsel LLC, a registered investment advisor, since November 2008;  Director, Vice President and Chief Investment Officer of Legacy Trust Company, N.A. from September 1991 to September 2008; Chairman of the investment committee for W.H. Donner Foundation and Donner Canadian Foundation from June 2005 to September 2011; Chairman of the Investment Committee for the Diana Davis Spencer Foundation since October 2011.

Stephen A. Little (Age - 65) Chairman, December 2004 to present; Independent Trustee, December 2002 to present	President and founder of The Rose, Inc., a registered investment advisor, since April 1993.
Daniel J. Condon (Age - 61) Independent Trustee, December 2002 to present
CEO of Standard Steel, LLC since August 2011; Director Steel Wheels Acquisition Corp. since August 2011; Director Standard Steel, Inc. since August 2011; President and CEO of International Crankshaft Inc., an automotive supply manufacturing company, from 2004 to August 2011; Director International Crankshaft, Inc. since 2004; Chairman, SMI Crankshaft LLC, an automotive and truck supplier, from July 2010 to August 2011.

Ronald C. Tritschler (Age - 59) Independent Trustee, January 2007 to present; Interested Trustee, December 2002 to December 2006
Chief Executive Officer, Director and Legal Counsel of The Webb Companies, a national real estate company, since 2001; Director of First State Financial since 1998; Director, Vice President and Legal Counsel of The Traxx Companies, an owner and operator of convenience stores, since 1989.

Kenneth G.Y. Grant (Age – 62) Independent Trustee, May 2008 to present
Senior Vice President of Global Trust Company since 2008; Senior Vice President of Advisors Charitable Gift Fund since May 2005; Senior Vice President and Chief Officer, Corporate Development, of Northeast Retirement Services, Inc. since February 2003; Senior Vice President of Savings Banks Employees Retirement Association since February 2003; Director, Lift Up Africa since 2008; Chair Investment Committee since January 2011 and past Chair; Board of Directors of Massachusetts Council of Churches; Member, Presbytery of Boston, Presbyterian Church (U.S.A.) since June 1975.

  *    The address for each trustee is 2960 N. Meridian St., Suite 300, Indianapolis, IN  46208.
  ** As of the date of this report, the Trust currently consists of 23 series.

Interested Trustees & Officers
Name, Address*, (Age), Position with Trust,** Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Nancy V. Kelly (Age - 56)*** Trustee, November 2007 to present
Executive Vice President of Huntington National Bank, the Trust’s custodian, since December 2001; Director, Wedgewood Golf & Country Club since October 2008; Director, Greenlawn Cemetery since October 2007; Director, Directions for Youth and Families, a social service agency, since August 2006.

Brian L. Blomquist (Age - 52) President, March 2011 to present
President of Huntington Asset Services, Inc., the Trust’s administrator, since February 2010; Senior Vice President of Institutional Custody at Huntington National Bank, the Trust’s custodian, from July 2008 to May 2011, Director of Trust Operations at Huntington National Bank from March 2008 to February 2010; Board Member of King Park Area Development Corporation since February 2011; President of TCL Associates, Inc., a consulting firm specializing in bank acquisitions and integrations for several large financial institutions, from February 2000 to March 2008.

John C. Swhear (Age - 50) Senior Vice President, May 2007 to present
Vice President of Legal Administration and Compliance for Huntington Asset Services, Inc., the Trust’s administrator, since April 2007; Chief Compliance Officer and Vice President of Valued Advisers Trust since August 2008; Chief Compliance Officer of Unified Financial Securities, Inc., the Trust’s distributor, since May 2007; Secretary of Huntington Funds since April 2010; President and Chief Executive Officer of Dreman Contrarian Funds, March 2010 to March 2011; Vice President and Acting Chief Executive Officer of Dreman Contrarian Funds, 2007 to March 2010; Employed in various positions with American United Life Insurance Company from June 1983 to April 2007, including:  Associate General Counsel, April 2007; Investment Adviser Chief Compliance Officer, June 2004 to April 2007; Assistant Secretary to the Board of Directors, December 2002 to April 2007 and Chief Compliance Officer of OneAmerica Funds, Inc., June 2004 to April 2007; Chief Counsel, OneAmerica Securities Inc., February 2007 to April 2007;  Secretary, OneAmerica Securities, Inc., December 2002 to April 2007.

Robert W. Silva (Age - 45) Treasurer and Chief Financial Officer, June 2011 to present
Senior Vice President, Fund Administration for Huntington Asset Services, Inc., the Trust’s administrator, since October 2011, Vice President from
September 2010 to October 2011; Treasurer of Huntington Funds since November 2010; Chief Financial Officer and Treasurer of The Huntington Strategy Shares since November 2010; Treasurer and Chief Financial Officer of Dreman Contrarian Funds since March 2011; Senior Vice President of Citi Fund Services Ohio, Inc. from September 2007 to September 2010; Assistant Vice President of Citizens Advisers, Inc. from May 2002 to August 2007.

Lynn E. Wood (Age - 65) Chief Compliance Officer, October 2004 to present	Chief Compliance Officer of Unified Series Trust, since October 2004.
Tara Pierson (Age - 36) Secretary, May 2010 to present
Employed by Huntington Asset Services, Inc., the Trust’s Administrator, since February, 2000; Assistant Secretary of Dividend Growth Trust from March 2006 to present. Assistant Secretary of the Trust from November 2008 to May 2010.

*    The address for each officer is 2960 North Meridian Street, Suite 300, Indianapolis, IN  46208.
**  The Trust currently consists of  23 series.
*** Ms. Kelly is deemed an interested trustee because she is an officer of an entity that is under common control with Unified Financial Securities, Inc., the Distributor, as of October 31, 2011.  The Board has reviewed and approved this arrangement.

OTHER INFORMATION

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the trustees and is available without charge, upon request. You may call toll-free at 1-866-950-5863 to request a copy of the SAI or to make shareholder inquiries.

FEDERAL TAX INFORMATION (Unaudited)

The form 1099-DIV you receive in January 2012 will show the tax status of all distributions paid to your account in the calendar year 2011.  Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund.  As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of the Fund’s fiscal year end regarding the status of qualified dividend income for individuals and the dividends received deduction for corporations.

Qualified Dividend Income.  The Fund designates 100% of the dividends paid as qualified dividend income eligible for the reduced rate of 15% pursuant to the Internal Revenue Code.

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law.  For the Fund’s fiscal 2011 ordinary income dividends, 100% qualifies for the corporate dividends received deduction.

Marathon Value Portfolio

Annual Report

October 31, 2011

Fund Advisor:

Spectrum Advisory Services Inc.
1050 Crown Pointe Parkway, Suite 750
Atlanta, GA 30338

(800) 788-6086

www.marathonvalue.com

October 31, 2011

Dear Fellow Shareholders:

I am pleased to present our annual report for the fiscal year ending October 31, 2011.  We believe the Fund sailed through a turbulent year with far less volatility than the average equity mutual fund. We maintained our discipline of cautious contrarianism.

I recently watched an old History Channel series about Sir Winston Churchill.  What an inspiration to watch what a nation can accomplish when it unites behind a challenge and overcomes great hardship to win a necessary victory.  Today’s feckless bureaucrats and office holders present a contrasting spectacle.  On a positive note, many of our neighbors, companies and non-profits still work diligently to succeed.  That is not to say that the private sector lacks companies and individuals who also fall far short of minimal competence and integrity standards.

In an earlier letter, I commented that a roadmap based on the mistakes made during the thirties would not be the proper guide to deal with our current crisis.  As is becoming obvious, the laying off of debt onto the public sector only creates more long-term obstacles to a full economic recovery.  Since I have long been aware of these risks, I have managed the Fund with a degree of caution I believe appropriate to the economic background.  I will continue to do so until such time as the world has worked through the macro issues it faces.  My tentative timetable for these conditions to subside is sometime in 2014.

Several factors in today’s market have caused me to slightly modify the way in which stocks are bought and sold.  One of these factors is the influence of the macro big picture on our stock market.  Additionally, the growth of ETF’s and high frequency trading make the markets far more volatile than they have been in the past or should be now.  Market sentiment changes extremely quickly, causing stocks to move as much in days or weeks as one might expect them to move in a year.  This has been a maddening development for cautious value investors who conduct extensive research before making buy and sell decisions.  Some money managers have complained about this volatility, but we would rather take advantage of opportunities that a quick-moving market provides.  The goal still is not to seek short-term speculative profits, but rather to improve pricing on both purchase and sale transactions.

Many investors have made the mistake of being overwhelmed by these problems and neglecting to focus on the profitability of individual companies.  As always, knowing what you know is important, but even more vital is knowing what you don’t know.  As long as corporations retain strong balance sheets and reinvest wisely in productivity and innovation, they will produce better returns over time than bonds.  If you are pleased with the Fund’s performance, please do not hesitate to share that sentiment with friends, family and colleagues.  Greater size should help benefit all holders of the Fund.

Sincerely,

Marc S. Heilweil

MANAGEMENT DISCUSSION

Over the last twelve-month period ending October 31, 2011, Marathon Value Portfolio (“Marathon” or “the Fund”) returned + 8.03%.  Marathon’s annualized return since inception (March 28, 2000) is +6.45%.  The comparable total returns for the S&P 500 benchmark are +8.09% and +0.25%.  Since the Fund’s inception, the Fund’s cumulative total return has been +106.47% versus the S&P 500 cumulative total return of +2.97%, for a total return differential of +103.50% for Marathon.

PERFORMANCE SUMMARY

	For Calendar Year
	2000*	2001	2002	2003	2004	2005	2006	2007	2008	2009	2010	Year-to-Date 2011 as of 10/31/11	Since Inception as of 10/31/11
Marathon Value Portfolio S&P 500 Index	16.06% -11.67%	4.70% -11.89%	-11.00% -22.10%	26.20% 28.68%	14.03% 10.88%	6.20% 4.91%	11.76% 15.79%	3.10% 5.49%	-23.33% -37.00%	20.29% 26.46%	15.87% 15.06%	1.47% 1.30%	106.47% 2.97%

Annualized Total Returns
For the Periods Ended October 31, 2011
	One Year Average	Three Year Average	Five Year Average	Ten Year Average	Since Inception
Marathon Value Portfolio S&P 500 Index	8.03% 8.09%	10.80% 11.41%	3.02% 0.25%	6.03% 3.69%	6.45% 0.25%

The Total Gross Annual Expense Ratio for the Fund, as disclosed in the Fund’s prospectus, before waivers and reimbursements is 1.25%.  (1.25% after waivers and reimbursements by the Advisor).  The Advisor has contractually agreed to waive its fees and/or cap certain operating expenses (excluding indirect expenses such as acquired fund fees) of the Fund through February 29, 2012.

* March 28, 2000 is the date Spectrum Advisory Services Inc. assumed management of Marathon.  Returns for 2000 are from 03/28/00 through 12/31/00.  Returns are not annualized, except where noted.  The Fund's past performance does not guarantee future results.  The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.   Performance data current to the most recent month end may be obtained by visiting www.marathonvalue.com or by calling 1-800-788-6086.  The index is unmanaged and returns for both the index and the Fund include reinvested dividends and capital gains.  It is not possible to invest directly in an index.

You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing.  The Fund's Prospectus contains this and other information about the Fund, and should be read carefully before investing.  You may obtain a current copy of the Fund's Prospectus by visiting www.marathonvalue.com or by calling 1-800-788-6086.

The Fund is distributed by Unified Financial Securities, Inc., 2960 N. Meridian Street, Suite 300, Indianapolis, IN 46208. (Member FINRA.)

Comparison of a $10,000 Investment in the Marathon Value Portfolio and the S&P 500 Index

$25,000
$20,000
$15,000
$10,000
$5,000
03/28/00
06/30/00
12/31/00
06/30/01
12/31/01
06/30/02
12/31/02
06/30/03
12/31/03
06/30/04
12/31/04
06/30/05
12/31/05
06/30/06
12/31/06
06/30/07
12/31/07
06/30/08
12/31/08
06/30/09
12/31/09
06/30/10
12/31/10
06/30/11
10/31/11
Marathon Value Portfolio $20,647
S&P 500 Index $10,297

The chart above assumes an initial investment of $10,000 made on March 28, 2000 (commencement of Fund operations) and held through October 31, 2011.  The Fund’s return represents past performance and does not guarantee future results.  The line graph and performance table shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Investment returns and principal values will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original purchase price.

The Fund’s investment objectives, risk, charges and expenses must be considered carefully before investing.  The prospectus contains this and other important information about the investment company and can be obtained by calling
1-800-788-6086 or visiting www.marathonvalue.com.  The prospectus should be read carefully before investing.

The S&P 500 Total Return Index is a capitalization weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.  The Fund’s portfolio holdings may differ significantly from the securities held in the Index and, unlike a mutual fund, an unmanaged index assumes no transaction costs, taxes, management fees or other expenses.

Industrial stocks were hit particularly hard in the May to September decline, which was accompanied by increased expectations of a new recession.  For the year however, they were strong performers.  We correctly anticipated that the economic recovery following 2008 would be led by business investment spending rather than consumer spending.  We expect this trend to continue for a while longer, but have added to our holdings in consumer companies over this past year.  As we mentioned last time, we have a substantial interest in toothpaste.  We also feel confident in continuing demand for toilet paper and paper towels.  For our portfolio as a whole, the percentage of sales that come from outside the United States approaches 50%, and this is one reason stocks can perform well despite weak prospects domestically.

Our largest gain for the year was Raven Industries (RAVN), which rose 46%.  Through the first half of this year, three of Raven’s four reporting segments grew revenue by greater than 20%.  Equally impressive is that Raven’s operating income grew over 30%, all while the company generously funded new growth and research initiatives.

Another large gain for the fund came from Graco (GGG), whose shares rose 25%.  The company mitigated substantial increases in input costs by raising prices multiple times over the course of the year.  Graco recently announced plans to acquire the finishing business of Illinois Tool Works, another Marathon Value holding.

The fund’s largest loss for the year was Cisco (CSCO) (-19%).  The company struggled as lower-priced competitors fiercely attacked Cisco’s very high-margin core router business.  Cisco recognized its issues, reduced management layers and jettisoned non-core divisions and products, so we think they are on the right track.   Credit Suisse (-27%)  also was a drag on the fund’s results.  While it is better capitalized than its peers and sells under tangible book, it suffered from the regulatory pressures and European sovereign debt issues.

Our largest holding remains IBM (up 29%), as it has been for most of the past few years.  Ask your friends which stock – Apple or IBM – performed better over the past year.  Few might have correctly guessed IBM.   The company formerly known for sales of “big iron” has transitioned into services and software, which have steadier, recurring revenue streams and higher margins.

The use of short-term bonds for part of our cash allocation delivers yield in excess of money market rates, so we opportunistically buy these quality credits when available.

We are very proud of our track record, but we have no intentions of resting on our laurels.  We will stay engaged in the changing landscape of both the securities markets and the global financial system.  Let us all hope that the world’s leaders show more judgment and decisiveness than they have over the past decade.

Fund Holdings  (Unaudited)

1Based on net assets.

The investment objective of the Marathon Value Portfolio is to provide shareholders with long-term capital appreciation in a well-diversified portfolio.

Availability of Portfolio Schedule

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Form N-Qs are available at the SEC’s website at www.sec.gov.  The Fund’s Form N-Qs may be reviewed and copied at the Public Reference Room in Washington, DC.  Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Summary of Fund Expenses

As a shareholder of the Fund, you incur ongoing costs, consisting solely of management fees, tax expenses, and trustee expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period (May 1, 2011) and held for the entire period (through October 31, 2011).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

 Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Expenses shown are meant to highlight your ongoing costs only and do not reflect any transactional costs. The second line of the table below is useful in comparing ongoing costs only and will not help you determine the relative costs of owning different funds.

Marathon Value Portfolio	Beginning Account Value May 1, 2011	Ending Account Value October 31, 2011	Expenses Paid During Period* May 1, 2011 – October 31, 2011
Actual	$1,000.00	$943.46	$6.12
Hypothetical (5% return before expenses)	$1,000.00	$1,018.90	$6.36
  *Expenses are equal to the Fund’s annualized expense ratio of 1.25%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the partial year period).

Marathon Value Portfolio
Schedule of Investments
October 31, 2011

Common Stocks - 85.60%	Shares	Fair Value

Automobiles, Parts & Equipment - 1.40%
Genuine Parts Co.	8,500	$488,155
Honda Motor Co., Ltd. (b)	3,000	89,700
		577,855

Banking - Financial - 4.18%
B of I Holdings, Inc. (a)	16,400	250,920
Credit Suisse Group AG (b)	6,600	191,202
First Niagara Financial Group, Inc.	30,000	275,700
Seacoast Banking Corp. of Florida (a)	217,000	323,330
SunTrust Banks, Inc.	14,500	286,085
U.S. Bancorp	15,530	397,413
		1,724,650

Communications, Broadcasting & Cable - 0.95%
SK Telecom Co., Ltd. (b)	26,500	391,935

Computer Software & Hardware - 6.69%
Cisco Systems, Inc.	29,000	537,370
Google, Inc. - Class A (a)	700	414,848
Intel Corp.	15,000	368,100
International Business Machines Corp.	6,200	1,144,706
Microsoft Corp.	11,100	295,593
		2,760,617

Consulting Services - 0.23%
SAIC, Inc. (a)	7,700	95,711

Data Services - 3.78%
Automatic Data Processing, Inc.	6,700	350,611
Equifax, Inc.	9,800	344,470
Global Payments, Inc.	9,500	436,240
Total System Services, Inc.	11,000	218,790
Verisk Analytics, Inc. - Class A (a)	6,000	210,900
		1,561,011

Delivery and Freight Services - 1.67%
United Parcel Service, Inc. - Class B	9,800	688,352

Durable Goods - 0.33%
Whirlpool Corp.	2,700	137,187

Electric Components, Parts & Equipment - 5.97%
Avnet, Inc. (a)	21,600	654,696
Corning, Inc.	12,000	171,480
Linear Technology Corp.	16,000	516,960
Secom Co., Ltd. (b)	22,400	264,992
TE Connectivity, Ltd.	14,100	501,255
Texas Instruments, Inc.	6,100	187,453
Zebra Technologies Corp. - Class A (a)	4,580	163,689
		2,460,525

See accompanying notes which are an integral part of these financial statements.

Marathon Value Portfolio
Schedule of Investments - continued
October 31, 2011

Common Stocks - 85.60% - continued	Shares	Fair Value

Energy - 6.11%
Anadarko Petroleum Corp.	5,000	$392,500
ConocoPhillips	6,600	459,690
Exxon Mobil Corp.	5,323	415,673
Noble Corp. (a)	22,900	823,026
Sasol Ltd. (b)	9,500	429,780
		2,520,669

Finance - 0.27%
Reading International, Inc. - Class A (a)	26,300	108,882

Gold & Silver Ores - 0.23%
Allied Nevada Gold Corp. (a)	2,500	94,950

Healthcare - 4.83%
Becton, Dickinson & Co.	7,000	547,610
Cardinal Health, Inc.	5,500	243,485
Life Technologies Corp. (a)	7,808	317,551
Pharmaceutical Product Development, Inc.	12,000	395,880
St. Jude Medical, Inc.	12,500	487,500
		1,992,026

Household Products - 4.14%
Colgate-Palmolive Co.	6,600	596,442
Kimberly-Clark Corp.	8,000	557,680
Procter & Gamble Co.	8,627	552,042
		1,706,164

Industrial Conglomerates - 11.11%
3M Co.	10,700	845,514
Eaton Corp.	18,100	811,242
Emerson Electric Co.	11,400	548,568
General Electric Co.	23,300	389,343
Leggett & Platt, Inc.	5,200	113,880
Raven Industries, Inc.	14,342	860,663
Tyco International, Ltd.	22,275	1,014,626
		4,583,836

Industrial Machinery - 4.90%
Graco, Inc.	25,438	1,092,308
Illinois Tool Works, Inc.	7,200	350,136
Lincoln Electric Holdings, Inc.	15,900	578,760
		2,021,204

Insurance - 5.00%
Alleghany Corp. (a)	2,134	677,161
Aon Corp.	8,000	372,960
Berkshire Hathaway, Inc. - Class B (a)	6,500	506,090
White Mountains Insurance Group, Ltd.	1,200	504,000
		2,060,211

Materials - 0.88%
AbitibiBowater, Inc. (a)	11,500	195,500
Bemis Co., Inc.	6,000	168,660
		364,160

See accompanying notes which are an integral part of these financial statements.

Marathon Value Portfolio
Schedule of Investments - continued
October 31, 2011

Common Stocks - 85.60% - continued	Shares	Fair Value

Packaged Foods - 4.37%
Archer-Daniels-Midland Company	16,000	$463,040
Campbell Soup Co.	19,500	648,375
Coca-Cola Co./The	2,000	136,640
PepsiCo, Inc.	8,800	553,960
		1,802,015

Pharmaceuticals - 3.84%
Bristol-Myers Squibb Co.	8,500	268,515
GlaxoSmithKline plc (b)	10,000	447,900
Novartis AG (b)	6,845	386,537
Novo Nordisk A/S (b)	1,300	138,190
Pfizer, Inc.	11,500	221,490
Teva Pharmaceutical Industries Ltd. (b)	3,000	122,550
		1,585,182

Publishing & Printing Media - 0.98%
John Wiley & Sons, Inc. - Class A	8,500	404,260

Restaurants - 1.89%
McDonald's Corp.	8,400	779,940

Retail Stores - 6.81%
Bed Bath & Beyond, Inc. (a)	7,000	432,880
Costco Wholesale Corp.	6,300	524,475
Family Dollar Stores, Inc.	2,500	146,575
Lowe's Companies, Inc.	23,500	493,970
Staples, Inc.	20,120	300,995
Tiffany & Co.	4,000	318,920
Walgreen Co.	7,000	232,400
Weis Markets, Inc.	9,100	359,905
		2,810,120

Services-Miscellaneous Amusement & Recreation - 0.68%
Walt Disney Co./The	8,000	279,040

Specialty Chemicals - 4.04%
PPG Industries, Inc.	10,000	864,100
Valspar Corp.	23,000	802,010
		1,666,110

Staffing Services - 0.32%
CDI Corp.	10,100	132,613

TOTAL COMMON STOCKS (Cost $26,377,132)		35,309,225

Real Estate Investment Trusts - 2.40%

Colony Financial, Inc.	19,350	283,865
EastGroup Properties, Inc.	3,800	165,718
Plum Creek Timber Co., Inc.	14,370	541,174

TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $846,411)		990,757

See accompanying notes which are an integral part of these financial statements.

Marathon Value Portfolio
Schedule of Investments - continued
October 31, 2011

Preferred Stock - 0.96%	Shares	Fair Value

E. I. du Pont de Nemours & Co., callable on 01/03/2012 @ $120	4,000	$398,000

TOTAL PREFERRED STOCK (Cost $308,578)		398,000

Closed End Funds - 0.26%

iShares MSCI Germany Index Fund	5,000	106,050

TOTAL CLOSED END FUNDS (Cost $89,600)		106,050

	Principal
Commercial Paper - 1.21%	Amount

Sears Roebuck Acceptance Corp., 0.000%, 11/16/2011	$500,000	499,784

TOTAL COMMERCIAL PAPER (Cost $499,784)		499,784

Corporate Bonds - 6.53%

Autozone, Inc., 5.875%, 10/15/2012	200,000	208,508
CWABS, Inc., 3.245%, 10/25/2032 (d) (f)	27,904	2,362
CWABS, Inc., 0.905%, 04/25/2032 (d) (f)	68,119	36,447
Georgia - Pacific LLC, 9.500%, 12/01/2011	500,000	502,325
Goldman Sachs Group Inc./The, 5.700%, 09/01/2012	400,000	412,292
IMPAC CMB Trust, 1.145%, 10/25/2033 (e) (f)	127,377	103,417
IMPAC CMB Trust, 1.085%, 09/25/2034 (e) (f)	129,778	87,911
Kinder Morgan, Inc. 6.500%, 09/01/2012	300,000	306,750
Mississippi Chemical Corp., 7.250%, 11/15/2017 (a) (c)	125,000	-
Mohawk Industries, Inc., 7.200%, 04/15/2012	500,000	512,500
Starwood Hotel & Resorts Worldwide, Inc., 7.875%, 05/01/2012	250,000	258,125
Starwood Hotel & Resorts Worldwide, Inc., 6.250%, 02/15/2013	250,000	261,250

TOTAL CORPORATE BONDS (Cost $2,815,721)		2,691,887

Money Market - 2.80%	Shares

Fidelity Institutional Money Market Portfolio, 0.19% (f)	1,154,452	1,154,452

TOTAL MONEY MARKETS (Cost $1,154,452)		1,154,452

TOTAL INVESTMENTS (Cost $32,091,678) - 99.76%		$41,150,155

Other assets in excess of liabilities - 0.24%		100,679

TOTAL NET ASSETS - 100.00%		$41,250,834

(a) Non-income producing.
(b) American Depositary Receipt.
(c) In default, issuer filed Chapter 11 bankruptcy. This security is currently valued according to fair value procedures approved by the Trust.
(d) Asset-Backed Security.
(e) Collateralized mortgage obligation.
(f) Variable rate securities; the coupon rate shown represents the rate at October 31, 2011.

See accompanying notes which are an integral part of these financial statements.

Marathon Value Portfolio
Statement of Assets and Liabilities
October 31, 2011

Assets
Investments in securities
At cost	$32,091,678
At fair value	41,150,155

Receivable from investments sold	108,399
Dividends receivable	43,786
Interest receivable	42,311
Receivable from tax reclaim	567
Total assets	41,345,218

Liabilities
Payable from capital stock purchased	52,062
Accrued advisory fees (a)	42,322
Total liabilities	94,384

Net Assets	$41,250,834

Net Assets consist of:
Paid in capital	31,147,776
Accumulated undistributed net investment income (loss)	200,643
Accumulated net realized gain (loss) on investments	843,938
Net unrealized appreciation (depreciation) on investments	9,058,477

Net Assets	$41,250,834

Shares outstanding (unlimited number of shares authorized)	2,497,729

Net Asset Value
Offering and redemption price per share	$16.52

(a) See Note 4 in the Notes to the Financial Statements.

See accompanying notes which are an integral part of these financial statements.

Marathon Value Portfolio
Statement of Operations
For the year ended October 31, 2011

Investment Income
Dividend income (net of foreign withholding tax of $11,536)	$684,804
Interest income	62,626
Total Income	747,430

Expenses
Investment advisor fee (a)	496,418
Total Expenses	496,418
Net Investment Income (Loss)	251,012

Realized & Unrealized Gain (Loss)
Net realized gain (loss) on investment securities	1,283,127
Change in unrealized appreciation (depreciation)
on investment securities	1,509,698
Net realized and unrealized gain (loss) on investment securities	2,792,825
Net increase (decrease) in net assets resulting from operations	$3,043,837

(a) See Note 4 to the Financial Statements

See accompanying notes which are an integral part of these financial statements.

Marathon Value Portfolio
Statements of Changes In Net Assets

	Year ended	Year ended
Increase (Decrease) in Net Assets due to:	October 31, 2011	October 31, 2010
Operations
Net investment income (loss)	$251,012	$255,175
Net realized gain (loss) on investment securities	1,283,127	61,180
Change in unrealized appreciation (depreciation) on investments	1,509,698	4,683,914
Net increase (decrease) in net assets resulting from operations	3,043,837	5,000,269

Distributions
From net investment income	(248,945)	(263,370)
Change in net assets from distributions	(248,945)	(263,370)

Capital Share Transactions
Proceeds from shares sold	4,301,086	2,652,991
Reinvestment of distributions	248,268	262,537
Amount paid for shares redeemed	(2,924,598)	(1,623,127)
Net increase (decrease) in net assets resulting
from share transactions	1,624,756	1,292,401
Total Increase (Decrease) in Net Assets	4,419,648	6,029,300

Net Assets
Beginning of year	36,831,186	30,801,886
End of year	$41,250,834	$36,831,186

Accumulated undistributed net investment income included in
net assets at end of period	$200,643	$196,857

Capital Share Transactions
Shares sold	265,079	185,385
Shares issued in reinvestment of distributions	15,278	18,424
Shares redeemed	(176,204)	(113,190)

Net increase (decrease) from capital share transactions	104,153	90,619

See accompanying notes which are an integral part of these financial statements.

Marathon Value Portfolio
Financial Highlights
(For one share outstanding during each period)

	Year ended	Year ended	Year ended	Year ended	Year ended
	October 31, 2011	October 31, 2010	October 31, 2009	October 31, 2008	October 31, 2007

Selected Per Share Data

Net asset value, beginning of period	$15.39	$13.37	$12.54	$16.88	$15.54

Income from investment operations
Net investment income	0.10	0.11	0.12	0.16	0.16
Net realized and unrealized gain (loss)	1.13	2.02	0.91	(4.01)	1.57
Total from investment operations	1.23	2.13	1.03	(3.85)	1.73

Less Distributions to shareholders:
From net investment income	(0.10)	(0.11)	(0.19)	(0.18)	(0.11)
From capital gains	-	-	(0.01)	(0.31)	(0.28)
Total distributions	(0.10)	(0.11)	(0.20)	(0.49)	(0.39)

Net asset value, end of period	$16.52	$15.39	$13.37	$12.54	$16.88

Total Return (a)	8.03%	16.04%	8.51%	-23.36%	11.30%

Ratios and Supplemental Data
Ratio of expenses to average net assets
Net assets, end of period (000)	$41,251	$36,831	$30,802	$26,979	$28,081
before waiver	1.25%	1.27%	1.28%	1.27%	1.26%
Ratio of expenses to average net assets	1.25%	1.23%	1.25%	1.25%	1.25%
Ratio of net investment income to
average net assets before waiver	0.64%	0.72%	0.99%	1.13%	0.95%
Ratio of net investment income to
average net assets	0.64%	0.76%	1.02%	1.15%	0.96%
Portfolio turnover rate	15.79%	16.14%	25.53%	41.77%	25.12%

(a) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.

See accompanying notes which are an integral part of these financial statements.

Marathon Value Portfolio
Notes to the Financial Statements
October 31, 2011

NOTE 1. ORGANIZATION

Marathon Value Portfolio (the “Fund”) was organized as a diversified series of Unified Series Trust (the “Trust”) on December 18, 2002. The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 17, 2002 (the “Trust Agreement”).  On January 3, 2003, the Fund acquired all of the assets and liabilities of the Marathon Value Portfolio, a series of the AmeriPrime Funds (the “Predecessor Fund”) in a tax-free reorganization. The Predecessor Fund commenced operations on March 12, 1998.  The Trust Agreement permits the Board of Trustees of the Trust (the “Board”) to issue an unlimited number of shares of beneficial interest of separate series without par value.  The Fund is one of a series of funds currently authorized by the Board.  The Fund’s investment objective is to provide long-term capital appreciation in a well-diversified portfolio. Since March 28, 2000, the Fund’s advisor has been Spectrum Advisory Services, Inc. (the “Advisor”).

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Securities Valuation - All investments in securities are recorded at their estimated fair value as described in Note 3.

Federal Income Taxes - The Fund makes no provision for federal income or excise tax. The Fund intends to qualify each year as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of its taxable income. The Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. If the required amount of net investment income or gains is not distributed, the Fund could incur a tax expense.

As of and during the fiscal year ended October 31, 2011, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the year, the Fund did not incur any interest or penalties.  The Fund is not subject to examination by U.S. federal tax authorities for tax years before 2007.

Expenses - Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund’s relative net assets or other appropriate basis (as determined by the Board).

Security Transactions and Related Income - The Fund follows industry practice and records security transactions on the trade date.  The first in, first out (“FIFO”) method is used for determining gains or losses for financial statements and income tax purposes.  Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.  Discounts and premiums on securities purchased are amortized or accreted using the effective interest method. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific country or region.

Dividends and Distributions - The Fund intends to distribute substantially all of its net investment income as dividends to its shareholders on at least an annual basis. The Fund intends to distribute its net realized long-term capital gains and its net realized short-term capital gains at least once a year. Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expenses or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes.  Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Fund.  There were no such material reclassifications for the year ended October 31, 2011.

Marathon Value Portfolio
Notes to the Financial Statements - continued
October 31, 2011

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

Fair value is defined as the price that a Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. Generally accepted accounting principles in the United States of America (“GAAP”) establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique.  Inputs may be observable or unobservable.  Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity.  Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical securities

•
Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive market, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments based on the best information available)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Equity securities, including common stock, real estate investment trusts, preferred stocks, and closed end funds, are generally valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices more accurately reflect the fair value of such securities.  Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price.  Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price.  Securities traded in the NASDAQ over-the-counter market are generally valued by the pricing service at the NASDAQ Official Closing Price. When using the market quotations or close prices provided by the pricing service and when the market is considered active, the security will be classified as a Level 1 security. Sometimes, an equity security owned by the Fund will be valued by the pricing service with factors other than market quotations or when the market is considered inactive.  When this happens, the security will be classified as a Level 2 security.  When market quotations are not readily available, when the Advisor determines that the market quotation or the price provided by the pricing service does not accurately reflect the current fair value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review by the Board.  These securities will be categorized as Level 3 securities.

Investments in mutual funds, including money market mutual funds, are generally priced at the ending net asset value (NAV) provided by the service agent of the fund.  These securities will be categorized as Level 1 securities.

Fixed income securities, including corporate bonds will be categorized as Level 1 securities when valued using market quotations in an active market. However, they may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices more accurately reflect the fair value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. These securities will generally be categorized as Level 2 securities.  If the Advisor decides that a price provided by the pricing service does not accurately reflect the fair value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board. These securities will be categorized as Level 3 securities.

Marathon Value Portfolio
Notes to the Financial Statements - continued
October 31, 2011

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS - continued

Short-term investments in fixed income securities, (those with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity) including commercial paper and cash equivalents, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value. These securities will be classified as Level 2 securities.

In accordance with the Trust’s good faith pricing guidelines, the Advisor is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Advisor would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Good faith pricing is permitted if, in the Advisor’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before a Fund’s NAV calculation that may affect a security’s value, or the Advisor is aware of any other data that calls into question the reliability of market quotations.  Good faith pricing may also be used in instances when the bonds the Fund invests in may default or otherwise cease to have market quotations readily available.

The following is a summary of the inputs used to value the Fund’s investments as of October 31, 2011:

	Valuation Inputs
Assets	Level 1 - Quoted Prices in Active Markets	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total

Common Stocks*	$35,309,225	$-	$-	$35,309,225

Real Estate Investment Trusts	990,757	-	-	990,757

Preferred Stocks	398,000	-	-	398,000

Closed-End Funds	106,050	-	-	106,050

Commercial Paper	-	499,784	-	499,784

Corporate Bonds	-	2,691,887	** 0	2,691,887

Money Market Securities	1,154,452	-	-	1,154,452

Total	$37,958,484	$3,191,671	$-	$41,150,155

* Refer to Schedule of Investments for industry classifications

** The Fund held a Mississippi Chemical Corp. corporate bond during the entire reporting period. The bond was fair valued at $0 during the entire period, and is classified as a Level 3 security. There was no activity related to this security during the year, nor did the Fund purchase, sell, or hold any other Level 3 securities during the period. Therefore, no reconciliation of Level 3 securities is included for this reporting period. The Fund did not hold any derivative instruments during the reporting period.

The Fund had no transfers between Levels at anytime during the reporting period. The Trust recognizes significant transfers between fair value hierarchy levels at the reporting period end.

Marathon Value Portfolio
Notes to the Financial Statements - continued
October 31, 2011

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the management agreement (the “Agreement”), the Advisor has agreed to provide investment advisory services to the Fund, and to pay most operating expenses of the Fund, in return for a "universal fee."  The Agreement states that the Fund, not the Advisor, is obligated to pay the following expenses:  brokerage fees and commissions, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), fees and expenses of independent trustees and officers, and extraordinary or nonrecurring expenses.  The Agreement does not require the Advisor to pay indirect expenses incurred by the Fund, such as fees and expenses of other investment companies in which the Fund may invest. As compensation for its management services and agreement to pay the Fund’s expenses, the Fund is obligated to pay the Advisor a fee computed and accrued daily and paid monthly at an annual rate of 1.25% of the average daily net assets of the Fund. It should be noted that most investment companies pay their own operating expenses directly, while the Advisor pays the Fund’s expenses, except those specified above.  For the fiscal year ended October 31, 2011, the Advisor earned fees of $496,418 from the Fund.

The Advisor has contractually agreed to waive and/or reimburse the Fund for certain fees and expenses, but only to the extent necessary to maintain the Fund’s total annual operating expenses, except brokerage fees and commissions, borrowing costs (such as interest and dividend expenses on securities sold short), taxes, any indirect expenses such as expenses incurred by other investment companies in which the Fund may invest and extraordinary litigation expenses, at 1.25% of average daily net assets through February 29, 2012. Any waiver or reimbursement by the Adviser is subject to repayment by the Fund in the three fiscal years following the fiscal year in which the particular waiver or reimbursement occurred; provided that the Fund is able to make the repayment without exceeding the above expense limitation. At October 31, 2011, the Advisor was owed $42,322 for its advisory services and no fees were waived during the year.

The amounts subject to repayment by the Fund, pursuant to the aforementioned conditions, at October 31, 2011 are as follows:

Amount	October 31,

$7,866	2012
$6,101	2013

The Trust retains Huntington Asset Services, Inc. (“HASI”) to manage the Fund’s business affairs and provide the Fund with administrative services, fund accounting and transfer agency services, including all regulatory reporting and necessary office equipment and personnel.  The Adviser paid all administrative, transfer agency, and fund accounting fees on behalf of the Fund per the Agreement.  Certain officers of the Trust are members of management and/or employees of HASI. HASI operates as a wholly-owned subsidiary of Huntington Bancshares, Inc., the parent company of the Distributor and Huntington National Bank, the custodian of the Fund’s investments (the “Custodian”).  A Trustee of the Trust is a member of management of the Custodian.

Unified Financial Securities, Inc. (the “Distributor”) acts as the principal distributor of the Fund. There were no payments made to the Distributor by the Fund for the fiscal year ended October 31, 2011. A Trustee of the Trust is a member of management of Huntington National Bank, a subsidiary of Huntington Bancshares, Inc. (the parent of the Distributor) and officers of the Trust are officers of the Distributor and such persons may be deemed to be affiliates of the Distributor.

Marathon Value Portfolio
Notes to the Financial Statements - continued
October 31, 2011

NOTE 5. INVESTMENT TRANSACTIONS

For the fiscal year ended October 31, 2011, purchases and sales of investment securities, other than short-term investments were as follows:

Purchases
U.S. Government Obligations	$-
Other	7,337,276

Sales
U.S. Government Obligations	$1,020,781
Other	4,644,425

At October 31, 2011, the net unrealized appreciation (depreciation) of investments for tax purposes was as follows:

Amount
Gross Appreciation	$10,153,556
Gross (Depreciation)	(1,107,962)
Net Appreciation (Depreciation)
on Investments	$9,045,594

At October 31, 2011, the aggregate cost of securities for federal income tax purposes was $32,104,561.

NOTE 6. ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.  Actual results could differ from those estimates.

NOTE 7. BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of 25% or more of the outstanding shares of a fund creates a presumption of control of the Fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of October 31, 2011, Charles Schwab & Co. held, in an omnibus account for the benefit of others, 75.59% of the Fund’s shares. As a result, Charles Schwab & Co. may be deemed to control the Fund

NOTE 8. DISTRIBUTIONS TO SHAREHOLDERS

On December 28, 2010, the Fund paid an income distribution of $0.1040 per share to shareholders of record on December 27, 2010.

On December 28, 2011, the Fund paid an income distribution of $0.1102 per share to shareholders of record on December 27, 2011.

On December 28, 2011, the Fund paid a long-term capital gain distribution of $ 0.3341 per share to shareholders on December 27, 2011.

The tax character of distributions paid during the fiscal years 2011 and 2010 were as follows:

2011	2010
$248,945	$263,370

Marathon Value Portfolio
Notes to the Financial Statements - continued
October 31, 2011

NOTE 8. DISTRIBUTIONS TO SHAREHOLDERS - continued

At October 31, 2011, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income	$214,112
Long-term capital gains	843,352
Unrealized appreciation	9,045,594

$10,103,058

As of October 31, 2011, the difference between book basis and tax basis unrealized appreciation (depreciation) is primarily attributable to the tax deferral of losses on wash sales and the treatment of income earned from underlying securities.

NOTE 9. REGULATED INVESTMENT COMPANY MODERNIZATION ACT OF 2010

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010.  The Act makes changes to several tax rules impacting the Fund.  In general, some provisions of the Act, are effective for the Fund’s fiscal year ending October 31, 2011.  Although the Act provides several benefits, including the unlimited carryover of future capital losses, there may be a greater likelihood that all or a portion of the Funds’ pre-enactment capital loss carryovers may expire without being utilized due to the fact that post-enactment capital losses get utilized before pre-enactment capital loss carryovers.

Cohen
Fund Audit Services

www.cohenfund.com

440.835.8500
440.835.1093 fax

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees
Marathon Value Portfolio
(Unified Series Trust)

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Marathon Value Portfolio, (the "Fund"), a series of the Unified Series Trust, as of October 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of Fund management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2011, by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Marathon Value Portfolio as of October 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Cohen Fund Audit Services

COHEN FUND AUDIT SERVICES, LTD.
Westlake, Ohio
December 30, 2011

Registered with the Public Company Accounting Oversight Board

TRUSTEES AND OFFICERS

The Board of Trustees supervises the business activities of the Trust.  Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires or is removed.

The following tables provide information regarding the Trustees and Officers.

Independent Trustees
Name, Address*, (Age), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Gary E. Hippenstiel (Age – 64) Chairman of the Audit and Pricing Committees Independent Trustee, December 2002 to present
President and founder of Hippenstiel Investment Counsel LLC, a registered investment advisor, since November 2008;  Director, Vice President and Chief Investment Officer of Legacy Trust Company, N.A. from September 1991 to September 2008; Chairman of the investment committee for W.H. Donner Foundation and Donner Canadian Foundation from June 2005 to September 2011; Chairman of the Investment Committee for the Diana Davis Spencer Foundation since October 2011.

Stephen A. Little (Age - 65) Chairman, December 2004 to present; Independent Trustee, December 2002 to present	President and founder of The Rose, Inc., a registered investment advisor, since April 1993.
Daniel J. Condon (Age - 61) Independent Trustee, December 2002 to present
CEO of Standard Steel, LLC since August 2011; Director Steel Wheels Acquisition Corp. since August 2011; Director Standard Steel, Inc. since August 2011; President and CEO of International Crankshaft Inc., an automotive supply manufacturing company, from 2004 to August 2011; Director International Crankshaft, Inc. since 2004; Chairman, SMI Crankshaft LLC, an automotive and truck supplier, from July 2010 to August 2011.

Ronald C. Tritschler (Age - 59) Independent Trustee, January 2007 to present; Interested Trustee, December 2002 to December 2006
Chief Executive Officer, Director and Legal Counsel of The Webb Companies, a national real estate company, since 2001; Director of First State Financial since 1998; Director, Vice President and Legal Counsel of The Traxx Companies, an owner and operator of convenience stores, since 1989.

Kenneth G.Y. Grant (Age – 62) Independent Trustee, May 2008 to present
Senior Vice President of Global Trust Company since 2008; Senior Vice President of Advisors Charitable Gift Fund since May 2005; Senior Vice President and Chief Officer, Corporate Development, of Northeast Retirement Services, Inc. since February 2003; Senior Vice President of Savings Banks Employees Retirement Association since February 2003; Director, Lift Up Africa since 2008; Chair Investment Committee since January 2011 and past Chair; Board of Directors of Massachusetts Council of Churches; Member, Presbytery of Boston, Presbyterian Church (U.S.A.) since June 1975.

  *    The address for each trustee is 2960 N. Meridian St., Suite 300, Indianapolis, IN  46208.
  ** As of the date of this report, the Trust currently consists of 23 series.

Interested Trustees & Officers
Name, Address*, (Age), Position with Trust,** Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Nancy V. Kelly (Age - 56)*** Trustee, November 2007 to present
Executive Vice President of Huntington National Bank, the Trust’s custodian, since December 2001; Director, Wedgewood Golf & Country Club since October 2008; Director, Greenlawn Cemetery since October 2007; Director, Directions for Youth and Families, a social service agency, since August 2006.

Brian L. Blomquist (Age - 52) President, March 2011 to present
President of Huntington Asset Services, Inc., the Trust’s administrator, since February 2010; Senior Vice President of Institutional Custody at Huntington National Bank, the Trust’s custodian, from July 2008 to May 2011, Director of Trust Operations at Huntington National Bank from March 2008 to February 2010; Board Member of King Park Area Development Corporation since February 2011; President of TCL Associates, Inc., a consulting firm specializing in bank acquisitions and integrations for several large financial institutions, from February 2000 to March 2008.

John C. Swhear (Age - 50) Senior Vice President, May 2007 to present
Vice President of Legal Administration and Compliance for Huntington Asset Services, Inc., the Trust’s administrator, since April 2007; Chief Compliance Officer and Vice President of Valued Advisers Trust since August 2008; Chief Compliance Officer of Unified Financial Securities, Inc., the Trust’s distributor, since May 2007; Secretary of Huntington Funds since April 2010; President and Chief Executive Officer of Dreman Contrarian Funds, March 2010 to March 2011; Vice President and Acting Chief Executive Officer of Dreman Contrarian Funds, 2007 to March 2010; Employed in various positions with American United Life Insurance Company from June 1983 to April 2007, including:  Associate General Counsel, April 2007; Investment Adviser Chief Compliance Officer, June 2004 to April 2007; Assistant Secretary to the Board of Directors, December 2002 to April 2007 and Chief Compliance Officer of OneAmerica Funds, Inc., June 2004 to April 2007; Chief Counsel, OneAmerica Securities Inc., February 2007 to April 2007;  Secretary, OneAmerica Securities, Inc., December 2002 to April 2007.

Robert W. Silva (Age - 45) Treasurer and Chief Financial Officer, June 2011 to present
Senior Vice President, Fund Administration for Huntington Asset Services, Inc., the Trust’s administrator, since October 2011, Vice President from
September 2010 to October 2011; Treasurer of Huntington Funds since November 2010; Chief Financial Officer and Treasurer of The Huntington Strategy Shares since November 2010; Treasurer and Chief Financial Officer of Dreman Contrarian Funds since March 2011; Senior Vice President of Citi Fund Services Ohio, Inc. from September 2007 to September 2010; Assistant Vice President of Citizens Advisers, Inc. from May 2002 to August 2007.

Lynn E. Wood (Age - 65) Chief Compliance Officer, October 2004 to present	Chief Compliance Officer of Unified Series Trust, since October 2004.
Tara Pierson (Age - 36) Secretary, May 2010 to present
Employed by Huntington Asset Services, Inc., the Trust’s Administrator, since February, 2000; Assistant Secretary of Dividend Growth Trust from March 2006 to present. Assistant Secretary of the Trust from November 2008 to May 2010.

*    The address for each trustee/officer is 2960 North Meridian Street, Suite 300, Indianapolis, IN  46208.
**  The Trust currently consists of  23 series.
*** Ms. Kelly is deemed an interested trustee because she is an officer of an entity that is under common control with Unified Financial Securities, Inc., the Distributor, as of October 31, 2011. The Board has reviewed and approved this arrangement.

OTHER INFORMATION

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the trustees and is available without charge, upon request. You may call toll-free at 1-800-788-6086 to request a copy of the SAI or to make shareholder inquiries.

PROXY VOTING

A description of the policies and procedures that each Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how each Fund voted those proxies during the most recent twelve month period ended June 30 is available without charge upon request by (1) calling the Fund at (800) 788-6086 and (2) from Fund documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

TRUSTEES
Stephen A. Little, Chairman
Gary E. Hippenstiel
Daniel J. Condon
Ronald C. Tritschler
Kenneth G.Y. Grant
Nancy V. Kelly

OFFICERS
Brian L. Blomquist, Chief Executive Officer and President
John C. Swhear, Senior Vice President
Robert W. Silva, Chief Financial Officer and Treasurer
Lynn E. Wood, Chief Compliance Officer
Tara Pierson, Secretary

INVESTMENT ADVISOR
Spectrum Advisory Services Inc.
1050 Crown Pointe Parkway, Suite 750
Atlanta, Georgia 30338

DISTRIBUTOR
Unified Financial Securities, Inc.
2960 North Meridian Street, Suite 300
Indianapolis, IN 46208

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Cohen Fund Audit Services Ltd.
800 Westpoint Parkway, Suite 1100
Westlake, OH 44145

LEGAL COUNSEL
Thompson Coburn LLP
One US Bank Plaza
St. Louis, MO 63101

LEGAL COUNSEL TO THE INDEPENDENT TRUSTEES
Thompson Hine LLP
312 Walnut St., 14th Floor
Cincinnati, OH 45202

CUSTODIAN
Huntington National Bank
41 South Street
Columbus, OH 43125

ADMINISTRATOR, TRANSFER AGENT AND FUND ACCOUNTANT
Huntington Asset Services, Inc.
2960 North Meridian Street, Suite 300
Indianapolis, IN 46208

This report is intended only for the information of shareholders or those who have received the Funds’ prospectus which contains information about each Funds’ management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Unified Financial Securities, Inc.
Member FINRA/SIPC

Item 2. Code of Ethics.

(a)           As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)           For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)
Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)           Compliance with applicable governmental laws, rules, and regulations;
(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and
(5)           Accountability for adherence to the code.

(c)           Amendments:  During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)           Waivers:  During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e)           Posting:  We do not intend to post the Code of Ethics for the Officers or any amendments or waivers on a website.

(f)           Availability:  The Code of Ethics for the Officers can be obtained, free of charge by calling the toll free number for the appropriate Fund.

Item 3. Audit Committee Financial Expert.

(a)           The registrant’s board of trustees has determined that the registrant does not have an audit committee financial expert.  The committee members and the full Board considered a possibility of adding a member that would qualify as an expert. The audit committee determined that, although none of its members meet the technical definition of an audit committee expert, the committee has sufficient financial expertise to adequately perform its duties under the Audit Committee Charter without the addition of a qualified expert.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

The Marathon Fund:
FY 2011 FY 2010	$11,000 $11,000

The Jones Villalta Fund:
FY 2011 FY 2010	$11,500 $11,500

The SMI Funds:

FY 2011 FY 2010	$26,500 $23,000

The Becker Fund:
FY 2011 FY 2010	$11,500 $11,500

(b)	Audit-Related Fees
Registrant

The Marathon Fund:
FY 2011 FY 2010	$0 $0

The Jones Villalta Fund:
FY 2011 FY 2010	$0 $0

The SMI Funds:
FY 2011 FY 2010	$0 $0

The Becker Fund:
FY 2011 FY 2010	$0 $0

(c)	Tax Fees
Registrant

The Marathon Fund:
FY 2011 FY 2010	$2,500 $2,500

The Jones Villalta Fund:
FY 2011 FY 2010	$2,500 $2,500

The SMI Funds:
FY 2011 FY 2010	$5,500 $5,000

The Becker Fund:
FY 2011 FY 2010	$2,500 $2,500

Nature of the fees:	Preparation of the 1120 RIC and Excise review

(d)	All Other Fees
Registrant

The Marathon Fund:
FY 2011 FY 2010	$300 $0

The Jones Villalta Fund:
FY 2011 FY 2010	$300 $0

The SMI Funds:
FY 2011 FY 2010	$600 $0

The Becker Fund:
FY 2011 FY 2010	$300 $0

Nature of the fees:	Fund Accounting system conversion testing

(e)	(1)	Audit Committee’s Pre-Approval Policies

The Audit Committee Charter requires the Audit Committee to be responsible for the selection, retention or termination of auditors and, in connection therewith, to (i) evaluate the proposed fees and other compensation, if any, to be paid to the auditors, (ii) evaluate the independence of the auditors, (iii) pre-approve all audit services and, when appropriate, any non-audit services provided by the independent auditors to the Trust, (iv) pre-approve, when appropriate, any non-audit services provided by the independent auditors to the Trust's investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser and that provides ongoing services to the Trust if the engagement relates directly to the operations and financial reporting of the Trust, and (v) receive the auditors’ specific representations as to their independence;

(2)	Percentages of Services Approved by the Audit Committee

Registrant

Audit-Related Fees:                                                       0%
Tax Fees:                                                                         0%
All Other Fees:                                                               0%

(f)           During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)           The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Registrant	Adviser
FY 2011	$ 0	$ 0
FY 2010	$ 0	$ 0

(h)           Not applicable.  The auditor performed no services for the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

Item 5. Audit Committee of Listed Companies.  NOT APPLICABLE – applies to listed companies only

Item 6.  Schedule of Investments.  Schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.  NOT APPLICABLE – applies to closed-end funds only

Item 8.  Portfolio Managers of Closed-End Investment Companies. NOT APPLICABLE – applies to closed-end funds only

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.  NOT APPLICABLE – applies to closed-end funds only

Item 10.  Submission of Matters to a Vote of Security Holders.
The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11.  Controls and Procedures.
(a)           Based on an evaluation of the registrant’s disclosure controls and procedures as of December 30, 2011 the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)           There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a) (1)                      Code is filed herewith

(2)
Certifications  by the  registrant's  principal  executive  officer and principal financial officer, pursuant to Section 302 of the Sarbanes- Oxley Act of 2002 and required by Rule  30a-2under the Investment  Company Act of 1940 are filed herewith.

     (3)                      Not Applicable

(b)	Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                                Unified Series Trust

By
    _/s/ Brian L. Blomquist___________
Brian L. Blomquist, President

Date           1/3/2012_______

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By
__/s/ Brian L. Blomquist        _________
Brian L. Blomquist, President

Date           1/3/2012___

By
__/s/ Robert W. Silva_______________
Robert W. Silva, Treasurer

Date           1/3/2012___                                __